As filed with the Securities and Exchange Commission on April 30, 2004

                   Securities Act registration no. 33-54822
                   Investment Company Act file no. 811-7360

------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A
                         ____________________________

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                         Post-effective amendment no. 21                  [X]

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]
                               Amendment no. 22                           [X]
                         ____________________________

                                MONETTA TRUST
                                 (Registrant)

                     1776-A South Naperville Road, Suite 100
                        Wheaton, Illinois  60187-8133
                       Telephone number:  630/462-9800
                         ____________________________

         Robert S. Bacarella                         Arthur Don
            Monetta Trust                      Seyfarth Shaw LLP
  1776-A South Naperville Road, #100      55 E. Monroe street, Suite 4200
     Wheaton, Illinois  60187-8133            Chicago, Illinois  60603

                             (Agents for service)
                          ____________________________

                Amending Parts A, B, and C and filing Exhibits.

            It is proposed that this filing will become effective:

                   immediately upon filing pursuant to rule 485(b)
               X   on May 1, 2004     pursuant to rule 485(b)
                   60 days after filing pursuant to rule 485(a)(1)
                   on                      pursuant to rule 485(a)(1)
                   75 days after filing pursuant to rule 485(a)(2)
                   on                      pursuant to rule 485(a)(2)


If appropriate, check the following box:

   ____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

(Insert Monetta Logo)


Prospectus May 1, 2004


Monetta Trust

Class A Shares
Class C Shares

      Select Technology Fund
      Mid-Cap Equity Fund
      Blue Chip Fund
      Balanced Fund
      Intermediate Bond Fund

Government Money Market Fund

1-800-MONETTA
www.monetta.com

The Securities and Exchange Commission has not approved or disapproved of these securities, or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                    Table of Contents




Summary of the Funds                                  1

Funds' Goals and Principal Strategies                 1

Principle Risks of Investing in the Funds             3

Performance                                           5

Fees and Expenses                                     12

Investment Objectives and Strategies                  15

Investment Risks and Considerations                   18

Investment Restrictions                               22

Management                                            22

Other Information                                     24

Shareholder Manual                                    27

Financial Highlights                                  46

                                 FUND SUMMARY

Monetta Select Technology Fund, ("Select Technology"), Monetta Mid-Cap Equity Fund ("Mid-Cap Fund"), Monetta Blue Chip Fund ("Blue Chip Fund"), Monetta Balanced Fund ("Balanced Fund"), Monetta Intermediate Bond Fund ("Intermediate Bond Fund"), and Monetta Government Money Market Fund ("Government Money Market Fund") are series of Monetta Trust (the "Trust"). Each of the Trust series are collectively referred to as the "Funds."

Select Technology Fund, Mid-Cap Fund and Blue Chip Fund ("Growth Funds") are designed for long-term investors who seek growth of capital and who can tolerate the volatility and risks associated with common stock investments. In selecting investments, emphasis is placed on stocks believed by the portfolio managers to have above average growth potential, with improving earnings per share growth, a history of growth and sound management, and a strong balance sheet. A "bottom up" approach is used in choosing investments. That is to say, the portfolio managers look for companies with earnings growth potential one at a time.

Intermediate Bond Fund and Government Money Market Fund ("Fixed Income Funds") are designed for long-term investors who primarily seek current income associated with debt securities. The portfolio managers consider economic factors such as the effect of interest rates on the Fixed Income Funds' investments and then apply a "bottom up" approach in choosing investments. The managers look for income-producing securities that meet the investment criteria, taking into account the effect the investments would have on total return, credit risk and average maturity of the portfolio. The Balanced Fund is designed for investors who seek a favorable total rate of return through a combination of capital appreciation and current income consistent with preservation of capital.

The following table sets forth in more detail the primary goals and strategies for each of the Funds.

FUND                                             PRINCIPAL STRATEGIES


SELECT TECHNOLOGY FUND                           Under normal market conditions, invests (at the time of investment) at least 80% of its net assets, plus the amount of any borrowings for
GOAL: Seeks long-term                            investment purposes, in common stocks of technology-related companies
capital appreciation.                            that Monetta Financial Services, Inc. (the "Adviser") believes to be leading companies in the technology sector.  Technology-related companies include companies principally engaged in offering, using, or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements.  The primary industries within the technology sector include software, hardware,
                                                 Internet-related business, computer services, telecommunications, fiber optics and semi-conductor manufacturing and equipment.  The Adviser determines whether a company is a technology company by consulting
                                                 Bloomberg<reg-trade-mark> and other relevant third party sources.  There is no limit on the market capitalization of the companies in which the fund may invest.

MID-CAP FUND                                     Under normal market conditions, the fund invests (at the time of investment) at least 80% of its net assets, plus any borrowings for
GOAL: Seeks long-term                            investment purposes, in companies with market capitalization between $1
capital growth.                                  billion and $10 billion.  Based on market conditions, the fund may be over-weighted in volatile sectors relative to its benchmark.

<Page 1>


FUND                                             PRINCIPAL STRATEGIES (continued)


BLUE CHIP FUND                                   Under normal market conditions, the fund invests (at the time of investment) at least 80% of its net assets, plus any borrowings for
GOAL: Seeks long-term                            investment purposes, in blue chip companies with market capitalizations
Capital growth.                                  of $10 billion and higher.  "Blue chip" companies include large, well-
                                                 established companies, with track records of stable earnings and/or dividend growth and a reputation for high quality brands, management and/or products, that are included in, or similar in size to those included in the Standard and Poor's 500 Composite Stock Index.  Based on
                                                 market conditions, the fund may be over-weighted in volatile sectors relative to its benchmark.


BALANCED FUND                                    Under normal market conditions, the fund invests (at the time of investment) at least 25% in fixed income securities, which generally will
GOAL: Seeks a favorable total rate of return     consist of U.S. Government securities and corporate bonds and debentures
through a combination of capital appreciation    rated A or better, with an average weighted portfolio maturity of 3 to 10 and current income consistent with preservation  years, and at least 25% in equity securities (common stock).  There is no
of capital.                                      limit on the type of industry or market capitalization of the companies in which the fund may invest.  The Balanced Fund may emphasize fixed income securities or equity securities or hold equal amounts of both, depending upon the Adviser's analysis of market, financial, and economic conditions.  The fund does not presently intend to invest more than 5% of its assets in securities rated below investment grade (commonly called
                                                 "junk bonds") or, if unrated, determined by the Adviser to be of comparable credit quality.

INTERMEDIATE BOND FUND                           Under normal market conditions, the fund invests (at the time of investment) at least 80% of its net assets, plus the amount of any
GOAL: Seeks high current income consistent with  borrowings for investment purposes, in BONDS, WHICH INCLUDE A VARIETY OF
preservation of capital.                         DEBT SECURITIES, INCLUDING CORPORATE BONDS AND NOTES, GOVERNMENT
                                                 SECURITIES AND SECURITIES BACKED BY MORTGAGES OR OTHER ASSETS.  In
                                                 addition, the fund expects that the dollar-weighted average maturity of its portfolio will be between 3 and 10 years.  At least 70% of total assets (at the time of investment) must be invested in U.S. Government securities or securities rated in the three highest investment grade categories by Moody's or S&P.  The fund may invest up to 25% of its assets (at the time of investment) in STRAIGHT-DEBT SECURITIES OF FOREIGN
                                                 ISSUERS PAYABLE IN U. S. DOLLARS.


GOVERNMENT MONEY MARKET FUND                     Invests only in securities issued or guaranteed by the U.S. Government or its agencies maturing in less than thirteen months.
GOAL: Seeks maximum current income with safety
of capital and maintenance of liquidity.

The Trust's funds will mail to their respective shareholders a notice at least sixty (60) days before any series of the Trust changes its name or name policy.


<Page 2>
                                  FUND RISKS

No investment is suitable for everyone. The principal risk of investing in each fund is that returns may vary and you may lose some or all of the money you invest. The value of a fund's portfolio could decrease if the stock market goes down or if the value of an individual stock in a portfolio decreases. If the value of a fund's portfolio decreases, the fund's net asset value (NAV) would also decrease, which means if you sold your shares, you would receive less money. The other risks inherent in each fund depend primarily upon the types of securities in each fund's portfolio, as well as on market conditions. There is no guarantee that a fund will achieve its objective.

An investment in any fund is not a bank deposit and not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Mid-Cap Fund, Blue Chip Fund, Select Technology Fund and Balanced Fund primarily invest in growth companies. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met stock value can decline even if there is an increase in earnings. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.



FUND                                           PRINCIPAL RISKS OF INVESTING IN THE FUNDS


SELECT TECHNOLOGY FUND                         Since the fund is concentrated in the technology sector, its risk is greater than funds that invest in a wider range of industry sectors.  The technology sector historically has been more volatile than other sectors of the market primarily due to market saturation, price competition and rapid product obsolescence, in addition to the normal risks associated with growth companies.  An increase in interest rates and various other credit risk factors associated with market conditions can adversely affect the value of the fund's holdings and thus performance of the fund.  The fund may invest in smaller companies, and small-cap and mid-cap stocks may be more volatile and risky than large-cap stocks.  Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.  This fund has above average volatility and risk, and at a point in time your investment may be worth considerably less than your original investment.

MID-CAP FUND                                   This fund may invest in more volatile sectors, which could result in a disproportionate return or loss compared to its benchmarks.  Common stocks tend to be more volatile than other investment choices.  The fund invests in mid-size companies, and mid-cap stocks may be more volatile and risky than large-cap stocks.

<Page 3>


FUND                                           PRINCIPAL RISKS OF INVESTING IN THE FUNDS (continued)


BLUE CHIP FUND                                 This fund may invest in more volatile sectors, which could result in a disproportionate return or loss compared to its benchmarks.  Common stocks tend to be more volatile than other investment choices.

BALANCED FUND                                  This fund carries the same risks associated with the Growth and Fixed
                                               Income Funds.  The equity and the fixed income portion of the portfolio may vary and you could lose money.  The equity portion of the portfolio could decrease if the stock market goes down or if the value of an individual stock in a portfolio decreases.  This fund may invest in more volatile sectors, which could result in a disproportionate return or loss compared to its benchmarks.  Common stocks tend to be more volatile than other investment choices.  The fixed income portion of the portfolio may decrease in value if interest rates rise.  This is often referred to as "maturity risk."  The longer the maturity of the fixed income portion of the portfolio, the more susceptible the fund is to interest rate risk.  In addition, there is credit risk associated with the securities that the fund invests in if an issuer is unable to make principal and interest payments when due.  The fund may also face "prepayment risks," which occurs when issuers prepay their bonds more quickly than usual; the fund may need to invest money at a lower rate.  In addition, the allocation mix of the fund
                                               (equities versus fixed income), as well as the allocation between the various market capitalizations, could negatively impact the fund's performance.

INTERMEDIATE BOND FUND                         The fund invests in a variety of fixed income securities; a fundamental risk is that the value of these securities will fall if interest rates rise, which will cause the fund's net asset value (NAV) to also decline.
                                               This is often referred to as "maturity risk."  In addition, there is credit risk associated with the securities that the fund invests in, if an issuer is unable to make principal and interest payments when due.  The fund may also face "prepayment risks," which occurs when falling interest rates lead issuers to prepay their bonds more quickly than usual so that they can re-
                                               issue bonds at a lower rate.  Risks of investing in foreign securities include: less public information with respect to issuers of securities, different securities regulation, and different accounting, auditing and financial reporting standards.

GOVERNMENT MONEY MARKET FUND                   Although the fund invests only in securities issued by the U.S. Government, its agencies or instrumentalities, not all such securities are backed by the full faith and credit guarantee of the U.S. Government.  Your investment in the fund is not insured or guaranteed by the Federal Deposit
                                               Insurance Corporation or any other government agency.  Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Except for the Government Money Market Fund, all of the Funds have above-average trading activity, represented by high portfolio turnover rates. This above-average activity increases brokerage commission expenses for the Funds, and may affect the Funds' performance by reducing investment returns and increasing the amount of any capital gains taxes paid by the Funds' shareholders.

<Page 4>


                           PERFORMANCE

The following information illustrates how each of the Funds' performance has varied over time and the risk associated with investing in each fund. The bar charts depict the change in performance from year-to-year during the period indicated. The tables compare each fund's average annual returns for the periods indicated to broad-based securities market indices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class A and C shares are offered by this prospectus. After-tax returns are shown only for Class A shares and will vary for other classes.

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes, as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.

The Funds' past performance (before and after taxes) does not necessarily indicate how they will perform in the future.


<Page 5>

SELECT TECHNOLOGY FUND


[GRAPH DEPICTING 6 YEAR ANNUAL TOTAL RETURNS FOR MONETTA SELECT
TECHNOLOGY FUND CLASS A SHARES.]

Annual Returns for periods ended 12/31 - Class A Shares

1998 -2.81%
1999 62.91%
2000 -18.74%
2001 -22.34%
2002 -48.13%
2003  52.04%

Best Quarter:  4th 1999, 44.86%; Worst Quarter: 2nd 2002, -31.64%.
The bar chart does not reflect any sales charges. Total return would have been less if it reflected those charges. The return for the other class of shares offered by this prospectus will differ from the Class A returns shown in the chart, depending on the expenses of that class.

Average Annual Total Returns*                                1 Year                   5 Years             Since Inception
                                                                                                             (2/1/97)
Select Technology Fund**

 Class A shares                                              43.30%                   -5.24%                   1.29%
  Return Before Taxes

 Class A shares                                              43.30%                   -6.96%                  -0.41%
  Return After Taxes on Distributions

 Class A shares                                              28.14%                   -5.11%                   0.31%
  Return After Taxes on Distributions and Sale of
   Fund Shares

 Class C shares(+)                                             ---                      ---                     ---

S&P 500 Index***                                             28.67%                   -0.57%                   6.73%
Merrill Lynch 100 Technology Index ****                      69.05%                   -0.07%                   8.11%


(+) Because sales of Class C shares has not yet commenced, there is no performance information for this class as of the date of this prospectus.

*Average Annual Total Returns for each class of shares reflect sales charges.

**The above performance data for the fund includes performance for when the fund operated under a small-cap investment focus from inception through 12/3/01.

***Reflects no deduction for fees, expenses or taxes. The S&P 500 Index is the Standard & Poor's Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

****Reflects no deduction for fees, expenses, or taxes. The Merrill Lynch 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and ADRs.


<Page 6>

MID-CAP FUND


[GRAPH DEPICTING 10 YEAR ANNUAL TOTAL RETURNS FOR MONETTA MID-CAP FUND CLASS A SHARES.]

Annual Returns for periods ended 12/31 - Class A Shares

1994    2.17%
1995   24.54%
1996   24.20%
1997   29.14%
1998   -0.85%
1999   53.39%
2000  -12.69%
2001  -43.05%
2002  -27.29%
2003   46.39%

Best Quarter:  4th 1999, 44.55%; Worst Quarter: 1st 2001, -41.02%.
The bar chart does not reflect any sales charges. Total return would have been less if it reflected those charges. The return for the other class of shares offered by this prospectus will differ from the Class A returns shown in the chart, depending on the expenses of that class.

Average Annual Total Returns*                   1 Year                     5 Years                  10 Years
Monetta Mid-Cap Fund

 Class A shares                                 37.97%                     -5.21%                    4.47%
  Return Before Taxes

 Class A shares                                 37.97%                     -7.74%                    1.05%
  Return After Taxes on Distributions

 Class A shares                                 24.68%                     -5.33%                    2.20%
  Return After Taxes on Distributions and Sale
  of Fund Shares

 Class C shares(+)                                ---                        ---                       ---

S&P Mid-Cap 400 Index**                         35.62%                      9.21%                   13.93%

(+) Because sales of Class C shares has not yet commenced, there is no performance information for this class as of the date of this prospectus.

* Average Annual Total Returns for each class of shares reflect sales charges.

**Reflects no deduction for fees, expenses, or taxes. The S&P Mid-Cap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.


<Page 7>

BLUE CHIP FUND

[GRAPH DEPICTING 8 YEAR ANNUAL TOTAL RETURNS FOR MONETTA BLUE CHIP FUND CLASS A SHARES]

Annual Returns for periods ended 12/31 - Class A Shares

1996   28.20%
1997   26.64%
1998    8.99%
1999   53.98%
2000  -14.96%
2001  -53.94%
2002  -30.55%
2003   31.76%

Best Quarter: 4th 1998, 32.13%; Worst Quarter:  1st 2001, -44.70.
The bar chart does not reflect any sales charges. Total return would have been less if it reflected those charges. The return for the other class of shares offered by this prospectus will differ from the Class A returns shown in the chart, depending on the expenses of that class.

Average Annual Total Returns*                   1 Year                    5 Years                  Since Inception
                                                                                                   (9/1/95)
Monetta Blue Chip Fund

 Class A shares                                 24.18%                    -12.25%                  -0.32%
  Return Before Taxes

 Class A shares
  Return After Taxes on Distributions           24.18%                    -12.92%                  -2.10%

 Class A shares
   Return After Taxes on Distributions          15.72%                     -9.69%                  -0.66%
   and Sale of Fund Shares

 Class C shares(+)                               ---                        ---                     ---

S&P 500 Index**                                 28.67%                     -0.57%                  10.30%


(+) Because sales of Class C shares has not yet commenced, there is no performance information for this class as of the date of this prospectus.

*Average Annual Total Returns for Class A shares reflect sales charges.

**Reflects no deduction for fees, expenses, or taxes. The S&P 500 Index is the Standard & Poor's Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

<Page 8>


BALANCED FUND


[GRAPH DEPICTING 8 YEAR ANNUAL TOTAL RETURNS FOR MONETTA BALANCED FUND CLASS A SHARES]

Annual Returns for periods ended 12/31 - Class A Shares

1996   25.94%
1997   21.21%
1998    8.59%
1999   29.60%
2000   -5.15%
2001  -17.34%
2002  -14.28%
2003   19.45%

Best Quarter: 4th 1999, 17.88%; Worst Quarter: 1st 2001, -19.13%.
The bar chart does not reflect any sales charges. Total return would have been less if it reflected those charges. The return for the other class of shares offered by this prospectus will differ from the Class A returns shown in the chart, depending on the expenses of that class.

Average Annual Total Returns*                   1 Year                      5 Years                  Since Inception
                                                                                                     (9/1/95)
Monetta Balanced Fund

 Class A shares                                 12.58%                      -0.40%                    6.76%
  Return Before Taxes

 Class A shares                                 12.32%                      -2.75%                    4.30%
  Return After Taxes on Distributions

 Class A shares                                  8.19%                      -1.49%                    4.51%
  Return After Taxes on Distributions
  and Sale of Fund Shares

 Class C shares(+)                                ---                        ---                     ---

S&P 500 Index**                                 28.67%                      -0.57%                   10.30%
Lehman Bros. Gov't/Credit Bond Index***          4.67%                       6.66%                    7.34%


(+) Because sales of Class C shares has not yet commenced, there is no performance information for this class as of the date of this prospectus.

*Average Annual Total Returns for Class A shares reflect sales charges.

**Reflects no deduction for fees, expenses, or taxes. The S&P 500 Index is the Standards & Poor's Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

***Reflects no deduction for fees, expenses, or taxes. The Lehman Bros. Gov't/Credit Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

<Page 9>


INTERMEDIATE BOND FUND


[GRAPH DEPICTING 10 YEAR ANNUAL TOTAL RETURNS FOR MONETTA INTERMEDIATE BOND FUND CLASS A SHARES]

Annual Returns for periods ended 12/31 - Class A Shares

1994   -1.04%
1995   14.84%
1996    6.46%
1997    8.91%
1998    8.38%
1999    1.60%
2000    8.13%
2001    4.44%
2002    9.24%
2003    3.78%

Best Quarter:  2nd 1995, 5.29%; Worst Quarter: 4th 2001, -3.94%.
The bar chart does not reflect any sales charges. Total return would have been less if it reflected those charges. The return for the other class of shares offered by this prospectus will differ from the Class A returns shown in the chart, depending on the expenses of that class.

Average Annual Total Returns*                  1 Year                     5 Years                  10 Years
Monetta Intermediate Bond Fund

 Class A shares                                -0.12%**                   4.59%**                  5.98%**
  Return Before Taxes

 Class A shares                                 1.27%                     2.41%                    3.52%
  Return After Taxes on Distributions

 Class A shares                                -0.08%                     2.54%                    3.54%
  Return After Taxes on Distributions
  and Sale of Fund Shares

Class C shares(+)                                ---                       ---                     ---

Lehman Bros. Interm. Gov't/Credit Bond
   Index***                                     4.31%                     6.65%                    6.63%


(+) Because sales of Class C shares has not yet commenced, there is no performance information for this class as of the date of this prospectus.

* Average Annual Total Returns for Class A shares reflect sales charges.

**Total returns are net of a portion or all of the advisory fees waived by the Adviser. Effective July 1, 2001, the Adviser elected not to waive any portion of the management fee.


***Reflects no deduction for fees, expenses, or taxes. The Lehman Brothers Intermediate Government/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-10 years remaining until maturity.



<Page 10>


GOVERNMENT MONEY MARKET FUND


[GRAPH DEPICTING 10 YEAR ANNUAL RETURNS FOR MONETTA GOVERNMENT MONEY
MARKET FUND]

Annual Returns for periods ended 12/31

1994         4.04%
1995         5.87%
1996         5.06%
1997         5.15%
1998         5.24%
1999         4.85%
2000         6.03%
2001         3.67%
2002         1.25%
2003         0.56%

Best Quarter: 4th 2000, 1.60%; Worst Quarter: 4th 2003, 0.12%.

Average Annual Total Returns                 1 Year                      5 Years                  10 Years

Monetta Government Money Market Fund         0.56%*                      3.25%*                   4.16%*


*Total returns are net of all advisory fees waived by the Adviser.

<Page 11>


                           FEES AND EXPENSES

FEES YOU MAY PAY AS A MONETTA TRUST SHAREHOLDER PAID DIRECTLY FROM YOUR INVESTMENT IN THE SELECT TECHNOLOGY FUND, MID-CAP FUND, BLUE CHIP FUND, BALANCED FUND OR INTERMEDIATE BOND FUND

                                                                                CLASS A SHARES          CLASS C SHARES
Maximum sales charge (load) imposed on purchases (as a percentage of
offering price)                                                                      5.75%                   None

Maximum deferred sales charge (load) imposed on redemptions (as a
percentage of the lesser of the net asset value of the shares redeemed or            0.75%                   1.00%
the total cost of such shares)

Maximum sales charge (load) imposed on reinvested dividends                          None                    None

Exchange fee                                                                         None*                   None*

There are no sales charges imposed on purchases or redemptions of shares of the Government Money Market Fund.

*For telephone exchanges, the Transfer Agent will charge a $5.00 fee to your account.

<Page 12>


THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.


                           ANNUAL FUND OPERATING EXPENSES


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                         DISTRIBUTION AND                             TOTAL ANNUAL  FUND
                                      MANAGEMENT FEES    SERVICES (12B-1)FEES    OTHER EXPENSES       OPERATING EXPENSES
SELECT TECHNOLOGY FUND
  CLASS A SHARES                      0.75%              0.25%                   4.49%(B)             5.49%(B)
  CLASS C SHARES                      0.75%              1.00%                   4.49%(B)             6.24%(B)

MID-CAP EQUITY FUND
  CLASS A SHARES                      0.75%              0.25%                   1.11%(B)             2.11%(B)
  CLASS C SHARES                      0.75%              1.00%                   1.11%(B)             2.86%(B)

BLUE CHIP FUND
  CLASS A SHARES                      0.75%              0.25%                   4.15%(B)             5.15%(B)
  CLASS C SHARES                      0.75%              1.00%                   4.15%(B)             5.90%(B)

BALANCED FUND
  CLASS A SHARES                      0.40%              0.25%                   1.40%(B)             2.05%(B)
  CLASS C SHARES                      0.40%              1.00%                   1.40%(B)             2.80%(B)

INTERMEDIATE BOND FUND
  CLASS A SHARES                      0.35%              0.25%                   0.31%(B)             0.91%(A)(B)
  CLASS C SHARES                      0.35%              1.00%                   0.31%(B)             1.66%(A)(B)

GOV'T. MONEY MARKET FUND              0.25%(A)           0.10%(A)                1.23%(B)             1.58%(A)(B)



(A) IN 2003, THE ADVISER VOLUNTARILY WAIVED THE ENTIRE MANAGEMENT FEE FOR THE GOVERNMENT MONEY MARKET FUND. AS OF THE DATE OF THE PROSPECTUS, THE WAIVER OF MANAGEMENT FEES FOR THE GOVERNMENT MONEY MARKET FUND CONTINUES IN EFFECT, SUBJECT TO REVIEW AND POSSIBLE TERMINATION BY THE ADVISER AT THE BEGINNING OF EACH QUARTER. FOR THE GOVERNMENT MONEY MARKET FUND, THE BOARD OF TRUSTEES ELECTED TO WAIVE ALL OF THE DISTRIBUTION AND SERVICE (12B-1) FEES.
DISTRIBUTION FEES CHARGED BY THE DISTRIBUTOR FOR THE MONEY MARKET FUND ARE PAID FOR BY THE ADVISER.

(B) VARIOUS FUND EXPENSES FOR ALL THE FUNDS, SUCH AS LEGAL, AUDIT, TAX PREPARATION, PROXY AND PRINTING WERE PAID FOR INDIRECTLY THROUGH DIRECTED BROKERAGE ARRANGEMENTS. AS A RESULT ACTUAL TOTAL ANNUAL FUND OPERATING EXPENSES IN 2003 WERE SELECT TECHNOLOGY FUND 4.13%; MID-CAP FUND 1.78%; BLUE CHIP FUND 3.90%; BALANCED FUND 1.66%; INTERMEDIATE BOND FUND 0.81% AND GOVERNMENT MONEY MARKET FUND 0.56%.


<Page 13>

                                    EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUNDS WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN A FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, THAT YOU REINVEST YOUR DIVIDENDS AND DISTRIBUTIONS, AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


                                            ONE YEAR           THREE YEARS           FIVE YEARS            TEN YEARS
MONETTA SELECT TECHNOLOGY FUND
  CLASS A SHARES                            $576                $1,716               $2,839                $5,570
  CLASS C SHARES                            $655                $1,935               $3,176                $6,113

MONETTA MID-CAP EQUITY FUND
  CLASS A SHARES                            $222                  $683               $1,171                $2,515
  CLASS C SHARES                            $300                  $919               $1,563                $3,288

MONETTA BLUE CHIP EQUITY FUND
  CLASS A SHARES                            $541                $1,616               $2,682                $5,309
  CLASS C SHARES                            $620                $1,836               $3,024                $5,872

MONETTA BALANCED FUND
  CLASS A SHARES                            $215                  $664               $1,139                $2,450
  CLASS C SHARES                            $294                  $900               $1,532                $3,228

MONETTA INTERMEDIATE BOND FUND
  CLASS A SHARES                             $96                  $298                 $518                $1,150
  CLASS C SHARES                            $174                  $540                 $930                $2,022

MONETTA GOVERNMENT MONEY MARKET FUND        $166                  $515                 $887                $1,932



<Page 14>


                INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

THE FUNDS' INVESTMENT OBJECTIVES DIFFER PRINCIPALLY IN THE TYPES OF SECURITIES SELECTED FOR INVESTMENT AND THE IMPORTANCE EACH FUND PLACES ON GROWTH POTENTIAL, CURRENT INCOME AND PRESERVATION OF CAPITAL AS CONSIDERATIONS IN SELECTING INVESTMENTS.

THE MID-CAP FUND AND BLUE CHIP FUND EACH SEEK LONG-TERM CAPITAL GROWTH BY INVESTING IN COMMON STOCKS BELIEVED TO HAVE ABOVE-AVERAGE APPRECIATION POTENTIAL. THE FUNDS DIFFER FROM EACH OTHER WITH RESPECT TO THE MARKET CAPITALIZATIONS OF THE COMPANIES IN WHICH THEY INVEST.

EACH FUND'S INVESTMENT APPROACH EMPHASIZES A COMPETITIVE RETURN IN RISING MARKETS AND PRESERVATION OF CAPITAL IN DECLINING MARKETS IN AN ATTEMPT TO GENERATE LONG-TERM CAPITAL GROWTH OVER A COMPLETE BUSINESS CYCLE (APPROXIMATELY 3 TO 5 YEARS) WHEN COMPARED TO THE BROADER STOCK MARKET INDICES. THE ADVISER'S EMPHASIS IS ON COMMON STOCKS WITH IMPROVING EARNINGS PER SHARE GROWTH, A HISTORY OF GROWTH AND SOUND MANAGEMENT, AND A STRONG BALANCE SHEET.

IN THEIR INVESTMENTS IN EQUITY SECURITIES, THE SELECT TECHNOLOGY FUND, MID-CAP FUND, BLUE CHIP FUND, AND BALANCED FUND (IN ITS INVESTMENTS IN EQUITY SECURITIES, AS DISCUSSED BELOW) EACH PURSUE A SELLING DISCIPLINE TO PRESERVE CAPITAL GAINS AND LIMIT LOSSES. A SECURITY WILL NOT BE SOLD PURELY ON PRICE APPRECIATION OR DECLINE. A SECURITY WILL NORMALLY BE SOLD IF IT BECOMES LESS ATTRACTIVE COMPARED TO A NEW STOCK IDEA, OR COMPANY FUNDAMENTALS DETERIORATE WITH LITTLE PERCEIVED PROSPECT FOR IMPROVEMENT WITHIN A REASONABLE TIME FRAME. THE ACTUAL TIMING OF THE SALE OF A SECURITY MAY BE AFFECTED BY LIQUIDITY CONSTRAINTS OR OTHER FACTORS AFFECTING THE MARKET FOR THAT SECURITY. THIS SELLING DISCIPLINE MAY RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER, WHICH MAY BE EXACERBATED BY EXTRAORDINARY MARKET CONDITIONS.

THE SECURITIES IN WHICH EACH FUND INVESTS WILL BE LISTED ON A NATIONAL SECURITIES EXCHANGE OR TRADED ON AN OVER-THE-COUNTER MARKET.

THE TRUST'S FUNDS WILL MAIL TO THEIR RESPECTIVE SHAREHOLDERS A NOTICE AT LEAST SIXTY (60) DAYS BEFORE ANY SERIES OF THE TRUST CHANGES ITS NAME OR NAME POLICY.

 * SELECT TECHNOLOGY FUND

THE SELECT TECHNOLOGY FUND SEEKS LONG-TERM APPRECIATION OF CAPITAL BY INVESTING IN COMMON STOCKS OF COMPANIES IN THE TECHNOLOGY SECTOR. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS (AT THE TIME OF INVESTMENT) AT LEAST 80% OF ITS NET ASSETS, PLUS THE AMOUNT OF ANY BORROWINGS FOR INVESTMENT PURPOSES, IN COMMON STOCKS OF TECHNOLOGY-RELATED COMPANIES THAT THE ADVISER BELIEVES TO BE LEADING COMPANIES IN THE TECHNOLOGY SECTOR. Technology-related companies include companies principally engaged in offering, using, or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements. THE PRIMARY INDUSTRIES WITHIN THE TECHNOLOGY SECTOR INCLUDE SOFTWARE, HARDWARE, INTERNET-RELATED BUSINESS, COMPUTER SERVICES, TELECOMMUNICATIONS, FIBER OPTICS AND SEMI-CONDUCTOR MANUFACTURING AND EQUIPMENT. THE ADVISER DETERMINES WHETHER A COMPANY IS A TECHNOLOGY COMPANY BY CONSULTING BLOOMBERG<REG-TRADE-MARK> AND OTHER RELEVANT THIRD PARTY SOURCES. THERE IS NO LIMIT ON THE MARKET CAPITALIZATION OF THE COMPANIES IN WHICH THE FUND INVESTS, OR IN THE LENGTH OF OPERATING HISTORY FOR THE COMPANIES. THE FUND'S CONCENTRATION IN THE TECHNOLOGY SECTOR MAY MAKE IT MORE SUSCEPTIBLE TO GREATER LOSSES AND VOLATILITY WHEN COMPARED TO A MORE DIVERSIFIED PORTFOLIO.

<Page 15>

 * MID-CAP FUND

THE MID-CAP FUND TYPICALLY INVESTS IN MEDIUM-SIZED COMPANIES WITHIN THE RANGE OF COMPANIES INCLUDED IN THE S&P MID-CAP 400 INDEX. THE CAPITALIZATION RANGE FOR THE S&P MID-CAP 400 INDEX IS BETWEEN $200 MILLION AND $9 BILLION. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS (AT THE TIME OF INVESTMENT) AT LEAST 80% OF ITS NET ASSETS, PLUS ANY BORROWINGS FOR INVESTMENT PURPOSES, IN COMMON STOCKS OF MID-CAP COMPANIES RANGING BETWEEN $1 BILLION AND $10 BILLION.

 * BLUE CHIP FUND

THE BLUE CHIP FUND TYPICALLY INVESTS IN LARGE COMPANIES WITH MARKET CAPITALIZATIONS IN EXCESS OF $10 BILLION. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS (AT THE TIME OF INVESTMENT) AT LEAST 80% OF ITS NET ASSETS, PLUS ANY BORROWINGS FOR INVESTMENT PURPOSES, IN COMMON STOCKS OF LARGE-CAP COMPANIES WITH MARKET CAPITALIZATIONS IN EXCESS OF $10 BILLION. "BLUE CHIP" COMPANIES INCLUDE LARGE, WELL-ESTABLISHED COMPANIES, with track records of stable earnings and/or dividend growth and a reputation for high quality brands, management and/or products, THAT ARE INCLUDED IN, OR SIMILAR IN SIZE TO, THOSE INCLUDED IN THE STANDARD AND POOR'S 500 COMPOSITE STOCK INDEX.

 * BALANCED FUND

THE BALANCED FUND SEEKS A FAVORABLE TOTAL RATE OF RETURN THROUGH A COMBINATION OF CAPITAL APPRECIATION AND CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL DERIVED FROM INVESTING IN A PORTFOLIO OF EQUITY AND FIXED INCOME SECURITIES SUCH AS CORPORATE BONDS AND U.S. GOVERNMENT OBLIGATIONS.

THE INVESTMENT APPROACH FOR THE BALANCED FUND COMBINES THE EQUITY GROWTH STRATEGY (VARIOUS MARKET CAPITALIZATIONS) USED FOR THE MONETTA FUND, SELECT TECHNOLOGY FUND, MID-CAP FUND, AND BLUE CHIP FUND AND THE INCOME STRATEGY EMPLOYED BY THE INTERMEDIATE BOND FUND, AS DISCUSSED BELOW.

THE BALANCED FUND MAY EMPHASIZE FIXED INCOME SECURITIES OR EQUITY SECURITIES OR HOLD EQUAL AMOUNTS OF BOTH, DEPENDING UPON THE ADVISER'S ANALYSIS OF MARKET, FINANCIAL AND ECONOMIC CONDITIONS. UNDER NORMAL MARKET CONDITIONS, AT LEAST 25% OF THE FUND'S ASSETS WILL BE INVESTED (AT THE TIME OF INVESTMENT) IN EQUITY SECURITIES WITH NO LIMITATION ON INDUSTRY OR MARKET CAPITALIZATION, AND AT LEAST 25% OF THE FUND'S ASSETS WILL BE INVESTED IN FIXED INCOME SECURITIES, WHICH GENERALLY WILL CONSIST OF U.S. GOVERNMENT SECURITIES AND CORPORATE BONDS AND DEBENTURES RATED A OR BETTER, WITH AN AVERAGE WEIGHTED PORTFOLIO MATURITY OF 3 TO 10 YEARS. THE FUND DOES NOT PRESENTLY INTEND TO INVEST MORE THAN 10% OF ITS ASSETS IN SECURITIES RATED BELOW INVESTMENT GRADE (COMMONLY CALLED "JUNK BONDS") OR, IF UNRATED, DETERMINED BY THE ADVISER TO BE OF COMPARABLE CREDIT QUALITY.

 * INTERMEDIATE BOND FUND

THE INTERMEDIATE BOND FUND SEEKS A HIGH LEVEL OF CURRENT INCOME, CONSISTENT WITH THE PRESERVATION OF CAPITAL, BY INVESTING PRIMARILY IN MARKETABLE DEBT SECURITIES.

UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS (AT THE TIME OF INVESTMENT) AT LEAST 80% OF ITS NET ASSETS, PLUS ANY BORROWINGS FOR INVESTMENT PURPOSES, IN BONDS, WHICH INCLUDE A VARIETY OF DEBT SECURITIES, INCLUDING CORPORATE BONDS AND NOTES, GOVERNMENT SECURITIES AND SECURITIES BACKED BY MORTGAGES OR OTHER ASSETS. THE FUND EXPECTS THAT THE DOLLAR-WEIGHTED AVERAGE LIFE OF ITS PORTFOLIO WILL BE BETWEEN 3 AND 10 YEARS.

<Page 16>

UNDER NORMAL MARKET CONDITIONS, THE INTERMEDIATE BOND FUND INVESTS AT LEAST 70% OF THE VALUE OF ITS TOTAL ASSETS (TAKEN AT MARKET VALUE AT THE TIME OF INVESTMENT) IN THE FOLLOWING:

(1) Marketable straight-debt securities of domestic issuers and of foreign issuers payable in U.S. dollars, rated at the time of purchase within the three highest grades assigned by Moody's or by S&P. Securities by foreign issuers are limited to 25% of the fund's net assets at the time of investment. A foreign issuer is a company organized under the laws of a foreign country that has its principal trading market for its security in a foreign country;

(2) SECURITIES ISSUED OR GUARANTEED BY THE FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT OR BY ITS AGENCIES OR INSTRUMENTALITIES;

(3) COMMERCIAL PAPER RATED PRIME-1 BY MOODY'S OR A-1 BY S&P AT TIME OF PURCHASE OR, IF UNRATED, ISSUED OR GUARANTEED BY A CORPORATION WITH ANY OUTSTANDING DEBT RATED A OR BETTER BY MOODY'S OR BY S&P;

(4) VARIABLE RATE DEMAND NOTES, IF UNRATED, DETERMINED BY THE ADVISER TO BE OF CREDIT QUALITY COMPARABLE TO THE COMMERCIAL PAPER IN WHICH THE FUND MAY INVEST; OR

(5) BANK OBLIGATIONS, INCLUDING REPURCHASE AGREEMENTS,* OF BANKS HAVING TOTAL ASSETS IN EXCESS OF $500 MILLION.

   *A REPURCHASE AGREEMENT IS A SALE OF SECURITIES TO A FUND IN WHICH THE SELLER (A BANK OR BROKER-DEALER BELIEVED BY THE ADVISER TO BE FINANCIALLY SOUND) AGREES TO REPURCHASE THE SECURITIES AT A HIGHER PRICE, WHICH INCLUDES AN AMOUNT REPRESENTING INTEREST ON THE PURCHASE PRICE, WITHIN A SPECIFIED TIME.


 * GOVERNMENT MONEY MARKET FUND

THE GOVERNMENT MONEY MARKET FUND SEEKS MAXIMUM CURRENT INCOME CONSISTENT WITH SAFETY OF CAPITAL AND MAINTENANCE OF LIQUIDITY. THE FUND INVESTS ONLY IN U. S. GOVERNMENT SECURITIES MATURING IN THIRTEEN MONTHS OR LESS FROM THE DATE OF PURCHASE AND REPURCHASE AGREEMENTS FOR U. S. GOVERNMENT SECURITIES.

U. S. GOVERNMENT SECURITIES IN WHICH THE FUND IS PERMITTED TO INVEST INCLUDE:

(1) SECURITIES ISSUED BY THE U. S. TREASURY SUCH AS BILLS, NOTES, BONDS AND OTHER DEBT SECURITIES;

(2) SECURITIES ISSUED OR GUARANTEED AS TO PRINCIPAL AND INTEREST BY AGENCIES OR INSTRUMENTALITIES OF THE U. S. GOVERNMENT THAT ARE BACKED BY THE FULL FAITH AND CREDIT GUARANTEE OF THE U. S. GOVERNMENT;

(3) SECURITIES ISSUED OR GUARANTEED AS TO PRINCIPAL AND INTEREST BY AGENCIES OR INSTRUMENTALITIES OF THE U. S. GOVERNMENT THAT ARE NOT BACKED BY THE FULL FAITH AND CREDIT GUARANTEE OF THE U. S. GOVERNMENT; AND

(4) REPURCHASE AGREEMENTS FOR SECURITIES LISTED IN (1), (2), AND (3) ABOVE, REGARDLESS OF THE MATURITIES OF SUCH UNDERLYING SECURITIES.

THE FUND IS A MONEY MARKET FUND AND FOLLOWS PROCEDURES, DESCRIBED IN THE STATEMENT OF ADDITIONAL INFORMATION, DESIGNED TO STABILIZE ITS NET ASSET VALUE PER SHARE AT $1.00. IN ORDER TO HELP MAINTAIN THE STABLE $1.00 NET ASSET VALUE, THE AVERAGE DAYS TO MATURITY OF THE SECURITIES CANNOT BE GREATER THAN 90 DAYS.

<Page 17>


                       INVESTMENT RISKS AND CONSIDERATIONS


INVESTMENT RISKS

ALL INVESTMENTS, INCLUDING THOSE IN MUTUAL FUNDS, HAVE RISKS. NO INVESTMENT IS SUITABLE FOR ALL INVESTORS. THE RISKS INHERENT IN EACH FUND DEPEND PRIMARILY UPON THE TYPES OF SECURITIES IN THE FUND'S PORTFOLIO, AS WELL AS ON MARKET CONDITIONS. THERE IS NO GUARANTEE THAT A FUND WILL ACHIEVE ITS OBJECTIVE OR THAT THE MANAGERS' INVESTMENT STRATEGIES WILL BE SUCCESSFUL. THERE IS A RISK THAT YOU COULD LOSE ALL OR A PORTION OF YOUR INVESTMENT IN A FUND AS A RESULT OF A STEEP, SUDDEN AND/OR PROLONGED MARKET DECLINE.

THE SELECT TECHNOLOGY FUND IS DESIGNED FOR LONG-TERM INVESTORS WHO CAN ACCEPT THE EXTREME FLUCTUATIONS ASSOCIATED WITH A SECTOR PORTFOLIO ALONG WITH OTHER RISKS ASSOCIATED WITH SEEKING CAPITAL APPRECIATION THROUGH INVESTMENT IN COMMON STOCKS OF TECHNOLOGY-RELATED COMPANIES. THE TECHNOLOGY SECTOR HISTORICALLY HAS BEEN MORE VOLATILE THAN OTHER SECTORS OF THE MARKET PRIMARILY DUE TO MARKET SATURATION, PRICE COMPETITION AND RAPID PRODUCT OBSOLESCENCE, IN ADDITION TO THE NORMAL RISKS ASSOCIATED WITH GROWTH COMPANIES. GROWTH COMPANIES ARE EXPECTED TO INCREASE THEIR EARNINGS AT A CERTAIN RATE. WHEN THESE EXPECTATIONS ARE NOT MET STOCK VALUE CAN DECLINE EVEN IF THERE IS AN INCREASE IN EARNINGS. IN ADDITION, GROWTH STOCKS TYPICALLY LACK THE DIVIDEND YIELD THAT CAN CUSHION STOCK PRICES IN MARKET DOWNTURNS. AN INCREASE IN INTEREST RATES AND VARIOUS OTHER CREDIT RISKS FACTORS ASSOCIATED WITH MARKET CONDITIONS CAN ADVERSELY AFFECT THE VALUE OF THE FUND'S HOLDINGS AND THUS PERFORMANCE OF THE FUND.
SINCE THE FUND DOES NOT HAVE A DEFINED MARKET CAPITALIZATION RANGE, THE RISK CAN BE EVEN GREATER IF THE FUND IS OVER-WEIGHTED IN SMALL-CAPITALIZATION STOCKS. THE FUND MAY INVEST IN SMALLER COMPANIES, AND SMALL-CAP AND MID-CAP STOCKS MAY BE MORE VOLATILE AND RISKY THAN LARGE-CAP STOCKS. SMALLER COMPANIES TYPICALLY HAVE MORE LIMITED PRODUCT LINES, MARKETS AND FINANCIAL RESOURCES THAN LARGER COMPANIES, AND THEIR SECURITIES MAY TRADE LESS FREQUENTLY AND IN MORE LIMITED VOLUME THAN THOSE OF LARGER, MORE MATURE COMPANIES.

THE MID-CAP FUND IS DESIGNED FOR LONG-TERM INVESTORS WHO CAN ACCEPT THE FLUCTUATIONS IN PORTFOLIO VALUE AND OTHER RISKS ASSOCIATED WITH SEEKING CAPITAL GROWTH THROUGH INVESTMENT IN COMMON STOCKS. THE VALUE OF THE FUND'S PORTFOLIO COULD DECREASE IF THE STOCK MARKET GOES DOWN OR IF THE VALUE OF AN INDIVIDUAL STOCK IN A PORTFOLIO DECREASES. THIS FUND MAY INVEST IN MORE VOLATILE SECTORS, WHICH COULD RESULT IN A DISPROPORTIONATE RETURN OR LOSS COMPARED TO ITS BENCHMARKS. IF THE VALUE OF THE FUND'S PORTFOLIO DECREASES, THE FUND'S NET ASSET VALUE (NAV) WOULD ALSO DECREASE, WHICH MEANS, IF YOU SOLD YOUR SHARES, YOU WOULD RECEIVE LESS MONEY. COMMON STOCKS TEND TO BE MORE VOLATILE THAN OTHER INVESTMENT CHOICES. THE FUND INVESTS IN MID-SIZE COMPANIES, AND MID-CAP STOCKS MAY BE MORE VOLATILE AND RISKY THAN LARGE-CAP STOCKS.

THE BLUE CHIP FUND IS DESIGNED FOR LONG-TERM INVESTORS WHO CAN ACCEPT THE FLUCTUATIONS IN PORTFOLIO VALUE AND OTHER RISKS ASSOCIATED WITH SEEKING CAPITAL GROWTH THROUGH INVESTMENT IN COMMON STOCKS. THE VALUE OF THE FUND'S PORTFOLIO COULD DECREASE IF THE STOCK MARKET GOES DOWN OR IF THE VALUE OF AN INDIVIDUAL STOCK IN A PORTFOLIO DECREASES. THIS FUND MAY INVEST IN MORE VOLATILE SECTORS, WHICH COULD RESULT IN A DISPROPORTIONATE RETURN OR LOSS COMPARED TO ITS BENCHMARKS. IF THE VALUE OF THE FUND'S PORTFOLIO DECREASES, THE FUND'S NET ASSET VALUE (NAV) WOULD ALSO DECREASE, WHICH MEANS, IF YOU SOLD YOUR SHARES, YOU WOULD RECEIVE LESS MONEY. COMMON STOCKS TEND TO BE MORE VOLATILE THAN OTHER INVESTMENT CHOICES.

THE BALANCED FUND IS APPROPRIATE FOR LONG-TERM INVESTORS WHO CAN ACCEPT ASSET VALUE FLUCTUATIONS FROM INTEREST RATE CHANGES AND CREDIT RISKS ASSOCIATED WITH FIXED INCOME INVESTMENTS AND OTHER RISKS ASSOCIATED WITH INVESTMENTS IN COMMON STOCKS. THE EQUITY AND THE FIXED INCOME PORTION OF THE PORTFOLIO MAY VARY AND COULD LOSE MONEY. THE EQUITY PORTION OF THE PORTFOLIO COULD DECREASE IF THE STOCK MARKET GOES DOWN OR IF THE VALUE OF AN INDIVIDUAL STOCK IN A PORTFOLIO DECREASES. THIS FUND MAY INVEST IN MORE VOLATILE SECTORS, WHICH COULD RESULT IN A DISPROPORTIONATE RETURN OR LOSS COMPARED TO ITS BENCHMARKS. COMMON STOCKS TEND TO BE MORE VOLATILE THAN OTHER INVESTMENT CHOICES. THE FIXED INCOME PORTION OF THE PORTFOLIO MAY DECREASE IN VALUE IF INTEREST RATES RISE. THIS IS OFTEN REFERRED TO AS "MATURITY RISK." IN ADDITION, THERE IS CREDIT RISK

<Page 18>

ASSOCIATED WITH THE SECURITIES THAT THE FUND INVESTS IN, IF AN ISSUER IS UNABLE TO MAKE PRINCIPAL AND INTEREST PAYMENTS WHEN DUE. THE FUND MAY ALSO FACE "PREPAYMENT RISKS," WHICH OCCURS WHEN ISSUERS PREPAY THEIR BONDS MORE QUICKLY THAN USUAL; THE FUND MAY NEED TO INVEST MONEY AT A LOWER RATE. IN ADDITION, THE ALLOCATION MIX OF THE FUND (EQUITIES VERSUS FIXED INCOME), AS WELL AS THE ALLOCATION BETWEEN THE VARIOUS MARKET CAPITALIZATIONS, COULD NEGATIVELY IMPACT THE FUND'S PERFORMANCE.


THE INTERMEDIATE BOND FUND IS APPROPRIATE FOR INVESTORS WHO SEEK HIGH INCOME WITH LESS NET ASSET VALUE FLUCTUATION (FROM INTEREST RATE CHANGES) THAN THAT OF A LONGER-TERM FUND. HOWEVER, THE FUND HAS MORE NET ASSET VALUE FLUCTUATION THAN WITH A SHORTER-TERM FUND. THE FUND IS APPROPRIATE FOR INVESTORS WHO CAN ACCEPT THE CREDIT AND OTHER RISKS ASSOCIATED WITH SECURITIES (UP TO 20%) THAT ARE RATED BELOW INVESTMENT GRADE. A LONGER-TERM BOND FUND WILL USUALLY PROVIDE A HIGHER YIELD THAN AN INTERMEDIATE TERM FUND LIKE THE INTERMEDIATE BOND FUND; CONVERSELY, AN INTERMEDIATE-TERM FUND USUALLY HAS LESS NET ASSET VALUE FLUCTUATION, ALTHOUGH THERE CAN BE NO GUARANTEE THAT THIS WILL BE THE CASE. SINCE THE FUND INVESTS IN A VARIETY OF FIXED-INCOME SECURITIES, A FUNDAMENTAL RISK IS THAT THE VALUE OF THESE SECURITIES WILL FALL IF INTEREST RATES RISE, WHICH WILL CAUSE THE FUND'S NET ASSET VALUE (NAV) TO ALSO DECLINE. THIS IS OFTEN REFERRED TO AS "MATURITY RISK." IN ADDITION, THERE IS CREDIT RISK ASSOCIATED WITH THE SECURITIES THAT THE FUND INVESTS IN, IF AN ISSUER IS UNABLE TO MAKE PRINCIPAL AND INTEREST PAYMENTS WHEN DUE. THE FUND MAY ALSO FACE "PREPAYMENT RISKS," WHICH OCCURS WHEN FALLING INTEREST RATES LEAD ISSUERS TO PREPAY THEIR BONDS MORE QUICKLY THAN USUAL SO THAT THEY CAN RE-ISSUE BONDS AT A LOWER RATE. Risks of investing in foreign securities include: less public information with respect to issuers of securities, different securities regulation, and different accounting, auditing and financial reporting standards.


THE GOVERNMENT MONEY MARKET FUND IS DESIGNED FOR INVESTORS WHO SEEK INCOME WITH MINIMUM RISK (INCLUDING THE RISK OF PRINCIPAL LOSS) OTHER THAN THE RISK OF CHANGES IN YIELD CAUSED BY FLUCTUATION IN PREVAILING LEVELS OF INTEREST RATES. BECAUSE THE GOVERNMENT MONEY MARKET FUND'S INVESTMENT POLICY PERMITS IT TO INVEST IN U. S. GOVERNMENT SECURITIES THAT ARE NOT BACKED BY THE FULL FAITH AND CREDIT OF THE U. S. GOVERNMENT, INVESTMENT IN THAT FUND MAY INVOLVE RISKS THAT ARE DIFFERENT IN SOME RESPECTS FROM AN INVESTMENT IN A FUND THAT INVESTS ONLY IN SECURITIES THAT ARE BACKED BY THE FULL FAITH AND CREDIT OF THE U. S. GOVERNMENT. SUCH RISKS MAY INCLUDE A GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST ON THE SECURITIES IN THE FUND'S PORTFOLIO THAT ARE SUPPORTED ONLY BY THE ISSUING OR GUARANTEEING U. S. GOVERNMENT AGENCY OR INSTRUMENTALITY SINCE THE FUND MUST LOOK PRINCIPALLY OR SOLELY TO THAT ENTITY FOR ULTIMATE REPAYMENT. THERE CAN BE NO GUARANTEE THAT THE GOVERNMENT MONEY MARKET FUND WILL BE ABLE AT ALL TIMES TO MAINTAIN ITS NET ASSET VALUE PER SHARE AT $1.00.

INVESTMENT CONSIDERATIONS

EQUITY SECURITIES IN THE SELECT TECHNOLOGY FUND, MID-CAP FUND, BLUE CHIP FUND AND BALANCED FUND. COMMON STOCKS REPRESENT AN EQUITY INTEREST IN A CORPORATION. ALTHOUGH COMMON STOCKS HAVE A HISTORY OF LONG-TERM GROWTH IN VALUE, THEIR PRICES TEND TO FLUCTUATE IN THE SHORT TERM AND THERE IS NO GUARANTEE OF CONTINUED LONG-TERM GROWTH. THE SECURITIES OF SMALLER COMPANIES, AS A CLASS, HAVE HAD PERIODS OF FAVORABLE RESULTS AND OTHER PERIODS OF LESS FAVORABLE RESULTS COMPARED TO THE SECURITIES OF LARGER COMPANIES AS A CLASS. STOCKS OF SMALL- TO MID-SIZE COMPANIES TEND TO BE MORE VOLATILE AND LESS LIQUID THAN STOCKS OF LARGE COMPANIES. SMALLER COMPANIES, AS COMPARED TO LARGER COMPANIES, MAY HAVE A SHORTER HISTORY OF OPERATIONS, MAY NOT HAVE AS GREAT AN ABILITY TO RAISE ADDITIONAL CAPITAL, MAY HAVE A LESS DIVERSIFIED PRODUCT LINE

<Page 19>


MAKING THEM SUSCEPTIBLE TO MARKET PRESSURE, AND MAY HAVE A SMALLER PUBLIC MARKET FOR THEIR SHARES. EQUITY SECURITIES OF GROWTH COMPANIES MAY BE MORE VOLATILE AND COULD RESULT IN A DISPROPORTIONATE RETURN OR LOSS RESPECTIVE TO THEIR BENCHMARKS. EQUITY SECURITIES OF TECHNOLOGY GROWTH COMPANIES ARE EXTREMELY VOLATILE PRIMARILY DUE TO MARKET SATURATION, PRICE COMPETITION AND RAPID PRODUCT OBSOLESCENCE.


DEBT SECURITIES IN THE BALANCED FUND, INTERMEDIATE BOND FUND AND GOVERNMENT MONEY MARKET FUND. BONDS AND OTHER DEBT INSTRUMENTS ARE METHODS FOR AN ISSUER TO BORROW MONEY FROM INVESTORS. DEBT SECURITIES HAVE VARYING LEVELS OF SENSITIVITY TO INTEREST RATE CHANGES AND VARYING DEGREES OF QUALITY. A DECLINE IN PREVAILING LEVELS OF INTEREST RATES GENERALLY INCREASES THE VALUE OF DEBT SECURITIES, WHILE AN INCREASE IN RATES USUALLY REDUCES THE VALUE OF THOSE SECURITIES. AS A RESULT, INTEREST RATE FLUCTUATIONS WILL AFFECT A FUND'S NET ASSET VALUE, BUT NOT THE INCOME RECEIVED BY A FUND FROM ITS PORTFOLIO SECURITIES (BECAUSE YIELDS ON DEBT SECURITIES AVAILABLE FOR PURCHASE BY A FUND VARY OVER TIME, NO SPECIFIC YIELD ON SHARES OF A FUND CAN BE ASSURED). ALSO, IF THE BONDS IN A FUND'S PORTFOLIO CONTAIN CALL, PREPAYMENT, OR REDEMPTION PROVISIONS, DURING A PERIOD OF DECLINING INTEREST RATES, THESE SECURITIES ARE LIKELY TO BE REDEEMED, AND THE FUND WILL PROBABLY BE UNABLE TO REPLACE THEM WITH SECURITIES HAVING A COMPARABLE YIELD. THERE CAN BE NO ASSURANCE THAT PAYMENTS OF INTEREST AND PRINCIPAL ON PORTFOLIO SECURITIES WILL BE MADE WHEN DUE. BONDS AND BOND FUNDS ARE ALSO EXPOSED TO CREDIT RISKS, WHICH IS THE POSSIBILITY THAT THE ISSUER WILL DEFAULT ON ITS OBLIGATION TO PAY INTEREST AND/OR PRINCIPAL.

"INVESTMENT GRADE" DEBT SECURITIES ARE THOSE RATED WITHIN THE FOUR HIGHEST RATINGS CATEGORIES OF MOODY'S OR S&P OR, IF UNRATED, DETERMINED BY THE ADVISER TO BE OF COMPARABLE QUALITY. BONDS RATED Baa OR BBB HAVE SPECULATIVE CHARACTERISTICS AND CHANGES IN ECONOMIC CONDITIONS OR OTHER CIRCUMSTANCES ARE MORE LIKELY TO LEAD TO A WEAKENED CAPACITY OF THEIR ISSUERS TO MAKE PRINCIPAL AND INTEREST PAYMENTS THAN IS THE CASE WITH HIGHER GRADE BONDS. LOWER-RATED DEBT SECURITIES (COMMONLY CALLED "JUNK BONDS"), ON BALANCE, ARE CONSIDERED PREDOMINANTLY SPECULATIVE WITH RESPECT TO THE ISSUER'S CAPACITY TO PAY INTEREST AND REPAY PRINCIPAL ACCORDING TO THE TERMS OF THE OBLIGATION AND, THEREFORE, CARRY GREATER INVESTMENT RISK, INCLUDING THE POSSIBILITY OF ISSUER DEFAULT AND BANKRUPTCY; THEY ARE LIKELY TO BE LESS MARKETABLE AND MORE ADVERSELY AFFECTED BY ECONOMIC DOWNTURNS THAN HIGHER-QUALITY DEBT SECURITIES. CONVERTIBLE DEBT SECURITIES ARE FREQUENTLY UNRATED OR, IF RATED, ARE BELOW INVESTMENT GRADE.
FOR MORE INFORMATION, SEE THE DISCUSSION OF DEBT SECURITIES IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION.

SHORT-TERM INVESTMENT IN ALL THE FUNDS. THE FUNDS (OTHER THAN THE GOVERNMENT MONEY MARKET FUND) MAY MAKE SHORT-TERM INVESTMENTS WITHOUT LIMITATION IN PERIODS WHEN THE ADVISER DETERMINES THAT A TEMPORARY DEFENSIVE POSITION IS WARRANTED. WHEN A FUND IS SO INVESTED, IT MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. SUCH INVESTMENTS MAY BE IN: U.S. GOVERNMENT SECURITIES OF THE TYPE IN WHICH THE GOVERNMENT MONEY MARKET FUND MAY INVEST; CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES, AND OTHER OBLIGATIONS OF DOMESTIC BANKS HAVING TOTAL ASSETS OF AT LEAST $500 MILLION AND WHICH ARE REGULATED BY THE U. S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES; COMMERCIAL PAPER RATED IN THE HIGHEST CATEGORY BY A RECOGNIZED RATING AGENCY; AND DEMAND NOTES COMPARABLE IN QUALITY, IN THE ADVISER'S JUDGMENT, TO COMMERCIAL PAPER RATED IN THE HIGHEST CATEGORY.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. THE BALANCED FUND, INTERMEDIATE BOND FUND AND GOVERNMENT MONEY MARKET FUND MAY INVEST IN SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED-DELIVERY BASIS. ALTHOUGH THE PAYMENT AND INTEREST TERMS OF THESE SECURITIES ARE ESTABLISHED AT THE TIME THE PURCHASER ENTERS INTO THE COMMITMENT, THE SECURITIES MAY BE DELIVERED AND PAID FOR A MONTH OR MORE AFTER THE DATE OF PURCHASE, WHEN THEIR VALUE MAY HAVE CHANGED. A FUND MAKES SUCH COMMITMENTS ONLY WITH THE INTENTION OF ACTUALLY ACQUIRING THE SECURITIES, BUT MAY SELL THE SECURITIES BEFORE SETTLEMENT DATE IF THE ADVISER DEEMS IT ADVISABLE FOR INVESTMENT REASONS. THE GOVERNMENT MONEY MARKET FUND MAY PURCHASE SECURITIES ON A STANDBY COMMITMENT BASIS, WHICH IS A DELAYED-DELIVERY AGREEMENT IN WHICH THE FUND BINDS ITSELF TO ACCEPT

<Page 20>

DELIVERY OF A SECURITY AT THE OPTION OF THE OTHER PARTY TO THE AGREEMENT. WHEN A FUND COMMITS TO PURCHASE SECURITIES ON A WHEN-ISSUED OR DELAYED-DELIVERY BASIS, THE FUND SEGREGATES ASSETS TO SECURE ITS ABILITY TO PERFORM AND TO AVOID THE CREATION OF LEVERAGE.

REPURCHASE AGREEMENTS. THE BALANCED FUND, INTERMEDIATE BOND FUND, AND GOVERNMENT MONEY MARKET FUND MAY ENTER INTO REPURCHASE AGREEMENTS. IN THE EVENT OF A BANKRUPTCY OR OTHER DEFAULT OF A SELLER OF A REPURCHASE AGREEMENT, A FUND COULD EXPERIENCE BOTH DELAYS IN LIQUIDATING THE UNDERLYING SECURITIES AND LOSSES, INCLUDING: (A) POSSIBLE DECLINE IN THE VALUE OF THE COLLATERAL DURING THE PERIOD WHILE THE FUND SEEKS TO ENFORCE ITS RIGHTS THERETO; (B) POSSIBLE SUBNORMAL LEVELS OF INCOME AND LACK OF ACCESS TO INCOME DURING THIS PERIOD; AND
(C) EXPENSES OF ENFORCING ITS RIGHTS.

OPTIONS AND FUTURES. CONSISTENT WITH THEIR OBJECTIVES, THE BALANCED FUND AND INTERMEDIATE BOND FUND MAY EACH PURCHASE AND WRITE BOTH CALL OPTIONS AND PUT OPTIONS ON SECURITIES AND ON INDEXES AND ENTER INTO INTEREST RATE AND INDEX FUTURES CONTRACTS AND OPTIONS ON SUCH FUTURES CONTRACTS (SUCH PUT AND CALL OPTIONS, FUTURES CONTRACTS, AND OPTIONS ON FUTURES CONTRACTS ARE REFERRED TO AS "DERIVATIVE PRODUCTS") IN ORDER TO PROVIDE ADDITIONAL REVENUE OR TO HEDGE AGAINST CHANGES IN SECURITY PRICES OR INTEREST RATES. THE FUND MAY WRITE A CALL OR PUT OPTION ONLY IF THE OPTION IS COVERED. THE FUND WILL LIMIT ITS USE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS TO HEDGING TRANSACTIONS TO THE EXTENT REQUIRED TO DO SO BY REGULATORY AGENCIES. THERE ARE SEVERAL RISKS ASSOCIATED WITH THE USE OF DERIVATIVE PRODUCTS. AS THE WRITER OF A COVERED CALL OPTION, THE FUND FOREGOES, DURING THE OPTION'S LIFE, THE OPPORTUNITY TO PROFIT FROM INCREASES IN MARKET VALUE OF THE SECURITY COVERING THE CALL OPTION. BECAUSE OF LOW MARGIN DEPOSITS REQUIRED, THE USE OF FUTURES CONTRACTS INVOLVES A HIGH DEGREE OF LEVERAGE AND MAY RESULT IN LOSSES IN EXCESS OF THE AMOUNT OF THE MARGIN DEPOSIT. SINCE THERE CAN BE NO ASSURANCE THAT A LIQUID MARKET WILL EXIST WHEN THE FUND SEEKS TO CLOSE OUT A DERIVATIVE PRODUCT POSITION, THESE RISKS MAY BECOME MAGNIFIED. BECAUSE OF THESE AND OTHER RISKS, SUCCESSFUL USE OF DERIVATIVE PRODUCTS DEPENDS ON THE ADVISER'S ABILITY TO CORRECTLY PREDICT CHANGES IN THE LEVEL AND THE DIRECTION OF STOCK PRICES, INTEREST RATES, AND OTHER MARKET FACTORS; BUT EVEN A WELL-CONCEIVED TRANSACTION MAY BE UNSUCCESSFUL BECAUSE OF AN IMPERFECT CORRELATION BETWEEN THE SECURITIES AND DERIVATIVE PRODUCT MARKETS. WHEN EITHER THE BALANCED FUND OR INTERMEDIATE BOND FUND ENTERS INTO A FUTURES CONTRACT, IT SEGREGATES ASSETS TO SECURE ITS ABILITY TO PERFORM AND TO AVOID THE CREATION OF LEVERAGE. FOR ADDITIONAL INFORMATION, PLEASE REFER TO THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION.


PORTFOLIO TURNOVER. THE SELECT TECHNOLOGY FUND NORMALLY EXECUTES AN ABOVE-AVERAGE AMOUNT OF EQUITY TRADING. ITS ANNUAL PORTFOLIO TURNOVER RATES TYPICALLY EXCEED 100%, AND IN SOME YEARS HAVE EXCEEDED 400%*. THE MID-CAP FUND AND BLUE CHIP FUND ALSO HAVE ABOVE-AVERAGE TRADING ACTIVITY THAT RESULTS IN THE TURNOVER RATE TO NORMALLY RANGE BETWEEN 100% TO 400%. THE BALANCED FUND AND INTERMEDIATE BOND FUND HAVE EXECUTED TRADES RESULTING IN A TURNOVER RATE RANGE OF 70% TO 265%. AS THE BOND FUND'S ASSETS GROW, THE TURNOVER RATE MAY ALSO INCREASE AS THE FUND SEEKS TO TAKE ADVANTAGE OF SHORT-TERM INVESTMENT OPPORTUNITIES PREVIOUSLY NOT AVAILABLE. THIS HIGH PORTFOLIO TURNOVER INCREASES BROKERAGE COMMISSIONS PAID FOR THE EQUITY FUNDS AND MAY REDUCE INVESTMENT RETURNS. TO THE EXTENT THAT THE TRADING RESULTS IN NET REALIZED GAINS, THE SHAREHOLDER WILL BE TAXED ON THE DISTRIBUTIONS. IN ADDITION, THE TAX CONSEQUENCES AND TRADING COSTS ASSOCIATED WITH HIGH PORTFOLIO TURNOVER CAN AFFECT THE FUNDS' PERFORMANCE BY REDUCING INVESTMENT RETURNS.


*A PORTFOLIO TURNOVER RATE OF 400% IS EQUIVALENT TO THE FUND BUYING AND SELLING ALL OF THE SECURITIES IN ITS PORTFOLIO FOUR TIMES IN THE COURSE OF A YEAR.

<Page 21>


                            INVESTMENT RESTRICTIONS

THE FUNDS' INVESTMENT RESTRICTIONS ARE DETAILED IN THE STATEMENT OF ADDITIONAL INFORMATION. FUNDAMENTAL INVESTMENT OBJECTIVES CANNOT BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

                                  MANAGEMENT

MANAGEMENT OF THE FUNDS

THE BOARD OF TRUSTEES OF THE TRUST, INVESTMENT ADVISER AND THE FUNDS' MANAGEMENT AND ADMINISTRATIVE TEAMS ARE INSTRUMENTAL IN THE MANAGEMENT OF THE FUNDS.

BOARD OF TRUSTEES

THE BOARD OF TRUSTEES OF THE TRUST OVERSEES THE MANAGEMENT OF THE FUNDS AND MEETS AT LEAST QUARTERLY TO REVIEW REPORTS ABOUT FUND OPERATIONS. ALTHOUGH THE TRUSTEES DO NOT MANAGE THE FUNDS, THEY HAVE HIRED THE ADVISER TO DO SO.

AT THE RECOMMENDATION OF THE ADVISER, THE BOARD APPROVES THE TRANSFER AGENT, CUSTODIAL BANK AND DISTRIBUTOR ON AN ANNUAL BASIS.

OVER 50% OF THE TRUSTEES ARE INDEPENDENT OF THE FUNDS' ADVISER UNDER THE INVESTMENT COMPANY ACT OF 1940.

INVESTMENT ADVISER


THE INVESTMENT ADVISER IS MONETTA FINANCIAL SERVICES, INC. SUBJECT TO THE OVERALL AUTHORITY OF THE BOARD, THE ADVISER MANAGES THE BUSINESS AND INVESTMENTS OF THE FUNDS UNDER AN INVESTMENT ADVISORY AGREEMENT DATED DECEMBER 3, 2001. THE ADVISER IS CONTROLLED BY ROBERT S. BACARELLA, THE PRESIDENT AND FOUNDER OF THE FUNDS. THE ADVISER'S ADDRESS IS 1776-A S. NAPERVILLE ROAD, SUITE 100, WHEATON, IL 60187. IT IS A DELAWARE CORPORATION, INCORPORATED ON JANUARY 13, 1984. THE ADVISER HAS MANAGED THE MONETTA TRUST SINCE INCEPTION, 1993.


THE ADVISER RECEIVES A MONTHLY FEE FROM EACH FUND BASED ON THAT FUND'S AVERAGE NET ASSETS, COMPUTED AND ACCRUED DAILY. THE ANNUAL MANAGEMENT FEE RATE PAID TO THE ADVISER BY THE BALANCED FUND AND EACH OF THE FIXED INCOME FUNDS IS:
BALANCED FUND 0.40%; INTERMEDIATE BOND FUND 0.35% AND GOVERNMENT MONEY MARKET FUND 0.25%. FOR EACH OF THE EQUITY FUNDS, THE MANAGEMENT FEE RATE IS:

                 FUND                     FIRST $300 MILLION IN NET    NEXT $200 MILLION IN NET     NET ASSETS OVER $500
                                                   ASSETS                       ASSETS                     MILLION
SELECT TECHNOLOGY FUND                              0.75%                        0.70%                      0.65%
MID-CAP FUND                                        0.75%                        0.70%                      0.65%
BLUE CHIP FUND                                      0.75%                        0.70%                      0.65%

FROM THE MANAGEMENT FEE, THE ADVISER PAYS FOR ALL THE EXPENSES TO MANAGE, ADMINISTER AND OPERATE THE FUND EXCEPT DIRECT FUND RELATED EXPENSES SUCH AS TRANSFER AGENT, CUSTODIAL, LEGAL, AUDIT, BROKERAGE EXPENSES AND FEES AND EXPENSES OF THE INDEPENDENT TRUSTEES.

<Page 22>

SUB-ADVISER

AMBASSADOR CAPITAL MANAGEMENT, LLC
211 W. FORT STREET, SUITE 720
DETROIT, MI 48226

AMBASSADOR CAPITAL WAS ESTABLISHED AS A LIMITED LIABILITY COMPANY ON FEBRUARY 18, 1998. ITS MANAGERS HAVE A TOTAL OF OVER 72 YEARS OF EXPERIENCE IN THE MANAGEMENT OF FIXED INCOME PORTFOLIOS. THE FIRM SPECIALIZES IN THE MANAGEMENT OF FIXED INCOME AND CASH PORTFOLIOS FOR PUBLIC AND PRIVATE SECTOR RETIREMENT PLANS, MUNICIPALITIES, CORPORATIONS, ENDOWMENTS AND FOUNDATIONS.

THE ADVISER HAS ENTERED INTO A SUB-ADVISORY AGREEMENT DATED DECEMBER 3, 2001 WITH AMBASSADOR CAPITAL MANAGEMENT LLC TO MANAGE THE INTERMEDIATE BOND FUND, THE GOVERNMENT MONEY MARKET FUND AND THE FIXED INCOME PORTION OF THE BALANCED FUND. THE SUB-ADVISORY FEE IS PAID TO AMBASSADOR CAPITAL LLC BY THE ADVISER. THE ANNUAL MANAGEMENT FEE RATE PAID TO THE SUB-ADVISER BY THE ADVISER FOR NET ASSETS IN EXCESS OF $30 MILLION ARE, INTERMEDIATE BOND FUND, 0.10%; GOVERNMENT MONEY MARKET FUND, 20% OF THE FEE CHARGED BY THE ADVISER; AND THE BALANCED FUND 0.10% (APPLIES ONLY TO THE FIXED-INCOME PORTION OF THE PORTFOLIO).

INVESTMENT TEAM

THE ADVISER MANAGES EACH OF THE GROWTH FUNDS THROUGH THE USE OF CO-MANAGERS. MR. ROBERT S. BACARELLA, MR. TIMOTHY DETLOFF AND MR. GARY SCHAEFER ARE THE PORTFOLIO MANAGERS. MR. BACARELLA AND MR. DETLOFF CO-MANAGE THE SELECT TECHNOLOGY FUND, MID-CAP FUND, BLUE CHIP FUND AND THE EQUITY PORTION OF THE BALANCED FUND. MR. SCHAEFER AND MR. BACARELLA CO-MANAGE THE INTERMEDIATE BOND FUND, GOVERNMENT MONEY MARKET FUND AND THE FIXED INCOME PORTION OF THE BALANCED FUND.

MR. BACARELLA HAS BEEN CHAIRMAN AND CEO OF THE ADVISER SINCE OCTOBER 1996; DIRECTOR SINCE 1984; AND PRESIDENT OF THE ADVISER FROM 1984 TO 1996 AND APRIL 1997 TO PRESENT. HE HAS SERVED AS THE PORTFOLIO MANAGER OF THE SELECT TECHNOLOGY FUND SINCE IT BEGAN OPERATIONS; AND MANAGER OF THE MID-CAP FUND, BLUE CHIP FUND AND BALANCED FUND SINCE NOVEMBER 8, 1996. HE SERVED AS THE PORTFOLIO MANAGER OF THE INTERMEDIATE BOND FUND AND THE GOVERNMENT MONEY MARKET FUND FROM NOVEMBER 1996 THROUGH NOVEMBER 2001. MR. BACARELLA WAS DIRECTOR - PENSION FUND INVESTMENTS FOR BORG-WARNER CORPORATION UNTIL 1989. HE RECEIVED HIS BACHELORS DEGREE IN FINANCE AND ACCOUNTING FROM ST. JOSEPH'S COLLEGE AND HIS MBA FROM ROOSEVELT UNIVERSITY.

MR. DETLOFF JOINED THE ADVISER IN JANUARY 1996 AS AN ANALYST. HE HAS BEEN MANAGER OF THE SELECT TECHNOLOGY FUND, MID-CAP FUND, BLUE CHIP FUND AND THE EQUITY PORTION OF THE BALANCED FUND SINCE JUNE 1998. PRIOR TO JOINING THE ADVISER, MR. DETLOFF WAS AN ANALYST FOR AMOCO CORP. FROM 1987 TO 1996. HE RECEIVED HIS BACHELOR'S DEGREE IN ACCOUNTING FROM NORTHERN ILLINOIS UNIVERSITY AND HIS MBA FROM THE UNIVERSITY OF ILLINOIS.

MR. SCHAEFER, THROUGH AMBASSADOR CAPITAL MANAGEMENT, LLC AS SUB-ADVISER, MANAGES THE INTERMEDIATE BOND FUND, GOVERNMENT MONEY MARKET FUND AND FIXED INCOME PORTION OF THE BALANCED FUND. PRIOR TO DECEMBER 2001, MR. SCHAEFER WAS MANAGER OF THESE FUNDS AS AN EMPLOYEE OF THE ADVISER SINCE JUNE 1997. MR. SCHAEFER WAS MANAGING DIRECTOR WITH LEHMAN BROTHERS FROM 1984 TO 1997. HE HAS BEEN INVOLVED IN VARIOUS ASPECTS OF THE FIXED INCOME DISCIPLINE SINCE 1971. HE HAS HIS BACHELOR'S DEGREE IN FINANCE AND HIS MBA FROM THE UNIVERSITY OF DETROIT.

<Page 23>


                               OTHER INFORMATION

THE TRUST AND THE FUNDS USE "MONETTA" IN THEIR NAMES BY LICENSE FROM THE ADVISER AND WOULD BE REQUIRED TO STOP USING THOSE NAMES IF MONETTA FINANCIAL SERVICES, INC. CEASES TO BE THE ADVISER. THE ADVISER HAS THE RIGHT TO USE THE NAME FOR OTHER ENTERPRISES, INCLUDING OTHER INVESTMENT COMPANIES.

PROMOTIONAL ACTIVITIES

FROM TIME TO TIME, THE ADVISER MAY UNDERTAKE VARIOUS PROMOTIONAL ACTIVITIES WITH THE VIEW TO INCREASING THE ASSETS OR THE NUMBER OF SHAREHOLDER ACCOUNTS OF ONE OR MORE OF THE FUNDS.

BEST EXECUTION AND SOFT DOLLAR DISCLOSURE


THE ADVISER SEEKS THE BEST COMBINATION OF NET PRICE AND EXECUTION IN SELECTING BROKER-DEALERS TO EXECUTE PORTFOLIO TRANSACTIONS FOR THE FUNDS. UNDER SECTION 28(E) OF THE SECURITIES EXCHANGE ACT OF 1934, AN ADVISER CAN REDEEM AND MAKE USE OF SOFT DOLLAR TRADING CREDITS TO PAY FOR RESEARCH SERVICES, ASSUMING "BEST EXECUTION" FROM THE BROKER/DEALER. THE ADVISER USES SOFT DOLLAR CREDITS BY TRADING PRIMARILY THROUGH ELECTRONIC TRADING SYSTEMS SUCH AS INSTINET OR BRIDGE
(IOE) AND CREDITS ARE USED TO PAY PRIMARILY FOR SUCH RESEARCH SERVICES AS BLOOMBERG, FIRST CALL, O'NEIL DATA BASE AND DAILY PRICING SERVICES. THE FUNDS MAY ALSO USE SOFT DOLLARS TO PAY FOR FUND OPERATING EXPENSES SUCH AS LEGAL, AUDIT, TAX PREPARATION, PROXY AND PRINTING AS PROVIDED FOR BY RULE 6-07 UNDER REGULATION S-X. THE ADVISER MAY USE SOFT DOLLARS FROM A FUND'S SECURITIES TRANSACTIONS TO ACQUIRE RESEARCH SERVICES OR PRODUCTS THAT ARE NOT DIRECTLY USEFUL TO THAT FUND AND THAT MAY BE USEFUL TO THE ADVISER IN ADVISING OTHER FUNDS WITHIN THE SAME COMPLEX. TO SECURE BEST EXECUTION, THE ADVISER USES A COMBINATION OF LIMIT AND/OR MARKET ORDERS. FOR ADDITIONAL INFORMATION ON DIRECTED BROKERAGE AGREEMENTS AND BEST EXECUTION, PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION.


LEGAL PROCEEDINGS


ON FEBRUARY 26, 1998, THE SECURITIES AND EXCHANGE COMMISSION (THE COMMISSION) ISSUED AN ORDER INSTITUTING PUBLIC ADMINISTRATIVE CEASE-AND-DESIST PROCEEDINGS ENTITLED "IN THE MATTER OF MONETTA FINANCIAL SERVICES, INC., ET AL." (FILE NO. 3-9546) AGAINST MONETTA FINANCIAL SERVICES, INC., ROBERT S. BACARELLA, RICHARD
D. RUSSO, WILLIAM M. VALIANT, AND PAUL W. HENRY. THE ACTION GENERALLY ALLEGED THAT THE DEFENDANTS VIOLATED SECTION 17(A) OF THE SECURITIES ACT OF 1933,
SECTION 10(B) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 10B-5 THEREUNDER, AND SECTIONS 206(1) AND (2) OF THE INVESTMENT ADVISERS ACT OF 1940, BECAUSE THEY FAILED TO DISCLOSE THAT SECURITIES ISSUED BY THIRD PARTIES IN INITIAL PUBLIC OFFERINGS IN 1993 WERE ALLOCATED PARTLY TO MESSRS. RUSSO, VALIANT, AND HENRY, WHO WERE EITHER TRUSTEES OR DIRECTORS OF PUBLICLY-TRADED MUTUAL FUNDS ADVISED BY THE ADVISER, AND PARTLY TO THE MUTUAL FUND AND OTHER CLIENTS OF THE ADVISER. ALL THE DEFENDANTS CONTESTED THE ACTION AND ON MARCH 27, 2000, THE SECURITIES AND EXCHANGE COMMISSION'S ADMINISTRATIVE LAW JUDGE ISSUED AN INITIAL DECISION IN THESE PROCEEDINGS, FINDING THAT THE DEFENDANTS HAD VIOLATED THE FOREGOING PROVISIONS, AND THAT MR. HENRY HAD VIOLATED SECTION 17(J) OF THE INVESTMENT COMPANY ACT OF 1940 AND RULE 17J-1 THEREUNDER BY NOT TIMELY REPORTING HIS INITIAL PUBLIC OFFERING TRANSACTIONS, AND ORDERING REMEDIAL SANCTIONS, INCLUDING CEASE AND DESIST ORDERS, CENSURES, TEMPORARY SUSPENSIONS AND PAYMENT OF CIVIL MONEY PENALTIES. MR. HENRY WAS ORDERED SUSPENDED FROM ASSOCIATION WITH ANY REGISTERED INVESTMENT COMPANY FOR 30 DAYS, TO CEASE AND DESIST FROM COMMITTING OR CAUSING VIOLATIONS OF VARIOUS PROVISIONS OF THE SECURITIES ACT OF 1933, THE SECURITIES EXCHANGE ACT OF 1934 AND THE INVESTMENT COMPANY ACT OF 1940, TO DISGORGE $10,187.50 AND PAY PREJUDGMENT INTEREST ON THIS AMOUNT, AND TO PAY A CIVIL PENALTY OF $10,000. THE ORDERS WITH RESPECT TO MR. HENRY BECAME FINAL ON APRIL 18, 2000. MONETTA FINANCIAL SERVICES, INC., MR. BACARELLA AND MR. RUSSO APPEALED THE ADMINISTRATIVE LAW JUDGE'S DECISION TO THE COMMISSION. ON JUNE 9, 2003, THE COMMISSION ISSUED AN OPINION AND ORDER DISMISSING ALL CHARGES WITH RESPECT TO MR. RUSSO. WITH RESPECT TO MONETTA FINANCIAL SERVICES, INC. AND MR. BACARELLA, THE COMMISSION

<Page 24>

DISMISSED ALL CHARGES OTHER THAN THE CHARGE UNDER SECTION 206(2) OF THE INVESTMENT ADVISERS ACT OF 1940. AS TO THAT CHARGE, THE COMMISSION FOUND THAT MONETTA VIOLATED SECTION 206(2) AND THAT MR. BACARELLA AIDED AND ABETTED MONETTA'S VIOLATION. ON JUNE 13, 2003, THE COMMISSION ENTERED AN ORDER GRANTING PARTIAL STAY OF ITS JUNE 9, 2003 ORDER, PENDING APPEAL. ON AUGUST 7, 2003, MONETTA FINANCIAL SERVICES, INC. AND MR. BACARELLA FILED THEIR NOTICE OF APPEAL OF THE COMMISSION'S JUNE 9, 2003 DECISION IN THE UNITED STATES COURT OF APPEALS FOR THE SEVENTH CIRCUIT. ORAL ARGUMENTS WERE HEARD BY THE SEVENTH CIRCUIT COURT ON FEBRUARY 17, 2004. A RULING IS PENDING. A COPY OF THE COMMISSION'S JUNE 9, 2003 OPINION CAN BE FOUND ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV/LITIGATION/OPINIONS/33-8239.HTM


INITIAL PUBLIC OFFERING (IPO'S) DISCLOSURE

THE FUNDS MAY PARTICIPATE IN THE IPO MARKET AND A PORTION OF THE FUNDS' RETURNS MAY BE ATTRIBUTABLE TO ITS INVESTMENTS IN IPO'S. INVESTMENTS IN IPO'S COULD HAVE A MAGNIFIED IMPACT ON A FUND WITH A SMALL ASSET BASE. THERE IS NO GUARANTEE THAT AS A FUND'S ASSETS GROW, IT WILL CONTINUE TO EXPERIENCE SIMILAR PERFORMANCE BY INVESTING IN IPO'S. IPO ALLOCATION AMONG THE FUNDS IS BASED PRIMARILY ON THE PORTFOLIO MANAGERS' DISCRETION TO PARTICIPATE IN SUCH IPO'S AND OTHER INVESTMENT CONSIDERATIONS.


DISTRIBUTION AND SERVICE PLANS


THE TRUST HAS ADOPTED SERVICE AND DISTRIBUTION PLANS (EACH, A "PLAN" AND COLLECTIVELY, THE "PLANS") PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, WITH RESPECT TO THE CLASS A AND CLASS C SHARES OF EACH SERIES. EACH SERIES OF THE TRUST MAY COMPENSATE SERVICE ORGANIZATIONS FOR THEIR ACCOUNTING, SHAREHOLDER SERVICES AND DISTRIBUTION SERVICES IN AMOUNTS UP TO 0.25% OF 1% OF THE AVERAGE DAILY NET ASSET VALUE OF THE CLASS A SHARES OF THE SELECT TECHNOLOGY FUND, MID-CAP FUND, BLUE CHIP FUND, BALANCED FUND AND INTERMEDIATE BOND FUND, 0.10% OF THE AVERAGE DAILY NET ASSET VALUE OF THE CLASS A SHARES OF THE GOVERNMENT MONEY MARKET FUND, AND UP TO 1% OF THE AVERAGE DAILY NET ASSET VALUE OF THE CLASS C SHARES OF THE SELECT TECHNOLOGY FUND, MID-CAP FUND, BLUE CHIP FUND, BALANCED FUND AND INTERMEDIATE BOND FUND. BECAUSE THESE FEES ARE PAID OUT OF EACH FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES. THUS, THE HIGHER FEES FOR CLASS C SHARES MAY COST YOU MORE OVER TIME THAN PAYING THE INITIAL SALES CHARGE FOR CLASS A SHARES. FOR ADDITIONAL INFORMATION ON THE PLANS, PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION.


ANTI-MONEY LAUNDERING COMPLIANCE

IN COMPLIANCE WITH THE USA PATRIOT ACT OF 2001, PLEASE NOTE THAT THE FUNDS' TRANSFER AGENT WILL VERIFY CERTAIN INFORMATION ON YOUR ACCOUNT APPLICATION AS PART OF THE FUNDS' ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM. AS REQUESTED ON THE APPLICATION, YOU SHOULD SUPPLY YOUR FULL NAME, DATE OF BIRTH, SOCIAL SECURITY NUMBER AND PERMANENT STREET ADDRESS. MAILING ADDRESSES CONTAINING A POST OFFICE BOX WILL NOT BE ACCEPTED.

THE FUNDS AND THE DISTRIBUTOR ARE REQUIRED TO COMPLY WITH VARIOUS ANTI-MONEY LAUNDERING LAWS AND REGULATIONS. CONSEQUENTLY, THE FUNDS OR THE DISTRIBUTOR MAY REQUEST ADDITIONAL INFORMATION FROM YOU TO VERIFY YOUR IDENTITY AND SOURCE OF FUNDS. IF AT ANY TIME THE FUNDS BELIEVE AN INVESTOR MAY BE INVOLVED IN SUSPICIOUS ACTIVITY, OR IF CERTAIN ACCOUNT INFORMATION MATCHES INFORMATION ON GOVERNMENT LISTS OF SUSPICIOUS PERSONS, THEY MAY CHOOSE NOT TO ESTABLISH A NEW ACCOUNT OR MAY BE REQUIRED TO "FREEZE" A SHAREHOLDER'S ACCOUNT. THEY MAY ALSO BE REQUIRED TO PROVIDE A GOVERNMENT AGENCY OR ANOTHER FINANCIAL INSTITUTION WITH INFORMATION ABOUT TRANSACTIONS THAT HAVE OCCURRED IN A SHAREHOLDER'S ACCOUNT, OR TO TRANSFER MONIES RECEIVED TO ESTABLISH A NEW ACCOUNT, TRANSFER AN EXISTING ACCOUNT OR TRANSFER THE PROCEEDS OF AN EXISTING

<PAGE 25>

ACCOUNT TO A GOVERNMENTAL AGENCY. IN SOME CIRCUMSTANCES, THE LAW MAY NOT PERMIT THE FUNDS OR THE DISTRIBUTOR TO INFORM THE SHAREHOLDER THAT IT HAS TAKEN THE ACTIONS DESCRIBED ABOVE.

PRIVACY NOTICE

IN ORDER TO PROVIDE THE PRODUCTS AND SERVICES OF THE FUNDS, WE MAY COLLECT NONPUBLIC PERSONAL INFORMATION FROM YOU. WE CONSIDER SUCH INFORMATION TO BE PRIVATE AND CONFIDENTIAL AND ARE COMMITTED TO RESPECTING YOUR PRIVACY AND PROTECTING YOUR INFORMATION. THIS PRIVACY NOTICE EXPLAINS CERTAIN STEPS WE HAVE TAKEN TO ENSURE THE PRIVACY OF NONPUBLIC PERSONAL INFORMATION OF INDIVIDUALS PROTECTED BY PRIVACY REGULATIONS ISSUED PURSUANT TO THE GRAMM-LEACH-BLILEY FINANCIAL MODERNIZATION ACT.

WE MAY COLLECT NONPUBLIC PERSONAL INFORMATION ABOUT YOU FROM THE FOLLOWING
SOURCES: (A) INFORMATION THAT YOU PROVIDE US ON APPLICATIONS AND OTHER FORMS;
(B) INFORMATION THAT WE GENERATE TO SERVICE YOUR ACCOUNT, SUCH AS ACCOUNT STATEMENTS; AND (C) INFORMATION THAT WE MAY RECEIVE FROM THIRD PARTIES.

WE MAY DISCLOSE NONPUBLIC PERSONAL INFORMATION ABOUT YOU TO CERTAIN NONAFFILIATED THIRD PARTY FINANCIAL SERVICE PROVIDERS, SUCH AS FINANCIAL INSTITUTIONS THAT OFFER CREDIT CARDS. WE MAY ALSO DISCLOSE NONPUBLIC PERSONAL INFORMATION ABOUT YOU TO NONAFFILIATED THIRD PARTIES AS PERMITTED OR REQUIRED BY LAW, INCLUDING TRANSFER AGENTS AND MAILING SERVICES. WE MAY DISCLOSE ALL OF THE INFORMATION WE COLLECT, AS DESCRIBED ABOVE, TO COMPANIES THAT PERFORM SERVICES ON OUR BEHALF OR TO OTHER FINANCIAL INSTITUTIONS WITH WHICH WE HAVE JOINT MARKETING AGREEMENTS.

IF YOU PREFER THAT WE NOT DISCLOSE NONPUBLIC PERSONAL INFORMATION ABOUT YOU TO CERTAIN NONAFFILIATED THIRD PARTIES, YOU MAY OPT OUT OF SUCH DISCLOSURES, EXCEPT FOR ANY DISCLOSURES PERMITTED OR REQUIRED BY LAW. IF YOU WISH TO OPT OUT OF SUCH DISCLOSURES TO NONAFFILIATED THIRD PARTIES, YOU MAY CALL US TOLL-FREE AT 1-800-MONETTA (1-800-666-3882), E-MAIL US AT OPTOUT@MONETTA.COM OR MAIL YOUR REQUEST TO MONETTA FUNDS, ATTN: OPTOUT DEPT., P.O. BOX 4288, WHEATON, IL 60189.

WE RESTRICT ACCESS TO YOUR NONPUBLIC PERSONAL INFORMATION TO THOSE EMPLOYEES WHO NEED TO KNOW SUCH INFORMATION TO PROVIDE PRODUCTS OR SERVICES TO YOU. WE MAINTAIN CERTAIN PHYSICAL, ELECTRONIC AND PROCEDURAL SAFEGUARDS THAT ARE DESIGNED TO PROTECT YOUR NONPUBLIC PERSONAL INFORMATION.

WE RESERVE THE RIGHT TO REVISE OUR PRIVACY POLICIES AND PRACTICES. HOWEVER, WE WILL NOT DISCLOSE YOUR PERSONAL NONPUBLIC INFORMATION (EXCEPT AS DESCRIBED IN THIS PRIVACY NOTICE OR AS REQUIRED OR PERMITTED BY LAW) WITHOUT GIVING YOU THE CHANCE TO OPT OUT OF SUCH DISCLOSURES.

<PAGE 26>


                              MONETTA TRUST FUNDS
                             SHAREHOLDER'S MANUAL


THIS SECTION PROVIDES YOU WITH:

  - FUND REFERENCE INFORMATION                    29
    (TICKER SYMBOL, FUND CODE)

  - HOW TO CHOOSE A SHARE CLASS                   31

  - HOW TO PURCHASE FUND SHARES                   38

  - HOW TO REDEEM FUND SHARES                     40

  - DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES    43

  - HOW THE NET ASSET VALUE IS DETERMINED         44

  - SHAREHOLDER SERVICES                          44

  - TAX-SHELTERED RETIREMENT PLANS AVAILABLE      45


THE VARIOUS ACCOUNT POLICIES, PROCEDURES AND SERVICES MAY BE MODIFIED OR DISCONTINUED WITHOUT SHAREHOLDER APPROVAL OR PRIOR NOTICE.


<PAGE 27>

                    (THIS PAGE IS LEFT INTENTIONALLY BLANK)


<PAGE 28>

                      FUND REFERENCE INFORMATION SUMMARY


                                                 FUND          TICKER          LISTING            INCOME DIVIDEND
ENTITY /FILE NO            FUND NAME             NO                            NAME


MONETTA TRUST
811-7360


                           SELECT TECHNOLOGY                                                      ANNUALLY (IF ANY)
                                                 15            MSCEX           SELTECH
                                                                                                  ANNUALLY (IF ANY)
                           MID-CAP               10            MMCEX           MIDCAP
                                                                                                  ANNUALLY (IF ANY)
                           BLUE CHIP             13            MLCEX           BLUCP

                           BALANCED              14            MBALX           BALANCE            QUARTERLY

                           INTERMEDIATE BOND     11            MIBFX           INTERMDBD          MONTHLY

                           GOV'T MONEY MARKET    12            MONXX           (NOT LISTED)       DAILY

CAPITAL GAINS DISTRIBUTIONS, IF ANY, ARE NORMALLY PAID IN NOVEMBER.

MINIMUM INVESTMENT:
INITIAL INVESTMENT:  $1,000
SUBSEQUENT INVESTMENTS: NO MINIMUM

AUTOMATIC INVESTMENT PLAN:
     -INITIAL INVESTMENT: $250
     -SUBSEQUENT INVESTMENT: $25 PER MONTH

PAYROLL DEDUCTION PLAN

RETIREMENT PLANS AVAILABLE:
INDIVIDUAL RETIREMENT ACCOUNTS: REGULAR, ROTH, COVERDELL SAVINGS ACCOUNT (FORMERLY EDUCATION IRA), AND SIMPLE

INTERNET SITE:
WWW.MONETTA.COM

<PAGE 29>


                    (THIS PAGE IS LEFT INTENTIONALLY BLANK)


<PAGE 30>

                          HOW TO CHOOSE A SHARE CLASS

BEFORE YOU CAN BUY SHARES IN ANY FUND OF THE MONETTA TRUST, YOU NEED TO DECIDE WHICH CLASS OF SHARES BEST SUITS YOUR NEEDS. THE MONETTA FUNDS OFFER TWO CLASSES OF SHARES: A AND C. PLEASE NOTE THAT ONLY CLASS A SHARES ARE CURRENTLY AVAILABLE TO SHAREHOLDERS. EACH CLASS IS SUBJECT TO DIFFERENT EXPENSES AND SALES CHARGES.

YOU MAY CHOOSE TO BUY ONE CLASS OF SHARES RATHER THAN ANOTHER DEPENDING ON THE AMOUNT OF THE PURCHASE AND THE EXPECTED LENGTH OF TIME OF INVESTMENT. LONG-TERM SHAREHOLDERS OF CLASS C SHARES MAY PAY MORE THAN THE MAXIMUM FRONT-END SALES CHARGE ALLOWED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS.

CLASS A SHARES

CLASS A SHARES MAY BE BEST FOR YOU IF YOU ARE A LONG-TERM INVESTOR WHO IS WILLING TO PAY THE ENTIRE SALES CHARGE AT THE TIME OF PURCHASE. IN RETURN, YOU PAY A LOWER DISTRIBUTION FEE THAN THE CLASS C SHARES:

-FOR ANY INVESTMENT BELOW $50,000 IN THE SELECT TECHNOLOGY, MID-CAP, BLUE CHIP AND BALANCED FUNDS, YOU BUY CLASS A SHARES AT THEIR NET ASSET VALUE PER SHARE PLUS A SALES CHARGE, WHICH IS 5.75% OF THE OFFERING PRICE (SEE CHART FOLLOWING). FOR ANY INVESTMENT BELOW $50,000 IN THE INTERMEDIATE BOND FUND, YOU BUY CLASS A SHARES AT THEIR NET ASSET VALUE PER SHARE PLUS A SALES CHARGE, WHICH IS 3.75% OF THE OFFERING PRICE (SEE CHART FOLLOWING). THE TERM "OFFERING PRICE" INCLUDES THE FRONT-END SALES CHARGE.

-THERE IS NO LIMIT TO HOW MUCH YOU CAN INVEST IN THIS SHARE CLASS.

-THE MONETTA FUNDS (OTHER THAN THE GOVERNMENT MONEY MARKET FUND) PAY A DISTRIBUTION FEE - UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS - EACH YEAR YOU HOLD THE SHARES (THE GOVERNMENT MONEY MARKET FUND PAYS A DISTRIBUTION FEE OF 0.10% OF AVERAGE DAILY NET ASSETS). THIS FEE IS LOWER THAN THE FEE YOU PAY FOR THE CLASS C SHARES. LOWER EXPENSES TRANSLATE INTO HIGHER ANNUAL RETURN ON NET ASSET VALUE.


CLASS A SHARES SALES CHARGES FOR THE SELECT TECHNOLOGY, MID-CAP, BLUE CHIP AND BALANCED FUNDS:


        AMOUNT OF PURCHASE          SALES CHARGE AS PERCENTAGE      CHARGE AS APPROXIMATE     CUSTOMARY CONCESSION TO YOUR
                                         OF OFFERING PRICE      PERCENTAGE OF AMOUNT INVESTED    DEALER AS PERCENTAGE OF
                                                                                                     OFFERING PRICE
LESS THAN $50,000                              5.75%                        6.10%                         5.00%
$50,000 TO $99,999                             4.75%                        4.99%                         4.00%
$100,000 TO $249,999                           4.00%                        4.17%                         3.25%
$250,000 TO $499,999                           2.95%                        3.04%                         2.25%
$500,000 TO $999,999                           2.20%                        2.25%                         1.70%
$1,000,000 OR MORE*                            NONE                         NONE                       UP TO 0.75%

<PAGE 31>


CLASS A SHARES SALES CHARGES FOR THE INTERMEDIATE BOND FUND:


        AMOUNT OF PURCHASE          SALES CHARGE AS PERCENTAGE      CHARGE AS APPROXIMATE     CUSTOMARY CONCESSION TO YOUR
                                         OF OFFERING PRICE      PERCENTAGE OF AMOUNT INVESTED    DEALER AS PERCENTAGE OF
                                                                                                     OFFERING PRICE
LESS THAN $50,000                              3.75%                        3.90%                         3.00%
$50,000 TO $99,999                             3.25%                        3.36%                         2.50%
$100,000 TO $249,999                           2.75%                        2.83%                         2.25%
$250,000 TO $499,999                           1.75%                        1.78%                         1.75%
$500,000 TO $999,999                           1.00%                        1.01%                         0.75%
$1,000,000 OR MORE*                            NONE                         NONE                       UP TO 0.25%

*YOU PAY NO FRONT-END SALES CHARGE ON PURCHASES OF $1 MILLION OR MORE, BUT FOR SHARES PURCHASED AFTER OCTOBER 31, 2003, IF YOU SELL THOSE SHARES (IN ANY MONETTA TRUST FUND OTHER THAN THE GOVERNMENT MONEY MARKET FUND) WITHIN THE FIRST 18 MONTHS, A DEFERRED SALES CHARGE OF 1.00% MAY BE DEDUCTED FROM THE REDEMPTION PROCEEDS. THE DISTRIBUTOR AND/OR THE ADVISER MAY PAY THE FINANCIAL SERVICES FIRM OF RECORD COMMISSIONS (ON MONETTA TRUST FUNDS OTHER THAN THE GOVERNMENT MONEY MARKET FUND) ACCORDING TO THE FOLLOWING SCHEDULE. THE COMMISSION WILL BE PAID ONLY ON PURCHASES THAT WERE NOT PREVIOUSLY SUBJECT TO A FRONT-END SALES CHARGE OR DEALER CONCESSION.


SELECT TECHNOLOGY, MID-CAP, BLUE CHIP
AND BALANCED FUNDS                                   0.75%

INTERMEDIATE BOND FUND                               0.25%


IF A COMMISSION IS PAID FOR PURCHASES OF $1 MILLION OR MORE, THE DEALER WILL BE PAID WITH DISTRIBUTION FEES RECEIVED FROM THE FUND. IF DISTRIBUTION FEE LIMITS ALREADY HAVE BEEN REACHED FOR THE YEAR, THE DISTRIBUTOR AND/OR THE ADVISER WILL PAY THE COMMISSIONS.

AS THE CHARTS ABOVE SHOW, THE SALES CHARGE GETS SMALLER AS YOUR PURCHASE AMOUNT INCREASES. THERE ARE SEVERAL WAYS YOU MAY COMBINE PURCHASES TO QUALIFY FOR A LOWER SALES CHARGE.

YOU CAN COMBINE PURCHASES OF CLASS A SHARES

-WITH OTHER FAMILY MEMBERS. IF YOU BUY SHARES FOR YOURSELF, YOUR SPOUSE AND ANY CHILDREN UNDER THE AGE OF 21, ALL THE SHARES YOU BUY WILL BE COUNTED AS A SINGLE PURCHASE.

-WITH CERTAIN GROUPS. IF YOU BUY SHARES THROUGH A GROUP ORGANIZED FOR A PURPOSE OTHER THAN TO BUY MUTUAL FUND SHARES, THE PURCHASES WILL BE TREATED AS A SINGLE PURCHASE.

<PAGE 32>

-UNDER A STATEMENT OF INTENTION. IF YOU ENTER A STATEMENT OF INTENTION AND AGREE TO BUY CLASS A SHARES OF $50,000 OR MORE OVER A 13-MONTH PERIOD, ALL OF THE SHARES YOU BUY DURING THAT PERIOD WILL BE COUNTED AS A SINGLE PURCHASE, WITH THE EXCEPTION OF PURCHASES IN THE GOVERNMENT MONEY MARKET FUND. BEFORE ENTERING A STATEMENT OF INTENTION, PLEASE READ THE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION. UNDER A STATEMENT OF INTENTION, YOU AGREE TO PERMIT OUR SERVICE PROVIDER, U.S. BANCORP FUND SERVICES, LLC, TO HOLD FUND SHARES IN ESCROW TO GUARANTEE PAYMENT OF ANY SALES CHARGES THAT MAY BE DUE IF YOU ULTIMATELY INVEST LESS THAN YOU AGREED TO INVEST OVER THE COVERED 13-MONTH PERIOD.

-UNDER RIGHTS OF ACCUMULATION. IF YOU NOTIFY YOUR DEALER OR THE DISTRIBUTOR, YOU CAN INCLUDE THE CLASS A SHARES YOU ALREADY OWN WHEN CALCULATING THE PRICE FOR YOUR CURRENT PURCHASE.

-WITH CLASS A SHARES OF OTHER FUNDS IN THE MONETTA TRUST. IF YOU BUY CLASS A SHARES IN MORE THAN ONE FUND OF THE MONETTA TRUST (EXCEPT FOR THE GOVERNMENT MONEY MARKET FUND), ALL OF THE SHARES YOU BUY MAY BE COUNTED AS A SINGLE PURCHASE. THIS INCLUDES SHARES PURCHASED UNDER A STATEMENT OF INTENTION OR RIGHTS OF ACCUMULATION.

CLASS A SHARES FRONT-END SALES CHARGE WAIVERS

MONETTA DOES NOT IMPOSE A SALES CHARGE ON PURCHASES OF CLASS A SHARES FOR:

-SHAREHOLDERS WHO OWNED SHARES IN ANY FUND OF THE MONETTA TRUST ON OCTOBER 31, 2003.


-INVESTMENTS IN THE GOVERNMENT MONEY MARKET FUND.

-SHAREHOLDERS MAKING PURCHASES WITH DIVIDENDS OR CAPITAL GAINS THAT ARE AUTOMATICALLY REINVESTED.


-DIRECTORS, OFFICERS AND EMPLOYEES OF THE MONETTA FUNDS, THE INVESTMENT ADVISER AND SUB-ADVISER OF ANY MONETTA FUNDS OR THEIR AFFILIATES, AND THEIR IMMEDIATE FAMILIES.


-EMPLOYEES AND PEOPLE AFFILIATED WITH BROKER-DEALER FIRMS OFFERING SHARES OF ANY FUND OF THE MONETTA TRUST.

-FINANCIAL INSTITUTIONS ACTING AS FIDUCIARIES MAKING SINGLE PURCHASES OF $250,000 OR MORE.

- Employer Sponsored Employee Benefits Plans making purchases through a single account.

-WRAP ACCOUNTS OFFERED BY SECURITIES FIRMS, FEE-BASED INVESTMENT ADVISERS OR FINANCIAL PLANNERS.

-STATE AND LOCAL GOVERNMENTS.

-SHAREHOLDERS MAKING PURCHASES IN CERTAIN ACCOUNTS OFFERED BY SECURITIES FIRMS THAT HAVE ENTERED INTO CONTRACTS WITH THE MONETTA TRUST AND WHICH CHARGE FEES BASED ON ASSETS IN THE ACCOUNT.

<PAGE 33>

CLASS C SHARES

CLASS C SHARES MAY BE BEST FOR YOU IF YOU ARE WILLING TO PAY A HIGHER DISTRIBUTION FEE THAN CLASS A SHARES IN ORDER TO AVOID PAYING A FRONT-END SALES
CHARGE:

-YOU BUY THE SHARES AT NET ASSET VALUE (NO INITIAL SALES CHARGE).

-YOU CANNOT INVEST MORE THAN $1 MILLION IN CLASS C SHARES.

-IF YOU SELL CLASS C SHARES IN ANY OF THE FUNDS OF THE MONETTA TRUST (OTHER THAN THE GOVERNMENT MONEY MARKET FUND) WITHIN ONE YEAR OF PURCHASE, YOU MUST PAY A DEFERRED SALES CHARGE OF 1%. AT REDEMPTION, THE DEFERRED SALES CHARGE WILL BE CALCULATED FROM THE FIRST DAY OF THE MONTH AFTER INITIAL PURCHASE.

-INVESTORS IN CLASS C SHARES (OTHER THAN THE GOVERNMENT MONEY MARKET FUND) PAY A DISTRIBUTION FEE OF 1% OF THE AVERAGE DAILY NET ASSET VALUE FOR EACH YEAR, AFTER THE FIRST YEAR, THAT THEY HOLD SHARES. HIGHER EXPENSES TRANSLATE INTO LOWER ANNUAL RETURN ON NET ASSET VALUE.

DEFERRED SALES CHARGE


IF YOU PURCHASE SHARES SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE ("CDSC") AND REDEEM ANY OF THOSE SHARES DURING THE APPLICABLE HOLDING PERIOD FOR THE CLASS OF SHARES YOU OWN, THE CONTINGENT DEFERRED SALES CHARGE WILL BE DEDUCTED FROM THE REDEMPTION PROCEEDS UNLESS YOU ARE ELIGIBLE FOR ONE OF THE WAIVERS DESCRIBED BELOW. AT REDEMPTION, THE DEFERRED SALES CHARGE WILL BE CALCULATED FROM THE FIRST DAY OF THE MONTH AFTER INITIAL PURCHASE. YOU WILL PAY A DEFERRED SALES CHARGE IN THE FOLLOWING CASES:


-AS A CLASS A SHAREHOLDER, ONLY IF YOU BUY SHARES VALUED AT $1 MILLION OR MORE WITHOUT A SALES CHARGE AND SELL THE SHARES WITHIN 18 MONTHS OF PURCHASE.

-AS A CLASS C SHAREHOLDER, IF YOU SELL SHARES WITHIN ONE YEAR OF PURCHASE.

TO KEEP DEFERRED SALES CHARGES AS LOW AS POSSIBLE, MONETTA FIRST WILL SELL SHARES IN YOUR ACCOUNT THAT ARE NOT SUBJECT TO DEFERRED SALES CHARGES (IF ANY). MONETTA DOES NOT IMPOSE A DEFERRED SALES CHARGE ON THE AMOUNT OF YOUR ACCOUNT VALUE REPRESENTED BY AN INCREASE IN NET ASSET VALUE OVER THE INITIAL PURCHASE PRICE OR ON SHARES ACQUIRED THROUGH DIVIDEND REINVESTMENTS OR CAPITAL GAIN DISTRIBUTIONS. TO DETERMINE WHETHER THE DEFERRED SALES CHARGE APPLIES TO A REDEMPTION, WE REDEEM SHARES IN THE FOLLOWING ORDER:

-SHARES IN YOUR ACCOUNT REPRESENTED BY AN INCREASE IN NAV OVER THE INITIAL PURCHASE PRICE (APPRECIATION).

-SHARES ACQUIRED BY REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

-SHARES THAT NO LONGER ARE SUBJECT TO THE DEFERRED SALES CHARGE.

-SHARES HELD THE LONGEST, BUT WHICH ARE STILL SUBJECT TO THE DEFERRED SALES CHARGE.

<PAGE 34>

DEFERRED SALES CHARGE WAIVERS

MONETTA WILL WAIVE DEFERRED SALES CHARGES ON SALES OF CLASS A AND C SHARES OF ANY FUND OF THE MONETTA TRUST IF:

-YOU SELL CLASS A SHARES THAT WERE NOT SUBJECT TO A COMMISSION AT THE TIME OF PURCHASE (THE AMOUNT OF PURCHASE TOTALED $1 MILLION OR MORE) AND THE SHARES WERE HELD FOR MORE THAN 18 MONTHS.

-YOU (OR A REGISTERED JOINT OWNER) DIE OR HAVE BEEN DETERMINED TO BE TOTALLY DISABLED AFTER THE PURCHASE OF SHARES.

-YOU SELL SHARES UNDER A QUALIFIED RETIREMENT PLAN OR IRA THAT CONSTITUTES A TAX-FREE RETURN OF EXCESS CONTRIBUTIONS TO AVOID A PENALTY.

-YOUR FUND REDEEMS THE REMAINING SHARES IN YOUR ACCOUNT UNDER AN INVOLUNTARY REDEMPTION.

-YOU ARE A DIRECTOR, OFFICER OR EMPLOYEE OF THE ADVISER OR ONE OF ITS AFFILIATES (OR A FAMILY MEMBER OF A DIRECTOR, OFFICER OR EMPLOYEE).

-YOU SELL SHARES UNDER THE AUTOMATIC WITHDRAWAL PLAN IF THE AGGREGATE VALUE OF THE REDEEMED SHARES DOES NOT EXCEED 12% OF THE ACCOUNT'S VALUE*

IF THE NET ASSET VALUE OF THE SHARES THAT YOU SELL HAS INCREASED SINCE YOU PURCHASED THEM, ANY DEFERRED SALES CHARGE WILL BE BASED ON THE ORIGINAL COST OF THE SHARES.

*AN AUTOMATIC WITHDRAWAL PLAN MAY BE ESTABLISHED AS EITHER A PERCENTAGE
OR FIXED-DOLLAR AMOUNT. THE SHARES THAT MAY BE REDEEMED WITHOUT A SALES CHARGE ARE RECALCULATED AS A PERCENTAGE OF THE CURRENT MARKET VALUE OF THE ACCOUNT AS OF THE DATE OF EACH WITHDRAWAL. IF ESTABLISHED AS A PERCENTAGE, NO SALES CHARGE WILL BE INCURRED REGARDLESS OF MARKET FLUCTUATION. IF ESTABLISHED AS A FIXED-DOLLAR AMOUNT, A SALES CHARGE MAY BE INCURRED IF THE MARKET VALUE OF THE ACCOUNT DECREASES. IF YOU REDEEM SHARES IN ADDITION TO THOSE REDEEMED PURSUANT TO THE AUTOMATIC WITHDRAWAL PLAN, A DEFERRED SALES CHARGE MAY BE IMPOSED ON THOSE SHARES AND ON ANY SUBSEQUENT REDEMPTIONS WITHIN A 18-MONTH PERIOD FOR CLASS A SHARES AND A 12 MONTH PERIOD FOR
CLASS C SHARES, REGARDLESS OF WHETHER SUCH REDEMPTIONS ARE PURSUANT TO AN AUTOMATIC WITHDRAWAL PLAN.

IF YOU HAVE ANY ADDITIONAL QUESTIONS ABOUT CHOOSING A SHARE CLASS, PLEASE CALL US TOLL FREE AT 1-800-MONETTA DURING BUSINESS HOURS, 9 A.M. TO 5 P.M. CENTRAL TIME. IF YOU STILL ARE NOT SURE ABOUT WHICH CLASS IS BEST FOR YOU, CONTACT YOUR FINANCIAL ADVISER.

<PAGE 35>


                        SHAREHOLDER INFORMATION SUMMARY

                           PURCHASE OF FUND SHARES

                                   NEW ACCOUNT                 EXISTING ACCOUNT                    EXCHANGE
* BY TELEPHONE:                                                WITH A BANK TRANSFER HOWEVER, YOUR  WITH TELEPHONE EXCHANGE
1-800-241-9772                                 N/A             FINANCIAL INSTITUTION MUST BE AN    PRIVILEGE, YOU MAY EXCHANGE
8 A.M. TO 7 P.M.                                               ACH MEMBER (MINIMUM OF $25).        SHARES BETWEEN FUNDS OF THE
(CENTRAL TIME)                                                                                     MONETTA TRUST AND THE
                                                                                                   MONETTA FUND (MINIMUM OF
                                                                                                   $1,000, $5.00 FEE).

* BY MAIL:                         ENCLOSE A SIGNED AND        ENCLOSE YOUR CHECK OR MONEY ORDER   ENCLOSED WRITTEN
C/O U.S. BANCORP FUND SERVICES,    COMPLETED APPLICATION FORM  WITH AN INVESTMENT SLIP (SEE YOUR   INSTRUCTIONS TO EXCHANGE
LLC                                WITH A CHECK PAYABLE TO     CURRENT ACCOUNT STATEMENT) OR A     YOUR SHARES BETWEEN FUNDS
P.O. BOX 701                       MONETTA FUNDS.              SIGNED LETTER INDICATING YOUR       OF THE MONETTA TRUST AND
MILWAUKEE, WI                                                  NAME, ADDRESS AND ACCOUNT NUMBER.   THE MONETTA FUND.
53201-0701

* BY WIRE:                                     N/A             DELIVER THE FOLLOWING WIRE                     N/A
CALL 1-800-241-9772 FOR COMPLETE                               INSTRUCTIONS TO YOUR BANK:
INSTRUCTIONS                                                   U.S. BANK, N.A.
                                                               777 E. WISCONSIN AVE.
                                                               MILWAUKEE, WI 53202ABA
                                                               NO.075000022
                                                               ACCT NO.112-952-137
                                                               FURTHER CREDIT:
                                                               FUND NAME
                                                               YOUR NAME
                                                               YOUR MONETTA ACCOUNT NO.

* BY DEALER:                       YOU MAY HAVE YOUR DEALER    CONTACT A DEALER WHO WILL MAKE THE  CONTACT A DEALER WHO WILL
                                   ORDER AND PAY FOR THE       TRANSACTION THROUGH THE             MAKE THE TRANSACTION
                                   SHARES.  IN THIS CASE, YOU  DISTRIBUTOR.  PLEASE NOTE THAT THE  THROUGH THE DISTRIBUTOR.
                                   MUST PAY YOUR DEALER        DEALER MAY CHARGE A SERVICE FEE OR  PLEASE NOTE THAT THE DEALER
                                   DIRECTLY.  YOUR DEALER      COMMISSION FOR EACH TRANSACTION.    MAY CHARGE A SERVICE FEE OR
                                   WILL THEN ORDER THE SHARES                                      COMMISSION FOR EACH
                                   FROM THE DISTRIBUTOR.                                           TRANSACTION.
                                   PLEASE NOTE THAT THE
                                   DEALER MAY CHARGE A
                                   SERVICE FEE OR COMMISSION
                                   FOR BUYING THESE SHARES.

THE ABOVE INFORMATION IS PROVIDED IN SUMMARY FORM FOR YOUR CONVENIENCE; PLEASE REFER TO EACH RESPECTIVE SECTION OF THIS MANUAL FOR DETAILS.

<PAGE 36>

                        SHAREHOLDER INFORMATION SUMMARY

                           REDEMPTION OF SHARES

                                        NEW ACCOUNT          EXISTING ACCOUNT                  EXCHANGE

* BY TELEPHONE:                                  N/A         WITH TELEPHONE REDEMPTION         WITH TELEPHONE EXCHANGE
1-800-241-9772                                               PRIVILEGE, YOU MAY REDEEM SHARES  PRIVILEGE, YOU MAY EXCHANGE
8 A.M. TO 7 P.M.                                             FROM YOUR ACCOUNT.  THE FUNDS     SHARES BETWEEN FUNDS OF THE
(CENTRAL TIME)                                               WILL BE SENT DIRECTLY TO YOU OR   MONETTA TRUST AND THE
                                                             A DESIGNATED FINANCIAL            MONETTA FUND (MINIMUM OF
                                                             INSTITUTION.                      $1,000, $5.00 FEE).
                                                             WITH A BANK TRANSFER, HOWEVER,
                                                             YOUR FINANCIAL INSTITUTION MUST
                                                             BE AN ACH MEMBER (MINIMUM OF
                                                             $25).

* BY MAIL:                                       N/A         ENCLOSE SIGNED WRITTEN            ENCLOSE WRITTEN INSTRUCTIONS
C/O U.S. BANCORP FUND SERVICES, LLC                          INSTRUCTIONS, INCLUDING ACCOUNT   TO EXCHANGE YOUR SHARES
P.O. BOX 701                                                 NUMBER, AMOUNT OR NUMBER OF       BETWEEN FUNDS OF THE MONETTA
MILWAUKEE, WI 53201-0701                                     SHARES (REDEMPTIONS OF $50,000    TRUST AND THE MONETTA FUND.
(OVERNIGHT DELIVERY)                                         OR MORE REQUIRE A SIGNATURE
615 E. MICHIGAN STREET                                       GUARANTEE).  CHECKS WRITTEN ON
MILWAUKEE, WI 53202                                          THE GOV'T MONEY MARKET FUND MUST
                                                             BE AT LEAST $500 TO A MAXIMUM OF
                                                             $50,000.

* BY WIRE:                                       N/A         AVAILABLE THROUGH PRE-            AVAILABLE THROUGH PRE-
                                                             ESTABLISHED BROKER DEALER         ESTABLISHED BROKER DEALER
                                                             AGREEMENTS.                       AGREEMENTS.

* BY DEALER:                                     N/A         CONTACT A DEALER WHO WILL MAKE    CONTACT A DEALER WHO WILL
                                                             THE TRANSACTION THROUGH THE       MAKE THE TRANSACTION THROUGH
                                                             DISTRIBUTOR.  PLEASE NOTE THAT    THE DISTRIBUTOR.  PLEASE
                                                             THE DEALER MAY CHARGE A SERVICE   NOTE THAT THE DEALER MAY
                                                             FEE OR COMMISSION FOR EACH        CHARGE A SERVICE FEE OR
                                                             TRANSACTION.                      COMMISSION FOR EACH
                                                                                               TRANSACTION.


<PAGE 37>

                          HOW TO PURCHASE FUND SHARES

YOU MAY PURCHASE SHARES OF ANY OF THE FUNDS THROUGH A DEALER, BY TELEPHONE (IF YOU HAVE THE ACH PLAN), BY CHECK, BY WIRE (INTO AN EXISTING ACCOUNT ONLY), OR BY EXCHANGE FROM YOUR ACCOUNT INTO ONE OF THE OTHER FUNDS OF THE MONETTA TRUST. YOUR INITIAL INVESTMENT IN ANY OF THE MONETTA FUNDS MUST BE AT LEAST $1,000. THERE IS NO MINIMUM ADDITIONAL INVESTMENT AMOUNT. EACH FUND HAS A MINIMUM ACCOUNT BALANCE OF $1,000. IF YOU ARE PURCHASING SHARES TO BE HELD BY A TAX-SHELTERED RETIREMENT PLAN SPONSORED BY THE ADVISER, YOU MUST USE SPECIAL APPLICATION FORMS THAT YOU CAN OBTAIN BY CALLING THE FUNDS AT 1-800-MONETTA. YOUR PURCHASE ORDER MUST BE RECEIVED BY THE FUNDS' TRANSFER AGENT BEFORE THE CLOSE OF REGULAR SESSION TRADING ON THE NEW YORK STOCK EXCHANGE (ORDINARILY 3:00 P.M. CENTRAL TIME) TO RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY. ORDERS RECEIVED AFTER THE CLOSE WILL RECEIVE THE NEXT CALCULATED NET ASSET VALUE. INITIAL PURCHASES BY AN INDIVIDUAL SHAREHOLDER CANNOT BE MADE BY TELEPHONING OR FAXING AN APPLICATION TO THE FUNDS OR THE TRANSFER AGENT.


In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund's Anti-Money Laundering Program. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-800-241-9772 if you need additional assistance when completing your application.

If we do not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.


PURCHASE BY TELEPHONE - EXISTING ACCOUNTS ONLY

BY USING THE FUNDS' TELEPHONE PURCHASE OPTION, YOU MAY MOVE MONEY FROM YOUR BANK ACCOUNT TO YOUR FUND ACCOUNT AT YOUR REQUEST. ONLY BANK ACCOUNTS HELD AT DOMESTIC FINANCIAL INSTITUTIONS THAT ARE AUTOMATED CLEARING HOUSE (ACH) MEMBERS MAY BE USED FOR TELEPHONE TRANSACTIONS. THE OPTION WILL BECOME EFFECTIVE APPROXIMATELY 15 BUSINESS DAYS AFTER THE APPLICATION FORM IS RECEIVED. SUBSEQUENT INVESTMENTS MAY BE MADE BY CALLING 1-800-241-9772. TO HAVE YOUR FUND SHARES PURCHASED AT THE OFFERING PRICE DETERMINED AT THE CLOSE OF REGULAR TRADING ON A GIVEN DATE, THE TRANSFER AGENT MUST RECEIVE BOTH YOUR PURCHASE ORDER AND PAYMENT BY ELECTRONIC FUNDS TRANSFER THROUGH THE ACH SYSTEM BEFORE THE CLOSE OF REGULAR TRADING ON SUCH A DATE. MOST TRANSFERS ARE COMPLETED WITHIN ONE BUSINESS DAY. IF MONEY IS MOVED BY ACH TRANSFER, YOU WILL NOT BE CHARGED BY THE FUNDS FOR THESE SERVICES. THE MINIMUM AMOUNT THAT CAN BE TRANSFERRED BY TELEPHONE IS $25. THE FUNDS RESERVE THE RIGHT TO MODIFY OR REMOVE THE ABILITY TO PURCHASE SHARES BY TELEPHONE AT ANY TIME.

PURCHASE BY CHECK

TO PURCHASE SHARES OF A FUND BY CHECK, COMPLETE AND SIGN THE SHARE PURCHASE APPLICATION INCLUDED IN THIS PROSPECTUS AND RETURN IT, WITH A CHECK PAYABLE TO MONETTA FUNDS. APPLICATIONS WILL NOT BE ACCEPTED UNLESS ACCOMPANIED BY PAYMENT. ADDITIONAL PURCHASES BY CHECK MAY BE MADE AT ANY TIME BY MAILING A CHECK PAYABLE TO MONETTA FUNDS TOGETHER WITH THE DETACHABLE FORM FROM A PRIOR ACCOUNT STATEMENT OR A LETTER INDICATING THE ACCOUNT NUMBER TO WHICH THE SUBSEQUENT PURCHASE IS TO BE CREDITED AND THE NAME(S) OF THE REGISTERED OWNER(S).

PAYMENT SHOULD BE MADE BY CHECK, PAYABLE IN U.S. DOLLARS, DRAWN ON A U.S. BANK, SAVINGS AND LOAN, OR CREDIT UNION. THE TRUST WILL NOT ACCEPT PAYMENT IN CASH, INCLUDING CASHIER'S CHECKS OR MONEY ORDERS, UNLESS THE CASHIER'S CHECKS OR MONEY ORDERS ARE IN EXCESS OF $10,000. ALSO, TO PREVENT CHECK FRAUD, THE

<PAGE 38>

TRUST WILL NOT ACCEPT THIRD PARTY CHECKS, U.S. TREASURY CHECKS, CREDIT CARD CHECKS, TRAVELER'S CHECKS OR STARTER CHECKS FOR THE PURCHASE OF SHARES. ALL CHECKS SHOULD BE MADE PAYABLE TO MONETTA FUNDS. IF YOUR ORDER TO PURCHASE SHARES IS CANCELED BECAUSE YOUR CHECK DOES NOT CLEAR, YOU WILL BE RESPONSIBLE FOR A $25.00 RETURN ITEM FEE AND ANY RESULTING LOSS INCURRED BY THE FUND.

PURCHASE BY WIRE

SHARES MAY ALSO BE PURCHASED BY WIRE TRANSFER OF FUNDS INTO AN EXISTING ACCOUNT ONLY. BEFORE WIRING FUNDS, CALL THE TRANSFER AGENT AT 1-800-241-9772 TO ENSURE PROMPT AND ACCURATE HANDLING OF YOUR ACCOUNT. YOUR BANK MAY CHARGE YOU A FEE FOR SENDING THE WIRE. THE FUNDS WILL NOT BE RESPONSIBLE FOR THE CONSEQUENCES OF ANY DELAYS, INCLUDING DELAYS IN THE BANKING OR FEDERAL RESERVE WIRE SYSTEMS.

PURCHASE BY EXCHANGE

YOU MAY PURCHASE SHARES, EITHER BY PHONE OR BY MAIL, (1) BY EXCHANGE OF SHARES IN THE SAME CLASS OF ANOTHER FUND OFFERED BY THE MONETTA TRUST OR (2) BY EXCHANGE OF CLASS A SHARES OF ANY FUND IN THE MONETTA TRUST FOR SHARES OF THE MONETTA FUND. BEFORE YOU DECIDE TO MAKE AN EXCHANGE INTO THE MONETTA FUND, YOU MUST OBTAIN THE CURRENT PROSPECTUS FOR THE MONETTA FUND. RESTRICTIONS APPLY; PLEASE REVIEW THE INFORMATION UNDER "HOW TO REDEEM SHARES - BY EXCHANGE."


PURCHASE THROUGH INTERMEDIARIES


YOU MAY ALSO PURCHASE (AND REDEEM) SHARES THROUGH BROKERS, AGENTS OR OTHER INSTITUTIONS (INTERMEDIARIES) WHO HAVE ENTERED INTO SELLING AGREEMENTS WITH THE FUNDS' DISTRIBUTOR. INVESTORS MAY BE CHARGED A FEE BY THE INTERMEDIARY AND MAY SET THEIR OWN INITIAL AND SUBSEQUENT INVESTMENT MINIMUMS. IF YOU PURCHASE SHARES THROUGH AN INTERMEDIARY, IT WILL BE RESPONSIBLE FOR PROMPTLY FORWARDING YOUR ORDER TO THE FUNDS' TRANSFER AGENT. FOR CLASS A SHARES, THE FUNDS AND THE ADVISER MAY ENTER INTO ARRANGEMENTS WITH SUCH INTERMEDIARY BY WHICH A FUND MAY PAY UP TO 0.25% (0.10% WITH RESPECT TO THE GOVERNMENT MONEY MARKET FUND, WHICH CURRENTLY IS WAIVED) OF THE VALUE OF SHARES PURCHASED THROUGH THAT INTERMEDIARY, TO COMPENSATE IT FOR DISTRIBUTION AND OTHER RELATED SERVICES PROVIDED TO THOSE FUNDS' SHAREHOLDERS (FOR CLASS C SHARES, EACH FUND EXCEPT FOR THE GOVERNMENT MONEY MARKET FUND MAY PAY UP TO 1%). ANY PAYMENTS BY A FUND WOULD BE PURSUANT TO ITS SERVICE AND DISTRIBUTION PLANS. THE ADVISER, FROM ITS OWN RESOURCES, MAY PAY ADDITIONAL AMOUNTS TO SUCH INTERMEDIARIES TO THE EXTENT NOT AVAILABLE THROUGH THE SERVICE AND DISTRIBUTION PLANS.

CONDITIONS OF PURCHASE

THE PURCHASE ORDER IS CONSIDERED TO HAVE BEEN PLACED WHEN IT IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR BY AN AUTHORIZED SUB-TRANSFER AGENT. ONCE YOUR PURCHASE ORDER HAS BEEN ACCEPTED, YOU MAY NOT CANCEL OR REVOKE IT; HOWEVER, YOU MAY REDEEM THE SHARES. THE FUNDS RESERVE THE RIGHT NOT TO ACCEPT ANY PURCHASE ORDER THAT IT DETERMINES NOT TO BE IN THE BEST INTEREST OF THE FUNDS OR OF THE FUNDS' SHAREHOLDERS. THE FUNDS DO NOT PERMIT MARKET TIMING OR OTHER ABUSIVE TRADING PRACTICES. EXCESSIVE, SHORT-TERM (MARKET TIMING) OR OTHER ABUSIVE TRADING PRACTICES MAY DISRUPT PORTFOLIO MANAGEMENT STRATEGIES AND HARM PERFORMANCE OF THE FUNDS. TO MINIMIZE HARM TO THE FUNDS AND THEIR SHAREHOLDERS, WE RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FROM ANY INVESTOR WE BELIEVE HAS A HISTORY OF ABUSIVE TRADING OR WHOSE TRADING, IN OUR JUDGMENT, HAS BEEN OR MAY BE DISRUPTIVE TO THE FUNDS. IN MAKING THIS JUDGMENT, WE MAY CONSIDER TRADING DONE IN MULTIPLE ACCOUNTS UNDER COMMON OWNERSHIP OR CONTROL. ELECTION OF THE TELEPHONE EXCHANGE PRIVILEGE AUTHORIZES THE FUNDS AND THE TRANSFER AGENT TO TAPE-RECORD INSTRUCTIONS TO PURCHASE. REASONABLE PROCEDURES ARE USED TO CONFIRM THAT INSTRUCTIONS RECEIVED BY TELEPHONE ARE GENUINE, SUCH AS REQUESTING PERSONAL IDENTIFICATION INFORMATION THAT APPEARS ON YOUR APPLICATION AND REQUIRING PERMISSION TO RECORD THE CONVERSATION. YOU WILL BEAR THE RISK OF LOSS DUE TO UNAUTHORIZED OR FRAUDULENT INSTRUCTIONS REGARDING YOUR ACCOUNT, ALTHOUGH THE FUNDS MAY HAVE A RISK OF SUCH LOSS IF REASONABLE PROCEDURES WERE NOT USED. THE

<PAGE 39>

FUNDS ALSO RESERVE THE RIGHT TO WAIVE OR CHANGE THE INVESTMENT MINIMUMS FOR ANY REASON. MONETTA TRUST DOES NOT ISSUE CERTIFICATES FOR FUND SHARES BECAUSE OF THE AVAILABILITY OF THE TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGES.

                           HOW TO REDEEM FUND SHARES

REDEMPTION FOR CASH

IN WRITING. YOU MAY REDEEM ALL OR PART OF THE SHARES IN YOUR ACCOUNT, WITHOUT CHARGE, BY SENDING A WRITTEN REDEMPTION REQUEST "IN GOOD ORDER" TO THE TRANSFER AGENT. A REDEMPTION REQUEST WILL BE CONSIDERED TO HAVE BEEN RECEIVED IN GOOD ORDER IF THE FOLLOWING CONDITIONS ARE SATISFIED:

(1) THE REQUEST MUST BE IN WRITING, INDICATING THE FUND, THE NUMBER OF SHARES OR DOLLAR AMOUNT TO BE REDEEMED, AND THE SHAREHOLDER'S ACCOUNT NUMBER;

(2) THE REQUEST MUST BE SIGNED BY THE SHAREHOLDER(S) EXACTLY AS THE SHARES ARE REGISTERED;


(3) THE SIGNATURE(S) ON THE WRITTEN REDEMPTION REQUEST MUST BE GUARANTEED IF THE SHARES TO BE REDEEMED HAVE A VALUE OF $50,000 OR MORE OR THE REDEMPTION PROCEEDS ARE TO BE SENT TO AN ADDRESS OTHER THAN YOUR ADDRESS OF RECORD;


(4) CORPORATIONS AND ASSOCIATIONS MUST SUBMIT, WITH EACH REQUEST, A FORM OF ACCEPTABLE RESOLUTION; AND

(5) OTHER SUPPORTING LEGAL DOCUMENTS MAY BE REQUIRED FROM ORGANIZATIONS, EXECUTORS, ADMINISTRATORS, TRUSTEES, OR OTHERS ACTING ON ACCOUNTS NOT REGISTERED IN THEIR NAMES.

SHARES MAY NOT BE REDEEMED BY FACSIMILE.


SIGNATURE GUARANTEE. A signature guarantee of each owner is required in the following situations:

   .  If ownership is changed on your account;
   .  When redemption proceeds are sent to a different address than that registered on the account;
   .  If the proceeds are to be made payable to someone other than the account's owner(s);
   .  Any redemption transmitted by federal wire transfer to a bank other than the bank of record;
   .  If a change of address request has been received by the Transfer Agent within the last 15 days;
   .  For all redemptions of $50,000 or more from any shareholder account.


THE GUARANTOR MUST BE A BANK, MEMBER FIRM OF A NATIONAL SECURITIES EXCHANGE, SAVINGS AND LOAN ASSOCIATION, CREDIT UNION, OR OTHER ENTITY AUTHORIZED BY STATE LAW TO GUARANTEE SIGNATURES. A NOTARY PUBLIC MAY NOT GUARANTEE SIGNATURES.
THE SIGNATURE GUARANTEE MUST APPEAR ON THE WRITTEN REDEMPTION REQUEST (THE GUARANTOR MUST USE THE PHRASE "SIGNATURE GUARANTEED" AND MUST INCLUDE THE NAME OF THE GUARANTOR BANK OR FIRM AND AN AUTHORIZED SIGNATURE).

BY TELEPHONE. YOU MAY REDEEM SHARES HAVING A VALUE UP TO $50,000 BY CALLING THE TRANSFER AGENT AT 1-800-241-9772, IF TELEPHONE REDEMPTION IS AVAILABLE FOR YOUR ACCOUNT. TO REDUCE THE RISK OF A FRAUDULENT INSTRUCTION, PROCEEDS OF TELEPHONE REDEMPTIONS MAY BE SENT ONLY TO THE SHAREHOLDER'S ADDRESS OF RECORD OR TO A BANK OR BROKERAGE ACCOUNT DESIGNATED BY THE SHAREHOLDER, IN WRITING, ON THE PURCHASE APPLICATION OR IN A LETTER WITH THE SIGNATURE(S) GUARANTEED. THE FUNDS RESERVE THE RIGHT TO RECORD ALL TELEPHONE REDEMPTION REQUESTS.

BY ACH TRANSFER. REDEMPTION PROCEEDS CAN BE SENT TO YOUR BANK ACCOUNT BY ACH TRANSFER. YOU CAN ELECT THIS OPTION BY COMPLETING THE APPROPRIATE SECTION OF THE PURCHASE APPLICATION. IF MONEY IS MOVED BY ACH TRANSFER, YOU WILL NOT BE CHARGED BY THE FUNDS FOR THESE SERVICES. THERE IS A $25 MINIMUM PER ACH TRANSFER. TYPICALLY, FUNDS ARE CREDITED TO YOUR BANK ACCOUNT WITHIN THREE BUSINESS DAYS.

<PAGE 40>


IF AN INVESTOR ELECTS TO RECEIVE DISTRIBUTIONS AND DIVIDENDS IN CASH AND THE U.S. POSTAL SERVICE CANNOT DELIVER YOUR CHECK, OR IF A CHECK REMAINS UNCASHED FOR SIX MONTHS, A FUND RESERVES THE RIGHT TO REINVEST THE DISTRIBUTION CHECK IN THE SHAREHOLDER'S ACCOUNT AT THE FUND'S THEN CURRENT NET ASSET VALUE PER SHARE AND TO REINVEST ALL SUBSEQUENT DISTRIBUTIONS IN SHARES OF THE FUND UNTIL AN UPDATED ADDRESS IS RECEIVED.


BY DEALER. YOU MAY SELL YOUR SHARES THROUGH A DEALER. PLEASE NOTE THAT YOU MAY BE CHARGED A SERVICE FEE OR COMMISSION FOR EACH TRANSACTION.

REDEMPTION BY EXCHANGE

BY WRITING (WITHOUT CHARGE) TO, OR BY TELEPHONING (FOR A FEE; CURRENTLY $5) THE TRANSFER AGENT, YOU MAY EXCHANGE (1) ALL OR ANY PORTION OF YOUR SHARES OF ANY FUND OF THE MONETTA TRUST FOR SHARES OF ANOTHER FUND IN THE SAME CLASS OFFERED BY THE MONETTA TRUST FOR SALE IN YOUR STATE OR (2) ALL OR ANY PORTION OF YOUR CLASS A SHARES OF ANY FUND OF THE MONETTA TRUST FOR SHARES OF THE MONETTA FUND. BEFORE YOU DECIDE TO MAKE AN EXCHANGE INTO THE MONETTA FUND, YOU MUST OBTAIN THE CURRENT PROSPECTUS FOR THE MONETTA FUND.

A SIGNED, PROPERLY COMPLETED SHARE PURCHASE APPLICATION MUST BE ON FILE. AN EXCHANGE TRANSACTION IS A SALE AND PURCHASE OF SHARES FOR FEDERAL INCOME TAX PURPOSES AND MAY RESULT IN CAPITAL GAIN OR LOSS. THE REGISTRATION OF THE ACCOUNT TO WHICH YOU ARE MAKING AN EXCHANGE, WHETHER IN THE MONETTA TRUST OR THE MONETTA FUND, MUST BE EXACTLY THE SAME AS THAT OF THE FUND ACCOUNT FROM WHICH THE EXCHANGE IS MADE AND THE AMOUNT YOU EXCHANGE MUST MEET ANY APPLICABLE MINIMUM INVESTMENT OF THE FUND BEING PURCHASED. UNLESS YOU HAVE ELECTED TO RECEIVE YOUR DIVIDENDS IN CASH, ON AN EXCHANGE OF ALL SHARES, ANY ACCRUED UNPAID DIVIDENDS WILL BE INVESTED IN THE FUND TO WHICH YOU EXCHANGE ON THE NEXT BUSINESS DAY. AN EXCHANGE MAY BE MADE BY FOLLOWING THE REDEMPTION PROCEDURE DESCRIBED ABOVE AND INDICATING THE FUND TO BE PURCHASED, EXCEPT THAT A SIGNATURE GUARANTEE NORMALLY IS NOT REQUIRED.

TO USE THE TELEPHONE EXCHANGE PRIVILEGE TO EXCHANGE BETWEEN YOUR MONETTA TRUST ACCOUNTS AND BETWEEN YOUR MONETTA TRUST ACCOUNT AND MONETTA FUND ACCOUNT IN THE AMOUNT OF $1,000 OR MORE, CALL 1-800-241-9772 BEFORE 3:00 P.M. CENTRAL TIME. THE FUNDS' TRANSFER AGENT IMPOSES A CHARGE (CURRENTLY $5.00) FOR EACH TELEPHONE EXCHANGE. THE GENERAL REDEMPTION POLICIES APPLY TO REDEMPTION OF SHARES OF TELEPHONE EXCHANGE. THE FUNDS RESERVE THE RIGHT AT ANY TIME WITHOUT PRIOR NOTICE TO SUSPEND OR TERMINATE THE USE OF THE TELEPHONE EXCHANGE PRIVILEGE BY ANY PERSON OR CLASS OF PERSONS, OR TO TERMINATE THE PRIVILEGE IN ITS ENTIRETY. BECAUSE SUCH A STEP WOULD BE TAKEN ONLY IF ITS BOARD BELIEVES IT WOULD BE IN THE BEST INTERESTS OF THE FUNDS, THE FUNDS EXPECT TO PROVIDE SHAREHOLDERS WITH PRIOR WRITTEN NOTICE OF ANY SUCH ACTION UNLESS IT APPEARS THAT THE RESULTING DELAY IN THE SUSPENSION, LIMITATION, MODIFICATION, OR TERMINATION OF THE TELEPHONE EXCHANGE PRIVILEGE WOULD ADVERSELY AFFECT THE FUNDS. IF THE FUNDS WERE TO SUSPEND, LIMIT, MODIFY, OR TERMINATE THE TELEPHONE EXCHANGE PRIVILEGE, A SHAREHOLDER EXPECTING TO MAKE A TELEPHONE EXCHANGE MIGHT FIND THAT AN EXCHANGE COULD NOT BE PROCESSED OR THAT THERE MIGHT BE A DELAY IN THE IMPLEMENTATION OF THE EXCHANGE.


SHARES IN DIFFERENT FUNDS OF THE MONETTA TRUST MAY BE EXCHANGED AT RELATIVE NET ASSET VALUE. HOWEVER, IF ANY SHARES BEING EXCHANGED ARE SUBJECT TO A DEFERRED SALES CHARGE, STATEMENT OF INTENTION OR OTHER LIMITATION, THE LIMITATION WILL CONTINUE TO APPLY TO THE SHARES RECEIVED IN THE EXCHANGE.

When you exchange shares through a dealer, you may be charged a service fee or commission for each transaction.

In order to secure payment of any sales charge or Contingent Deferred Sales Charge that may be due on shares exchange into shares of the Government Money Market Fund, the number of shares equal in value to the sales charge are segregated and separately maintained in the Government Money Market Fund. The purpose of this segregation is to assure that redemptions utilizing the Government Money Market


<PAGE 41>


Fund check writing privilege do not deplete the account without payment of any applicable sales charge and therefore no draft will be honored for liquidation of shares in excess of the shares in the Government Money Market Fund account that are free of segregation.


REDEMPTION BY CHECKWRITING - GOVERNMENT MONEY MARKET FUND ONLY

AN INVESTOR IN THE GOVERNMENT MONEY MARKET FUND MAY REQUEST ON THE SHARE PURCHASE APPLICATION THAT THE GOVERNMENT MONEY MARKET FUND PROVIDE REDEMPTION CHECKS DRAWN ON THE FUND. CHECKS MAY BE IN AMOUNTS OF $500 UP TO $50,000. THE SHARES REDEEMED BY CHECK WILL CONTINUE EARNING DIVIDENDS UNTIL THE CHECK HAS CLEARED. CHECKS WILL NOT BE RETURNED. IF SELECTED ON THE APPLICATION FORM, A BOOK OF 10 CHECKS AND 2 DEPOSIT FORMS WILL BE SENT TO THE SHAREHOLDER. ADDITIONAL CHECKS AND DEPOSIT FORMS WILL BE SENT TO THE SHAREHOLDER, UPON REQUEST, FOR A FEE OF $5.00 PER BOOK. THIS AMOUNT WILL BE DEDUCTED FROM THE SHAREHOLDER'S ACCOUNT. IN ORDER TO ESTABLISH THIS CHECKWRITING PRIVILEGE AFTER AN ACCOUNT HAS BEEN OPENED, THE SHAREHOLDER MUST SEND A WRITTEN REQUEST TO THE MONETTA GOVERNMENT MONEY MARKET FUND, P. O. BOX 701, MILWAUKEE, WISCONSIN 53201-0701. A FEE OF $25 WILL BE CHARGED FOR EACH STOP PAYMENT REQUEST. IF THERE ARE INSUFFICIENT SHARES IN THE SHAREHOLDER'S ACCOUNT TO COVER THE AMOUNT OF THE REDEMPTION BY CHECK, THE CHECK WILL BE RETURNED MARKED "INSUFFICIENT FUNDS" AND A FEE OF $25 WILL BE CHARGED TO THE SHAREHOLDER'S ACCOUNT. BECAUSE DIVIDENDS ON THE FUND ACCRUE DAILY, CHECKS MAY NOT BE USED TO CLOSE AN ACCOUNT, AS A SMALL BALANCE IS LIKELY TO RESULT. THE CHECKWRITING PRIVILEGE IS ONLY AVAILABLE TO THE GOVERNMENT MONEY MARKET FUND SHAREHOLDERS. THE CHECKWRITING PRIVILEGE IS NOT AVAILABLE FOR IRAS OR OTHER RETIREMENT ACCOUNTS.

REDEMPTION PRICE

THE REDEMPTION PRICE WILL BE THE NET ASSET VALUE PER SHARE OF THE FUND NEXT DETERMINED AFTER RECEIPT BY THE TRANSFER AGENT OF A REDEMPTION REQUEST IN GOOD ORDER. THIS MEANS THAT YOUR REDEMPTION REQUEST (INCLUDING A TELEPHONE EXCHANGE REQUEST) MUST BE RECEIVED IN GOOD ORDER BY THE TRANSFER AGENT BEFORE THE CLOSE OF REGULAR SESSION TRADING ON THE NEW YORK STOCK EXCHANGE (ORDINARILY 3:00 P.M. CENTRAL TIME) TO RECEIVE THE NET ASSET VALUE CALCULATED THAT DAY. THE PRINCIPAL VALUE AND RETURN ON YOUR INVESTMENT WILL FLUCTUATE AND ON REDEMPTION, YOUR SHARES MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL COST.

GENERAL REDEMPTION POLICIES

YOU MAY NOT CANCEL OR REVOKE YOUR REDEMPTION REQUEST ONCE INSTRUCTIONS HAVE BEEN RECEIVED AND ACCEPTED. THE FUNDS CANNOT ACCEPT A REDEMPTION REQUEST THAT SPECIFIES A PARTICULAR DATE OR PRICE FOR REDEMPTION OR ANY SPECIAL CONDITIONS. PLEASE TELEPHONE THE FUNDS IF YOU HAVE ANY QUESTION ABOUT REQUIREMENTS FOR A REDEMPTION BEFORE SUBMITTING YOUR REQUEST. IF YOU WISH TO REDEEM SHARES HELD BY ONE OF THE TAX-SHELTERED RETIREMENT PLANS SPONSORED BY THE ADVISER, SPECIAL PROCEDURES FOR THOSE PLANS APPLY. SEE "TAX-SHELTERED RETIREMENT PLANS." IF YOU REQUEST PAYMENT OF REDEMPTION PROCEEDS BY WIRE, YOU MUST PAY THE COST OF THE WIRE (CURRENTLY $15.00).

YOUR REDEMPTION REQUEST MUST BE SENT TO THE TRANSFER AGENT. IF A REDEMPTION REQUEST IS SENT DIRECTLY TO THE FUNDS, IT WILL BE FORWARDED TO THE TRANSFER AGENT AND WILL RECEIVE THE REDEMPTION PRICE NEXT CALCULATED AFTER RECEIPT BY THE TRANSFER AGENT. IF YOU REDEEM SHARES THROUGH AN INVESTMENT DEALER, THE DEALER WILL BE RESPONSIBLE FOR PROMPTLY FORWARDING YOUR REQUEST TO THE FUNDS' TRANSFER AGENT. THE FUNDS GENERALLY PAY PROCEEDS OF A REDEMPTION NO LATER THAN SEVEN DAYS AFTER PROPER INSTRUCTIONS ARE RECEIVED. IF YOU ATTEMPT TO REDEEM SHARES WITHIN 15 DAYS AFTER THEY HAVE BEEN PURCHASED BY CHECK, A FUND MAY DELAY PAYMENT OF THE REDEMPTION PROCEEDS TO YOU UNTIL IT CAN VERIFY THAT PAYMENT FOR THE PURCHASE OF THOSE SHARES HAS BEEN (OR WILL BE) COLLECTED.

<PAGE 42>

DURING PERIODS OF VOLATILE ECONOMIC AND MARKET CONDITIONS, YOU MAY HAVE DIFFICULTY PLACING YOUR REDEMPTION OR EXCHANGE BY TELEPHONE, WHICH MIGHT DELAY IMPLEMENTATION OF THE REDEMPTION OR EXCHANGE. USE OF THE TELEPHONE REDEMPTION OR EXCHANGE PRIVILEGE AUTHORIZES THE FUNDS AND THE TRANSFER AGENT TO TAPE-RECORD ALL INSTRUCTIONS TO REDEEM SHARES. REASONABLE PROCEDURES ARE USED TO CONFIRM THAT INSTRUCTIONS RECEIVED BY TELEPHONE ARE GENUINE, SUCH AS REQUESTING PERSONAL IDENTIFICATION INFORMATION THAT APPEARS ON YOUR APPLICATION AND REQUIRING PERMISSION TO RECORD THE CONVERSATION. YOU WILL BEAR THE RISK OF LOSS DUE TO UNAUTHORIZED OR FRAUDULENT INSTRUCTIONS REGARDING YOUR ACCOUNT, ALTHOUGH THE FUNDS MAY HAVE A RISK OF SUCH LOSS IF REASONABLE PROCEDURES WERE NOT USED.

BECAUSE OF THE RELATIVELY HIGH COST OF MAINTAINING SMALLER ACCOUNTS, IF FOR ANY REASON, INCLUDING GENERAL STOCK MARKET DECLINES, YOUR BALANCE FALLS BELOW $1,000 AND YOU ARE NOT ENROLLED IN THE AIP, YOU WILL BE GIVEN 30 DAYS' NOTICE TO REESTABLISH THE MINIMUM BALANCE OR SIGN UP FOR THE AIP. IF YOU DO NOT RESPOND TO THE NOTICE WITHIN THE STATED TIME PERIOD, MONETTA RESERVES THE RIGHT TO SELL ALL OF YOUR SHARES AND SEND THE PROCEEDS TO YOU. YOUR SHARES WILL BE SOLD AT THE NAV ON THE DAY MONETTA CLOSES YOUR FUND POSITION. CERTAIN FUND POSITIONS ARE NOT SUBJECT TO THESE BALANCE REQUIREMENTS AND WILL NOT BE CLOSED FOR FAILURE TO MAINTAIN A MINIMUM BALANCE.


                  DIVIDENDS, DISTRIBUTIONS, AND FEDERAL TAXES

THE SELECT TECHNOLOGY FUND, MID-CAP FUND, AND BLUE CHIP FUND DECLARE AND PAY INCOME DIVIDENDS, IF ANY, AT LEAST ANNUALLY. THE BALANCED FUND PAYS INCOME DIVIDENDS, IF ANY, QUARTERLY. THE INTERMEDIATE BOND FUND DECLARES AND PAYS INCOME DIVIDENDS MONTHLY. INCOME DIVIDENDS OF THE GOVERNMENT MONEY MARKET FUND ARE DECLARED DAILY AND PAID MONTHLY. CAPITAL GAINS, IF ANY, ARE DISTRIBUTED BY EACH FUND AT LEAST ANNUALLY. DISTRIBUTIONS OF A FUND ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THAT FUND UNLESS YOU ELECT PAYMENT IN CASH. CASH DIVIDENDS CAN BE SENT TO YOU BY CHECK OR DEPOSITED DIRECTLY INTO YOUR BANK ACCOUNT. CALL THE TRANSFER AGENT AT 1-800-241-9772 FOR MORE INFORMATION AND FORMS TO SIGN UP FOR DIRECT DEPOSIT.

EACH FUND RESERVES THE RIGHT TO REINVEST THE PROCEEDS AND FUTURE DISTRIBUTIONS IN ADDITIONAL FUND SHARES AT THE CURRENT NET ASSET VALUE IF CHECKS MAILED TO YOU FOR DISTRIBUTIONS ARE RETURNED AS UNDELIVERABLE OR NOT PRESENTED FOR PAYMENT WITHIN SIX MONTHS.

EACH FUND IS A SEPARATE ENTITY FOR FEDERAL INCOME TAX PURPOSES. EACH FUND INTENDS TO CONTINUE TO QUALIFY AS A "REGULATED INVESTMENT COMPANY" UNDER THE INTERNAL REVENUE CODE AND, THUS, NOT BE SUBJECT TO FEDERAL INCOME TAXES ON AMOUNTS IT DISTRIBUTES TO SHAREHOLDERS.

EACH FUND WILL DISTRIBUTE ALL OF ITS NET INCOME AND GAINS TO SHAREHOLDERS. DIVIDENDS FROM INVESTMENT INCOME AND NET SHORT-TERM CAPITAL GAINS ARE TAXABLE AS ORDINARY INCOME. DISTRIBUTIONS OF LONG-TERM CAPITAL GAINS ARE TAXABLE AS LONG-TERM GAINS, REGARDLESS OF THE LENGTH OF TIME YOU HAVE HELD YOUR SHARES IN A FUND. DISTRIBUTIONS WILL BE TAXABLE TO YOU WHETHER RECEIVED IN CASH OR REINVESTED IN SHARES OF A FUND. YOU WILL BE ADVISED ANNUALLY AS TO THE SOURCE OF YOUR DISTRIBUTIONS FOR TAX PURPOSES. IF YOU ARE NOT SUBJECT TO INCOME TAXATION, YOU WILL NOT BE REQUIRED TO PAY TAX ON AMOUNTS DISTRIBUTED TO YOU. IF YOU PURCHASE SHARES SHORTLY BEFORE A RECORD DATE FOR A DISTRIBUTION, YOU WILL, IN EFFECT, RECEIVE A RETURN OF A PORTION OF YOUR INVESTMENT, BUT THE DISTRIBUTION WILL BE TAXABLE TO YOU EVEN IF THE NET ASSET VALUE OF YOUR SHARES IS REDUCED BELOW YOUR COST. HOWEVER, FOR FEDERAL INCOME TAX PURPOSES, YOUR ORIGINAL COST WOULD CONTINUE AS YOUR TAX BASIS.

IF YOU FAIL TO FURNISH YOUR SOCIAL SECURITY OR OTHER TAX IDENTIFICATION NUMBER OR TO CERTIFY PROPERLY THAT IT IS CORRECT, THE FUNDS MAY BE REQUIRED TO WITHHOLD FEDERAL INCOME TAX, AT THE THEN CURRENT RATE ("BACKUP WITHHOLDING"), FROM DIVIDEND, CAPITAL GAIN, AND REDEMPTION PAYMENTS TO YOU. YOUR DIVIDEND AND CAPITAL GAIN PAYMENTS MAY ALSO BE SUBJECT TO BACKUP WITHHOLDING IF YOU FAIL TO CERTIFY PROPERLY THAT YOU ARE NOT SUBJECT TO


<PAGE 43>

BACKUP WITHHOLDING DUE TO THE UNDER-REPORTING OF CERTAIN INCOME. THESE CERTIFICATIONS ARE CONTAINED IN THE SHARE PURCHASE APPLICATION, WHICH YOU SHOULD COMPLETE AND RETURN WHEN YOU MAKE YOUR INITIAL INVESTMENT.

                       DETERMINATION OF NET ASSET VALUE

THE PURCHASE AND REDEMPTION PRICE OF EACH FUND'S SHARES IS ITS NET ASSET VALUE PER SHARE. THE NET ASSET VALUE OF A SHARE OF EACH FUND IS DETERMINED AS OF THE CLOSE OF TRADING ON THE NEW YORK STOCK EXCHANGE (CURRENTLY 3:00 P.M. CENTRAL
TIME) BY DIVIDING THE DIFFERENCE BETWEEN THE VALUES OF THE FUND'S ASSETS AND LIABILITIES BY THE NUMBER OF SHARES OUTSTANDING. THIS IS REFERRED TO AS "NET ASSET VALUE PER SHARE," WHICH IS DETERMINED AS OF THE CLOSE OF REGULAR SESSION TRADING AT THE NEW YORK STOCK EXCHANGE ON EACH DAY ON WHICH THAT EXCHANGE IS OPEN FOR TRADING.

VALUATION

EQUITY SECURITIES HELD IN THE FUNDS' PORTFOLIOS ARE GENERALLY VALUED AT THEIR MARKET PRICES. BONDS ARE GENERALLY VALUED ON THE BASIS OF QUOTATIONS PROVIDED BY PRICING SERVICES OR DEALERS. IN CASES WHEN QUOTATIONS FOR A PARTICULAR SECURITY ARE NOT READILY AVAILABLE OR THE QUOTE IS DETERMINED NOT TO REPRESENT FAIR VALUE, THE ADVISER CALCULATES A FAIR VALUE OF THE SECURITY UNDER PROCEDURES ESTABLISHED BY THE BOARD.

                             SHAREHOLDER SERVICES

REPORTING TO SHAREHOLDERS

YOU WILL RECEIVE A CONFIRMATION STATEMENT REFLECTING EACH OF YOUR PURCHASES AND REDEMPTIONS OF SHARES OF A FUND, AS WELL AS PERIODIC STATEMENTS DETAILING DISTRIBUTIONS MADE BY EACH FUND OF WHICH YOU ARE A SHAREHOLDER. YOU MAY ELECT TO RECEIVE A COMBINED STATEMENT FOR ALL FUNDS FOR WHICH YOU ARE A SHAREHOLDER. IN ADDITION, YOU WILL RECEIVE SEMI-ANNUAL AND ANNUAL REPORTS SHOWING THE PORTFOLIO HOLDINGS OF EACH FUND AND ANNUAL TAX INFORMATION. TO ELIMINATE UNNECESSARY DUPLICATION AND DEMONSTRATE RESPECT FOR OUR ENVIRONMENT, WE WILL DELIVER A SINGLE COPY OF MOST FINANCIAL REPORTS AND PROSPECTUSES TO INVESTORS WHO SHARE AN ADDRESS, EVEN IF THE ACCOUNTS ARE REGISTERED UNDER DIFFERENT NAMES. SHAREHOLDERS MAY REQUEST DUPLICATE COPIES FREE OF CHARGE.

CERTAIN ACCOUNT CHANGES

INVESTORS WHO WISH TO MAKE A CHANGE IN THEIR ADDRESS OF RECORD, A CHANGE IN INVESTMENTS MADE THROUGH AN AUTOMATIC INVESTMENT PLAN, OR A CHANGE IN THE MANNER IN WHICH DIVIDENDS ARE RECEIVED MAY DO SO BY CALLING THE TRANSFER AGENT AT 1-800-241-9772.

AUTOMATIC INVESTMENT PLAN


THE FUNDS HAVE AN AUTOMATIC INVESTMENT PLAN THAT PERMITS AN EXISTING SHAREHOLDER TO PURCHASE ADDITIONAL SHARES OF ANY FUND (MINIMUM $25 PER TRANSACTION) AT REGULAR INTERVALS. UNDER THE AUTOMATIC INVESTMENT PLAN, SHARES ARE PURCHASED BY TRANSFERRING FUNDS FROM A SHAREHOLDER'S CHECKING, BANK MONEY MARKET, NOW ACCOUNT, OR SAVINGS ACCOUNT IN AN AMOUNT OF $25 OR MORE DESIGNATED BY THE SHAREHOLDER. AT YOUR OPTION, THE ACCOUNT DESIGNATED WILL BE DEBITED AND SHARES WILL BE PURCHASED ON THE DATE ELECTED BY THE SHAREHOLDER. PAYROLL DEDUCTION IS AVAILABLE FOR CERTAIN QUALIFYING EMPLOYERS; PLEASE CALL 1-800-MONETTA FOR FURTHER INFORMATION. THERE MUST BE A MINIMUM OF SEVEN DAYS BETWEEN AUTOMATIC PURCHASES. IF THE DATE ELECTED BY THE SHAREHOLDER IS NOT A BUSINESS DAY, FUNDS WILL BE TRANSFERRED THE NEXT BUSINESS DAY THEREAFTER. ONLY AN ACCOUNT MAINTAINED AT A DOMESTIC FINANCIAL INSTITUTION THAT IS AN AUTOMATED CLEARING HOUSE MEMBER MAY BE SO DESIGNATED. TO ESTABLISH AN AUTOMATIC INVESTMENT ACCOUNT, COMPLETE SECTIONS C AND D AND SIGN SECTION J OF THE SHAREHOLDER PURCHASE APPLICATION INCLUDED IN THIS PROSPECTUS AND SEND IT TO THE TRANSFER AGENT. YOU MAY CANCEL THIS PRIVILEGE OR CHANGE THE AMOUNT OF PURCHASE AT ANY TIME BY CALLING 1-800-241-9772 OR BY MAILING INSTRUCTIONS TO THE TRANSFER AGENT. THE CHANGE WILL BE EFFECTIVE FIVE BUSINESS DAYS FOLLOWING RECEIPT OF YOUR NOTIFICATION BY THE TRANSFER AGENT. A FUND MAY MODIFY OR TERMINATE

<PAGE 44>

THIS PRIVILEGE AT ANY TIME OR CHARGE A SERVICE FEE, ALTHOUGH NO SUCH FEE CURRENTLY IS CONTEMPLATED. HOWEVER, A $25.00 FEE WILL BE IMPOSED BY THE TRANSFER AGENT IF SUFFICIENT FUNDS ARE NOT AVAILABLE IN THE SHAREHOLDER'S ACCOUNT AT THE TIME OF THE AUTOMATIC TRANSACTION.


SYSTEMATIC EXCHANGE PLAN

THE FUNDS OFFER A SYSTEMATIC EXCHANGE PLAN WHEREBY A SHAREHOLDER MAY AUTOMATICALLY EXCHANGE SHARES (IN INCREMENTS OF $1,000 OR MORE) OF ONE FUND INTO ANOTHER FUND OF THE MONETTA TRUST ON ANY DAY, EITHER MONTHLY OR QUARTERLY. However, shares of any fund may be exchanged for shares in the Government Money Market Fund. The shares to be received upon exchange must be legally available for sale in your state.

Shares may be exchanged at relative net asset value without any additional charge. However, if any shares being exchanged are subject to an escrow or segregated account pursuant to the terms of a Statement of Intention or a CDSC, such shares will be exchanged at relative net asset value, but the escrow or segregated account will continue with respect to the shares acquired in the exchange. In addition, the terms of any CDSC, or redemption fee, to which any Class A or Class C shares are subject at the time of exchange will continue to apply to any shares acquired upon exchange. If you decide to exchange your shares, send a written unconditional request for the exchange and follow the instructions regarding delivery of share certificates contained in the section on "Redemption of Shares". A signature guarantee is not required for such an exchange. However, if shares are also redeemed for cash in connection with the exchange transaction, a signature guarantee may be required. See "Redemption of Shares". Your dealer may charge an additional fee for handling an exercise of the exchange privilege.

FOR ADDITIONAL INFORMATION AND A SYSTEMATIC EXCHANGE PLAN FORM, PLEASE CALL THE TRANSFER AGENT AT 1-800-241-9772. BEFORE PARTICIPATING IN THE SYSTEMATIC EXCHANGE PLAN, AN INVESTOR SHOULD CONSULT A TAX OR OTHER FINANCIAL ADVISOR TO DETERMINE THE TAX CONSEQUENCES OF PARTICIPATION.

SYSTEMATIC WITHDRAWAL PLAN

THE FUNDS OFFER A SYSTEMATIC WITHDRAWAL PLAN FOR SHAREHOLDERS WHO OWN SHARES OF ANY FUND WORTH AT LEAST $10,000 AT CURRENT NET ASSET VALUE. UNDER THE SYSTEMATIC WITHDRAWAL PLAN, A FIXED SUM (MINIMUM $500) WILL BE DISTRIBUTED AT REGULAR INTERVALS (ON ANY DAY, EITHER MONTHLY OR QUARTERLY). IN ELECTING TO PARTICIPATE IN THE SYSTEMATIC WITHDRAWAL PLAN, INVESTORS SHOULD REALIZE THAT, WITHIN ANY GIVEN PERIOD, THE APPRECIATION OF THEIR INVESTMENT IN A PARTICULAR FUND MAY NOT BE AS GREAT AS THE AMOUNT WITHDRAWN. A SHAREHOLDER MAY VARY THE AMOUNT OR FREQUENCY OF WITHDRAWAL PAYMENTS OR TEMPORARILY DISCONTINUE THEM BY NOTIFYING THE TRANSFER AGENT AT 1-800-241-9772. THE SYSTEMATIC WITHDRAWAL PLAN DOES NOT APPLY TO SHARES OF ANY FUND HELD IN INDIVIDUAL RETIREMENT ACCOUNTS OR DEFINED CONTRIBUTION RETIREMENT PLANS. FOR ADDITIONAL INFORMATION OR TO REQUEST AN APPLICATION, PLEASE CALL 1-800-241-9772.

                        TAX-SHELTERED RETIREMENT PLANS

THE ADVISER OFFERS VARIOUS TAX-SHELTERED RETIREMENT PLANS. PLEASE CALL 1-800-MONETTA FOR BOOKLETS DESCRIBING THE FOLLOWING PROGRAMS AND THE FORMS NEEDED TO ESTABLISH THEM:

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) FOR EMPLOYED INDIVIDUALS AND THEIR NON-EMPLOYED SPOUSES.

COVERDELL SAVINGS ACCOUNT (FORMERLY EDUCATION IRA), PROVIDING TAX-FREE EARNINGS GROWTH AND TAX-FREE WITHDRAWALS FOR CERTAIN HIGHER EDUCATION EXPENSES (CONTRIBUTIONS NOT DEDUCTIBLE).

ROTH IRA, PROVIDING TAX-FREE EARNINGS GROWTH AND TAX-FREE WITHDRAWALS WITH CERTAIN GREATER FLEXIBILITY THAN TRADITIONAL IRAS (CONTRIBUTIONS NOT DEDUCTIBLES).

SAVINGS INCENTIVE MATCH PLANS (SIMPLE-IRAS) PERMITTING EMPLOYERS TO PROVIDE RETIREMENT BENEFITS, INCLUDING SALARY DEFERRAL, TO THEIR EMPLOYEES USING IRAS AND MINIMIZING ADMINISTRATION AND REPORTING REQUIREMENTS.


<PAGE 45>

                             FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUNDS' FINANCIAL PERFORMANCE FOR THE PAST 5 YEARS THROUGH DECEMBER 31ST FOR EACH YEAR SHOWN. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN EACH OF THE FUNDS (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY KPMG LLP, WHOSE REPORT, ALONG WITH THE FUNDS' FINANCIAL STATEMENTS, ARE INCLUDED IN THE ANNUAL REPORT, WHICH IS AVAILABLE UPON REQUEST AND INCORPORATED BY REFERENCE INTO THE STATEMENT OF ADDITIONAL INFORMATION.


                            SELECT TECHNOLOGY FUND


                                 2003               2002           2001              2000              1999
CLASS A SHARES
NET ASSET VALUE,
  BEGINNING OF PERIOD            $5.398             $10.414        $13.450           $21.831           $13.396

INCOME FROM INVESTMENT OPERATIONS

  NET INVESTMENT INCOME          (0.264)            (0.158)        (0.125)           (0.274)           (0.264)

  NET GAINS OR LOSSES ON
   SECURITIES (BOTH REALIZED     3.074              (4.858)        (2.875)           (4.182)           8.699
   AND UNREALIZED)

TOTAL FROM INVESTMENT
  OPERATIONS                     2.810              (5.016)        (3.000)           (4.456)           8.435

LESS DISTRIBUTIONS

  DIVIDENDS (FROM NET
   INVESTMENT INCOME)            0.000              0.000          0.000             0.000             0.000

  DISTRIBUTIONS (FROM
   CAPITAL GAINS)                0.000              0.000          (0.036)           (3.925)           0.000

  RETURN OF CAPITAL              0.000              0.000          0.000             0.000             0.000

TOTAL DISTRIBUTIONS              0.000              0.000          (0.036)           (3.925)           0.000

NET ASSET VALUE, END OF
  PERIOD                         $8.208             $5.398         $10.414           $13.450           $21.831

TOTAL RETURN (A)                 52.04%             (48.13%)       (22.34%)          (18.74%)          62.91%

RATIOS/SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD
  ($ THOUSANDS)                  $2,016             $1,463         $3,068            $4,202            $5,332

RATIO OF EXPENSES TO
  AVERAGE NET ASSETS-            5.49%              5.27%          2.91%             1.95%             2.36%
  GROSS(B)

RATIO OF EXPENSES TO
  AVERAGE NET ASSETS-NET(C)      4.13%              2.50%          2.50%             1.95%             2.36%

RATIO OF NET INVESTMENT
  INCOME TO AVERAGE NET          (3.83%)            (2.24%)        (1.10%)           (1.33%)           (1.82%)
  ASSETS

PORTFOLIO TURNOVER RATE          112.8%             104.8%         472.1%            492.6%            265.0%

(A) THE TOTAL RETURN CALCULATION DOES NOT REFLECT THE 5.75% FRONT-END SALES CHARGE ON CLASS A SHARES.

(B) GROSS RATIOS REFLECT FEES PAID INDIRECTLY.

(C) THE NET EXPENSE RATIO IS AFTER REIMBURSED AND INDIRECT EXPENSES PAID. THE EXPENSE RATIO AFTER REIMBURSED EXPENSES BUT BEFORE INDIRECT EXPENSES PAID WOULD BE 4.36%, 3.21% AND 2.53% FOR THE YEARS ENDED DECEMBER 31, 2003, DECEMBER 31, 2002 AND DECEMBER 31, 2001, RESPECTIVELY.


THE PER SHARE RATIOS ARE CALCULATED USING THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD, EXCEPT FOR DISTRIBUTIONS, WHICH ARE BASED ON SHARES OUTSTANDING AT RECORD DATE.

<PAGE 46>

                              MID-CAP EQUITY FUND


                                  2003             2002             2001             2000             1999
CLASS A SHARES
NET ASSET VALUE,
  BEGINNING OF PERIOD             $4.849           $6.670           $11.802          $20.355          $13.571

INCOME FROM INVESTMENT OPERATIONS

  NET INVESTMENT INCOME           (0.075)          (0.074)          (0.056)          (0.119)          (0.099)

  NET GAINS OR LOSSES ON
  SECURITIES (BOTH REALIZED
  AND UNREALIZED)                 2.326            (1.747)          (5.025)          (2.704)          7.225

TOTAL FROM INVESTMENT
  OPERATIONS                      2.251            (1.821)          (5.081)          (2.823)          7.126

LESS DISTRIBUTIONS

  DIVIDENDS (FROM NET
   INVESTMENT INCOME)             0.000            0.000            0.000            0.000            0.000

  DISTRIBUTIONS (FROM
   CAPITAL GAINS)                 0.000            0.000            (0.051)          (5.730)          (0.342)

RETURN OF CAPITAL                 0.000            0.000            0.000            0.000            0.000

TOTAL DISTRIBUTIONS               0.000            0.000            (0.051)          (5.730)          (0.342)

NET ASSET VALUE, END OF
  PERIOD                          $7.100           $4.849           $6.670           $11.802          $20.355

TOTAL RETURN (A)                  46.39%           (27.29%)         (43.05%)         (12.69%)         53.39%

RATIOS/SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD
  ($THOUSANDS)                    $8,354           $5,540           $8,455           $16,284          $19,458

RATIO OF EXPENSES TO
  AVERAGE NET ASSETS-             2.11%            2.12%            1.58%            1.21%            1.25%
  GROSS(B)

RATIO OF EXPENSES TO
  AVERAGE NET ASSETS-NET          1.78%            1.89%            1.45%            1.21%            1.25%

RATIO OF NET INVESTMENT
  INCOME TO AVERAGE NET           (1.25%)          (1.31%)          (0.71%)          (0.56%)          (0.67%)
  ASSETS

PORTFOLIO TURNOVER RATE           315.1%           235.8%           328.3%           194.6%           170.4%

(A) THE TOTAL RETURN CALCULATION DOES NOT REFLECT THE 5.75% FRONT-END SALES CHARGE ON CLASS A SHARES.

(B) GROSS RATIOS REFLECT FEES PAID INDIRECTLY.


THE PER SHARE RATIOS ARE CALCULATED USING THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD, EXCEPT FOR DISTRIBUTIONS, WHICH ARE BASED ON SHARES OUTSTANDING AT RECORD DATE.

<PAGE 47>

                                BLUE CHIP FUND



                                  2003               2002             2001              2000             1999
CLASS A SHARES
NET ASSET VALUE,
  BEGINNING OF PERIOD             $4.663             $6.707           $14.610           $20.062          $13.437

INCOME FROM INVESTMENT OPERATIONS

  NET INVESTMENT INCOME           (0.160)            (0.076)          (0.154)           (0.197)          (0.147)

  NET GAINS OR LOSSES ON
  SECURITIES (BOTH REALIZED       1.639              (1.968)          (7.729)           (2.837)          7.297
  AND UNREALIZED)

TOTAL FROM INVESTMENT
  OPERATIONS                      1.479              (2.044)          (7.883)           (3.034)          7.150

LESS DISTRIBUTIONS

  DIVIDENDS (FROM NET
   INVESTMENT INCOME)             0.000              0.000            0.000             0.000            0.000

  DISTRIBUTIONS (FROM
   CAPITAL GAINS)                 0.000              0.000            (0.020)           (2.418)          (0.525)

  RETURN OF CAPITAL               0.000              0.000            0.000             0.000            0.000

TOTAL DISTRIBUTIONS               0.000              0.000            (0.020)           (2.418)          (0.525)

NET ASSET VALUE, END OF
  PERIOD                          $6.142             $4.663           $6.707            $14.610          $20.062

TOTAL RETURN (A)                  31.76%             (30.55%)         (53.94%)          (14.96%)         53.98%

RATIOS/SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD
  ($THOUSANDS)                    $1,966             $1,871           $3,023            $7,399           $9,298

RATIO OF EXPENSES TO
  AVERAGE NET ASSETS-             5.15%              4.75%            2.72%             1.61%            1.66%
  GROSS(B)

RATIO OF EXPENSES TO
  AVERAGE NET ASSETS-NET(C)       3.90%              2.50%            2.38%             1.61%            1.66%

RATIO OF NET INVESTMENT
  INCOME TO AVERAGE NET           (3.01%)            (1.37%)          (1.76%)           (0.99%)          (0.91%)
  ASSETS

PORTFOLIO TURNOVER RATE           252.2%             209.9%           394.1%            155.6%           81.4%

(A) THE TOTAL RETURN CALCULATION DOES NOT REFLECT THE 5.75% FRONT-END SALES CHARGE ON CLASS A SHARES.

(B) GROSS RATIOS REFLECT FEES PAID INDIRECTLY.

(C) THE NET EXPENSE RATIO IS AFTER REIMBURSED AND INDIRECT EXPENSES PAID. THE EXPENSE RATIO AFTER REIMBURSED EXPENSES BUT BEFORE INDIRECT EXPENSES PAID WOULD BE 4.11% AND 3.13% FOR THE YEARS ENDED DECEMBER 31, 2003 AND DECEMBER 31, 2002, RESPECTIVELY.


THE PER SHARE RATIOS ARE CALCULATED USING THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD, EXCEPT FOR DISTRIBUTIONS, WHICH ARE BASED ON SHARES OUTSTANDING AT RECORD DATE.

<PAGE 48>


                                 BALANCED FUND


                                   2003             2002            2001            2000            1999
CLASS A SHARES
NET ASSET VALUE, BEGINNING
  OF PERIOD                        $8.660           $10.282         $12.813         $16.268         $14.476

INCOME FROM INVESTMENT OPERATIONS


  NET INVESTMENT INCOME            0.065            0.129           0.279           0.318           0.239

  NET GAINS OR LOSSES ON
  SECURITIES (BOTH REALIZED        1.617            (1.596)         (2.504)         (1.173)         3.741
  AND UNREALIZED)

TOTAL FROM INVESTMENT
  OPERATIONS                       1.682            (1.467)         (2.225)         (0.855)         3.980

LESS DISTRIBUTIONS

  DIVIDENDS (FROM NET
  INVESTMENT INCOME)               (0.068)          (0.155)         (0.284)         (0.310)         (0.265)

  DISTRIBUTIONS (FROM
  CAPITAL GAINS)                   0.000            0.000           (0.022)         (2.290)         (1.923)

  RETURN OF CAPITAL                0.000            0.000           0.000           0.000           0.000

TOTAL DISTRIBUTIONS                (0.068)          (0.155)         (0.306)         (2.600)         (2.188)

NET ASSET VALUE, END OF
  PERIOD                           $10.274          $8.660          $10.282         $12.813         $16.268

TOTAL RETURN (A)                   19.45%           (14.28%)        (17.34%)        (5.15%)         29.60%

RATIOS/SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD
  ($THOUSANDS)                     $4,516           $4,318          $6,530          $9,208          $9,449

RATIO OF EXPENSES TO
  AVERAGE NET ASSETS-              2.05%            1.80%           1.23%           0.96%           0.95%
  GROSS(B)

RATIO OF EXPENSES TO
  AVERAGE NET ASSETS-NET           1.66%            1.57%           1.10%           0.96%           0.95%

RATIO OF NET INVESTMENT
  INCOME TO AVERAGE NET            0.69%            1.39%           2.58%           1.94%           1.55%
  ASSETS

PORTFOLIO TURNOVER RATE            120.6%           131.1%          211.5%          167.4%          71.3%

(A) THE TOTAL RETURN CALCULATION DOES NOT REFLECT THE 5.75% FRONT-END SALES CHARGE ON CLASS A SHARES.

(B) GROSS RATIOS REFLECT FEES PAID INDIRECTLY.


THE PER SHARE RATIOS ARE CALCULATED USING THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD, EXCEPT FOR DISTRIBUTIONS, WHICH ARE BASED ON SHARES OUTSTANDING AT RECORD DATE.

<PAGE 49>


                            INTERMEDIATE BOND FUND


                                    2003             2002            2001            2000             1999
CLASS A SHARES
NET ASSET VALUE, BEGINNING
  OF PERIOD                         $10.461          $9.993          $10.352         $10.244          $10.652

INCOME FROM INVESTMENT OPERATIONS

  NET INVESTMENT INCOME             0.349            0.425           0.587           0.691            0.602

  NET GAINS OR LOSSES ON
  SECURITIES (BOTH REALIZED         0.041            0.473           (0.121)         0.102            (0.435)
  AND UNREALIZED)

TOTAL FROM INVESTMENT
  OPERATIONS                        0.390            0.898           0.466           0.793            0.167

LESS DISTRIBUTIONS

  DIVIDENDS (FROM NET
  INVESTMENT INCOME)                (0.351)          (0.430)         (0.589)         (0.685)          (0.565)

  DISTRIBUTIONS (FROM CAPITAL
  GAINS)                            0.000            0.000           (0.210)         0.000            (0.010)

  RETURN OF CAPITAL                 0.000            0.000           (0.026)         0.000            0.000

TOTAL DISTRIBUTIONS                 (0.351)          (0.430)         (0.825)         (0.685)          (0.575)

NET ASSET VALUE, END OF
  PERIOD                            $10.500          $10.461         $9.993          $10.352          $10.244

TOTAL RETURN (A)                    3.78%            9.24%           4.44%           8.13%            1.60%

RATIOS/SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD
  ($THOUSANDS)                      $19,051          $26,409         $32,857         $25,394          $19,873

RATIO OF EXPENSES TO
  AVERAGE NET ASSETS-GROSS(B)       0.91%            0.84%           0.73%           0.69%            0.74%

RATIO OF EXPENSES TO
  AVERAGE NET ASSETS-NET            0.81%            0.76%           0.65%           0.57%            0.54%

RATIO OF NET INVESTMENT
  INCOME TO AVERAGE NET             3.31%            4.21%           5.57%           6.82%            5.78%
  ASSETS

PORTFOLIO TURNOVER RATE
                                    75.7%           163.9%           263.0%          120.3%           115.2%

(A) THE TOTAL RETURN CALCULATION DOES NOT REFLECT THE 3.75% FRONT-END SALES CHARGE ON CLASS A SHARES.

(B) GROSS RATIOS REFLECT FEES PAID INDIRECTLY AND INVESTMENT ADVISORY FEES WAIVED BY THE INVESTMENT ADVISOR. EFFECTIVE JULY 1, 2001, THE ADVISER ELECTED NOT TO WAIVE ANY PORTION OF THE MANAGEMENT FEE.


THE PER SHARE RATIOS ARE CALCULATED USING THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD, EXCEPT FOR DISTRIBUTIONS, WHICH ARE BASED ON SHARES OUTSTANDING AT RECORD DATE.


<PAGE 50>


                         GOVERNMENT MONEY MARKET FUND


                                    2003             2002           2001            2000             1999
NET ASSET VALUE, BEGINNING
  OF PERIOD                         $1.000           $1.000         $1.000          $1.000           $1.000

INCOME FROM INVESTMENT OPERATIONS

  NET INVESTMENT INCOME             0.006            0.012          0.036           0.059            0.047

  NET GAINS OR LOSSES ON
  SECURITIES (BOTH REALIZED         0.000            0.000          0.000           0.000            0.000
  AND UNREALIZED)

TOTAL FROM INVESTMENT
  OPERATIONS                        0.006            0.012          0.036           0.059            0.047

LESS DISTRIBUTIONS

  DIVIDENDS (FROM NET
  INVESTMENT INCOME)                (0.006)          (0.012)        (0.036)         (0.059)          (0.047)

  DISTRIBUTIONS (FROM CAPITAL
  GAINS)                            0.000            0.000          0.000           0.000            0.000

  RETURN OF CAPITAL
                                    0.000            0.000          0.000           0.000            0.000
TOTAL DISTRIBUTIONS
                                    (0.006)          (0.012)        (0.036)         (0.059)          (0.047)
NET ASSET VALUE, END OF
  PERIOD                            $1.000           $1.000         $1.000          $1.000           $1.000

TOTAL RETURN                        0.56%            1.25%          3.67%           6.03%            4.85%

RATIOS/SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD
  ($THOUSANDS)                      $3,630           $4,075         $4,167          $4,501           $3,700

RATIO OF EXPENSES TO
  AVERAGE NET ASSETS-GROSS(A)       1.58%            1.24%          1.09%           0.74%            0.70%

RATIO OF EXPENSES TO
  AVERAGE NET ASSETS-NET(B)         0.56%            0.46%          0.38%           0.40%            0.35%

RATIO OF NET INVESTMENT
  INCOME TO AVERAGE NET             0.56%            1.24%          3.61%           5.89%            4.71%
  ASSETS

PORTFOLIO TURNOVER RATE              N/A              N/A            N/A              N/A             N/A

(A) GROSS RATIOS REFLECT FEES PAID INDIRECTLY AND INVESTMENT ADVISORY FEES
WAIVED.

(B) THE NET EXPENSE RATIO IS AFTER REIMBURSED AND INDIRECT EXPENSES PAID. THE EXPENSE RATIO AFTER REIMBURSED EXPENSES BUT BEFORE INDIRECT EXPENSES PAID WOULD BE 1.32%, 0.64% AND 0.88% FOR THE YEARS ENDED DECEMBER 31, 2003, DECEMBER 31, 2002 AND DECEMBER 31, 2001, RESPECTIVELY.


THE PER-SHARE RATIOS ARE CALCULATED USING THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD, EXCEPT FOR DISTRIBUTIONS, WHICH ARE BASED ON SHARES OUTSTANDING AT RECORD DATE.


<PAGE 51>


(OUTSIDE BACK COVER)

ADDITIONAL INFORMATION

DISTRIBUTED BY QUASAR DISTRIBUTORS, LLC
*ANNUAL AND SEMI-ANNUAL REPORTS
*STATEMENT OF ADDITIONAL INFORMATION

THE ANNUAL AND SEMI-ANNUAL REPORTS CONTAIN MORE DETAILED INFORMATION ABOUT THE FUNDS' INVESTMENT STRATEGIES AND MARKET CONDITIONS THAT SIGNIFICANTLY AFFECTED PERFORMANCE DURING THE MOST RECENT FISCAL YEAR.


THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") PROVIDES DETAILED INFORMATION ABOUT THE FUNDS AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS, MAKING THE SAI A LEGAL PART OF THIS PROSPECTUS.


INFORMATION ABOUT THE FUNDS, INCLUDING THESE REPORTS, CAN BE OBTAINED WITHOUT CHARGE (EXCEPT WHERE NOTED) UPON REQUEST.


*BY TELEPHONE                                      1-800-MONETTA
                                                   1-800-684-3416 (TDD)

*IN PERSON OR BY MAIL                              1776-A SOUTH NAPERVILLE ROAD
                                                   SUITE 100
                                                   WHEATON, IL  60187-8133

*BY INTERNET                                       WWW.MONETTA.COM OR WWW.SEC.GOV

*BY E-MAIL                                         INFO@MONETTA.COM

*FROM THE SEC                                      THE SEC'S PUBLIC REFERENCE IN WASHINGTON, DC.  FOR INFORMATION ON THE
                                                   OPERATION OF THE PUBLIC REFERENCE ROOM, CALL (202) 942-8090.
                                                   ADDITIONAL COPIES OF THIS INFORMATION CAN BE OBTAINED, FOR A
                                                   DUPLICATING FEE, BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV OR BY
                                                   WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-
                                                   0102.




INVESTMENT COMPANY ACT FILE NO:                    MONETTA TRUST 811-7360


MONETTA TRUST
1776-A SOUTH NAPERVILLE ROAD, SUITE 100
Wheaton, IL  60187-8133

[LOGO]                          Monetta Trust
                           Regular Account Application
                      Do not use this form for IRA accounts.

Mail To:                              Overnight Express Mail To:            By Wire:
 Monetta Funds                         Monetta Funds			     US Bank NA
 c/o U.S. Bancorp Fund Services, LLC   c/o U.S. Bancorp Fund Services, LLC   Milwaukee, WI 53202
 PO Box 701                            615 E. Michigan St., 3rd Floor	     ABA # 075000022
 Milwaukee, WI 53201-0701              Milwaukee, WI 53202-5207		     Credit: US Bancorp Fund Services
									     Acct # 112-952-137
									     Further Credit: Monetta Fund
											     Your Acct #
										             Your Name

For additional information please call toll-free 1-800-MONETTA.

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, Social Security number and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity.
We will return your application if any of this information is missing and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day's net asset value.



A.   Investor Information - Select one

[ ]  Individual
                           ----------------------   ------   -----------   ------------------   -------------------------
                           FIRST NAME               M.I.     LAST NAME     SOCIAL SECURITY #    BIRTHDATE (Mo/Dy/Yr)

[ ]  Joint Owner
                           ----------------------   ------   -----------   ------------------   -------------------------
                           FIRST NAME               M.I.     LAST NAME     SOCIAL SECURITY #    BIRTHDATE (Mo/Dy/Yr)
                           Registration will be Joint Tenancy with Rights of Survivorship (JTWROS), unless otherwise specified.

[ ]  Gift to Minors
     UGMA/UTMA             ----------------------   ------   -----------   ------------------   -------------------------
                           CUSTODIAN'S FIRST NAME   M.I.     LAST NAME     SOCIAL SECURITY #    BIRTHDATE (Mo/Dy/Yr)
                           (ONLY ONE PERMITTED)

                           ----------------------   ------   -----------   ------------------   -------------------------
                           MINORS FIRST NAME        M.I.     LAST NAME     SOCIAL SECURITY #    BIRTHDATE (Mo/Dy/Yr)
                           (ONLY ONE PERMITTED)

                           CUSTODIAN'S STATE OF RESIDENCE
                                                           -----------------------------

[ ]  Corporation/
     Trust*                ------------------------------------------------------------------------------------------------------
                           NAME OF TRUSTEE(S) (IF TO BE INCLUDED IN REGISTRATION)

[ ]  Partnership*
                           ------------------------------------------------------------------------------------------------------
                           NAME OF TRUST/CORPORATION/PARTNERSHIP

[ ]  Other Entity*
                           ------------------------------------------------------------------------------------------------------
                           SOCIAL SECURITY #/TAX ID#                       DATE OF AGREEMENT (Mo/Dy/Yr)

                           *    You must supply documentation to substantiate existence of your organization. (i.e., Trust
                                Agreements, Corporate Resolution, Partnership Agreement or other official IRS Documents.)

                                Remember to include a separate sheet detailing the Full Name, Date of Birth, Social
                                Security Number and Permanent Street Address for all authorized individuals.



B.   Permanent Street Address (P.O. Box is not acceptable)  [ ] Mailing Address (if different from Permanent):
								If completed, this address will be used as the Address
     ---------------------------------   ----------------       of Record for all statements, checks and required mailings.
     STREET                              APT/SUITE

     ---------------   ---------------   ----------------   ------------------------------------------   -------------
     CITY              STATE             ZIP                STREET                                       APT/SUITE

     ---------------   ---------------   ----------------   ------------------------   ---------------   -------------
     DAYTIME PHONE #   EVENING PHONE #                      CITY                       STATE             ZIP


[ ] Duplicate Statement #1 to:				       [ ] Duplicate Statement #2 to:
    Complete only if you wish someone other than the		  Complete only if you wish someone other than the
    account owner(s) to receive duplicate statements.		  account owner(s) to receive duplicate statements.


------------------------   ---------------   -------------     ------------------------   ---------------   -------------
FIRST NAME                 M.I.              LAST NAME         FIRST NAME                 M.I.              LAST NAME

------------------------------------------   -------------     ------------------------------------------   -------------
STREET                                       APT/SUITE         STREET                                       APT/SUITE

------------------------   ---------------   -------------     ------------------------   ---------------   -------------
CITY                       STATE             ZIP               CITY                       STATE             ZIP


C.   Your Investment       [ ] By check: Make check payable to Monetta Funds. $
                                                                                ------------------
     Instructions          [ ] By wire: Call 1-800-241-9772. Indicate amount of wire $
                                                                                       ------------------
                               The minimum initial investment is $1,000 for shares in any of the Monetta Funds, with no subsequent investment minimum. However, the initial investment is lowered to $250 if also enrolled in the Automatic Investment Plan with a  minimum of $25 per month.

Fund Name                                              Investment Amount     Optional Automatic Investment Plan
----------------------------------------------------   -----------------   -------------------------------------
                                                                                AIP             AIP
                                                                              AMOUNT        START MONTH     DAY(S)*
[ ] Monetta Select Technology Fund - Class A (15)...   $                   $
                                                       -----------------   --------------   -----------   ------
[ ] Monetta Mid-Cap Fund - Class A (10).............   $                   $
                                                       -----------------   --------------   -----------   ------
[ ] Monetta Blue Chip Fund - Class A (13)...........   $                   $
                                                       -----------------   --------------   -----------   ------
[ ] Monetta Balanced Fund Class A (14)..............   $                   $
                                                       -----------------   --------------   -----------   ------
[ ] Monetta Intermediate Bond Fund - Class A (11)...   $                   $
                                                       -----------------   --------------   -----------   ------
[ ] Monetta Goverment Money Market Fund (12) .......   $                   $
                                                       -----------------   --------------   -----------   ------
       Total Amount Enclosed                           $                     *Select: [ ] Weekly
                                                       -----------------	      [ ] Monthly
										      [ ] Quarterly


                                                                                     Capital Gains
                                                       Capital Gains & Dividends      Reinvested &      Capital Gains and
Distribution Options:                                         Reinvested           Dividends in Cash*   Dividends in Cash*
Monetta Select Technology Fund - Class A (15).......             [ ]                      [ ]                  [ ]
Monetta Mid-Cap Fund - Class A (10).................             [ ]                      [ ]                  [ ]
Monetta Blue Chip Fund - Class A (13)...............             [ ]                      [ ]                  [ ]
Monetta Balanced Fund - Class A (14)................             [ ]                      [ ]                  [ ]
Monetta Intermediate Bond Fund - Class A (11).......             [ ]                      [ ]                  [ ]
							If nothing is checked, all distributions will be reinvested.

*Unless otherwise indicated, cash distributions will be mailed to the address in Section B.

D.   Automatic             Based on the instructions in Section C, funds will be automatically transferred from the checking
     Investment Plan       or savings account indicated below:

     Your signed           ------------------------------------------------------------------------------------------------------
     Application must      NAME(S) ON BANK ACCOUNT
     be received at
     least 15 business     ------------------------------------------------------------------------------------------------------
     days prior            BANK NAME                                                      ACCOUNT NUMBER
     to initial
     transaction.
                           ------------------------------------------------------------------------------------------------------
                           BANK ADDRESS                                                   BANK ROUTING/ABA#
     Please include a
     voided bank check     ------------------------------------------------------------------------------------------------------
     or savings deposit    SIGNATURE OF BANK ACCOUNT OWNER                                SIGNATURE OF JOINT OWNER
     slip.                 .  $25.00 fee will be assessed if the automatic purchase cannot be made.
                           .  Participation in the plan will be terminated automatically upon redemption of all shares.



E.   Telephone             [ ] Redemption - permits the transfer of funds via:
     Options                   [ ] Check to address in section B
                               [ ] Federal wire to your bank account below ($15.00 charge for each wire transfer)
     Your signed               [ ] EFT, at no charge, to your bank account below (funds are typically credited
     Application must              within two days after redemption)
     be received at        [ ] Purchase (EFT) ($25 minimum) - permits the purchase of shares from your bank account below
     least 15 business     [ ] Exchange ($1,000 minimum) - permits the exchange of shares between identically registered accounts
     days prior            [ ] E-mail Address - permits the Fund to send you information and Fund updates
     to initial                                                                                           -----------------------
     transaction.
                           ------------------------------------------------------------------------------------------------------
                           NAME(S) ON BANK ACCOUNT

     Please include a      ------------------------------------------------------------------------------------------------------
     voided bank check     BANK NAME                                                      ACCOUNT NUMBER
     or savings deposit
     slip.                 ------------------------------------------------------------------------------------------------------
                           BANK ADDRESS                                                   BANK ROUTING/ABA#


F.   Check                 Establish check redemption privileges for the Monetta Government
     Redemption            Money Market Fund. Checks will be mailed within ten business days
     Signature Card        after your account is opened. There is a $500.00 minimum for any check written.

                           Account Registration
                                                 --------------------------------------------------------------------------------
                           I/We guarantee the authenticity of each signature and understand
Account Number             the request is subject to the terms on the reverse.
(For Bank Use Only)        Authorized Signature(s) (For joint accounts, all owners must sign.) [ ] One signature required
                                                                                               [ ] Two signatures required

--------------------

--------------------

--------------------
                           X                                                X
--------------------         --------------------------------------------     ---------------------------------------------------
                             Authorized Signature(s)


G.  Letter of Intent	   [ ] I agree to the terms of the Letter of Intent set forth in the Prospectus.
			       Although I am not obligated to do so, it is my intention to invest over a 13-month period in shares of Monetta Trust on which a sales load has been paid an aggregate amount equal to at least:

                             [ ] $50,000	[ ] $100,000	    [ ] $250,000	  [ ] $500,000

H.  Right of Accumulation  	As set forth in the Prospectus, a reduced sales load applies to any purchase of Monetta Trust Funds shares sold with a
                                front-end sales load.  Below is a list of accounts of qualifying individuals, organizations or other persons with which I wish to combine my purchase for reduced sales charge purposes:
	1.___________________    ______________________    __________________________
          ACCOUNT NUMBER	  FUND NAME		    NAME(S) ON ACCOUNT

	2.___________________    ______________________    __________________________
          ACCOUNT NUMBER	  FUND NAME		    NAME(S) ON ACCOUNT

	3.___________________    ______________________    __________________________
          ACCOUNT NUMBER	  FUND NAME		    NAME(S) ON ACCOUNT

	4.___________________    ______________________    __________________________
          ACCOUNT NUMBER	  FUND NAME		    NAME(S) ON ACCOUNT

	5.___________________    ______________________    __________________________
          ACCOUNT NUMBER	  FUND NAME		    NAME(S) ON ACCOUNT

I/We authorized U.S. Bank to honor these share drafts and redeem sufficient shares in my account to cover payment of such checks. I understand that:(1) this privilege may be terminated at any time by the fund or the bank and that neither shall incur any liability for loss or expense or cost to me for honoring checks, or for effecting redemptions to pay checks, or for returning checks which have not been accepted; (2) checks drawn on a joint account will require the signature of one registered owner; (3) by signing the reverse side I/We certify that each of the statements set forth on the purchase application are true and accurate.



I.   Backup                [ ] Check this box only if the IRS has notified
     Withholding               you that you are subject to backup withholding.


J.   Signature and         I have received and understood the prospectus for the Monetta Trust (the
     Certification         "Funds"). I understand the Funds' investment objectives and policies and agree to be bound by the terms of the prospectus. I acknowledge and consent to the householding (i.e., consolidation of mailings) of regulatory documents such as prospectuses, shareholder reports, proxies, and other similar documents. I may contact the Funds to revoke my consent. I agree to
     Required by the       notify the Funds of any errors or discrepancies within 45 days after the
     Internal Revenue      date of the statement confirming a transaction. The statement will
     Service               be deemed to be correct, and the Funds and their transfer agent shall not be liable if I fail to notify the Funds within such time period. I represent that I am of legal age and have legal capacity to make this purchase.

                           The Funds, the applicable Fund, its transfer agent and any officers, directors, employees, or agents of these entities (collectively "Monetta"), will not be responsible for banking system delays beyond their control. By signing section D or E, I authorize my bank to honor all entries to my bank account initiated through U.S. Bank, National Association, on behalf of the applicable Fund. Monetta Trust will not be liable for acting upon instructions believed genuine and in accordance with the procedures described in the prospectus or the rules of the Automated Clearing House.
                           When AIP or Telephone Purchase transactions are presented, sufficient collected funds must be in my account to pay them. I agree that my bank's treatment and rights to respect each entry shall be the same as if it were signed personally by me. I agree that if any such entries are dishonored with good or sufficient cause, my bank shall be under no liability whatsoever. I further agree that any such authorization, unless previously terminated by my bank in writing, is to remain in effect until the
                           Funds' transfer agent receives and has had a reasonable amount of time to act upon a written notice of revocation.

                           Under the penalty of perjury, I certify that (1) the Social Security Number or Taxpayer Identification Number shown on this form is my correct Taxpayer
                           Identification Number, and (2) I am not subject to backup withholding
                           (unless section I has been checked) either as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding. (3) I am a U.S. person (including a
                           U.S. resident alien).

                           The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

                           ------------------------------------------------------------------------------------------------------
                           SIGNATURE OF OWNER*                                            DATE (Mo/Dy/Yr)

                           ------------------------------------------------------------------------------------------------------
                           SIGNATURE OF JOINT OWNER, if any                               DATE (Mo/Dy/Yr)

                           *If shares are to be registered in (1) joint names, both persons should sign; (2) a custodian for a minor, the custodian should sign; (3) a trust, the trustee(s) should sign; or (4) a corporation or other entity, an officer should sign and print name and title on space provided below.

                           ------------------------------------------------------------------------------------------------------
                           PRINT NAME AND TITLE OF OFFICER SIGNING FOR A CORPORATION OR OTHER ENTITY

K.   Dealer
                           -----------------------------------------   ----------------------------------------------------------
                           DEALER NAME                                 REPRESENTATIVE'S LAST NAME            FIRST NAME     M.I.
     Information

                           DEALER HEAD OFFICE INFORMATION:             REPRESENTATIVE'S BRANCH OFFICE INFROMATION:
     (Please be sure to
     complete
     representative's      -----------------------------------------   ----------------------------------------------------------
     first name and        ADDRESS                                     ADDRESS
     middle initial.)
                           -----------------------------------------   ----------------------------------------------------------
                           CITY/STATE/ZIP                              CITY/STATE/ZIP

                           (     )                                     (     )
                           -----------------------------------------   ----------------------------------------------------------
                           TELEPHONE NUMBER                            TELEPHONE NUMBER                      REP'S A.E. NUMBER


Before you mail, have you:
[ ]  Completed all USA Patriot Act required information?
       -Social Security or Tax ID Number in section A?                 [ ] Enclosed your check made payable to Monetta Funds?
       -Birth Date in section A?                                       [ ] Included a voided check, if applicable?
       -Full Name in section A?                                        [ ] Signed your application in section J?
       -Permanent Street Address in section B?			       [ ] Enclosed additional documentation, if applicable?


                                    STATEMENT OF ADDITIONAL INFORMATION

                                                            MAY 1, 2004



MONETTA FAMILY OF MUTUAL FUNDS
1776-A SOUTH NAPERVILLE ROAD, SUITE 100
WHEATON, IL 60187

(1-800-MONETTA)

WWW.MONETTA.COM

MONETTA FUND, INC.

MONETTA TRUST, INCLUDES THE FOLLOWING SERIES:

    .  MONETTA SELECT TECHNOLOGY FUND

    .  MONETTA MID-CAP EQUITY FUND

    .  MONETTA BLUE CHIP FUND

    .  MONETTA BALANCED FUND

    .  MONETTA INTERMEDIATE BOND FUND

    .  MONETTA GOVERNMENT MONEY MARKET FUND







This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Monetta Fund's Prospectus and the Monetta Trust's Prospectus, each dated May 1, 2004, both of which are incorporated by reference into this SAI and may be obtained from the Fund and the Trust at the above phone number or address.


This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectuses. The Annual Report, which contains important financial information about the Funds, is incorporated by reference into this SAI and is also available, without charge, at the above phone number or address.

                               TABLE OF CONTENTS

                                                                  PAGE

 . THE FUNDS' HISTORY................................................3

 . INFORMATION ABOUT THE FUNDS.......................................3

      Investment Guidelines..........................................3
      Investment Strategies and Risks................................4
      Investment Restrictions.......................................12
      Name Policy...................................................13
      Proxy Voting Policy...........................................14

 . DIRECTORS, TRUSTEES AND OFFICERS.................................14

 . SIGNIFICANT SHAREHOLDERS.........................................20

 . SERVICE PROVIDERS................................................21

      Investment Adviser, Sub-Adviser and Administrator.............21
      Distributor...................................................24
      Transfer Agent and Custodian..................................24
      Legal Counsel.................................................25
      Independent Auditors..........................................25

 . DISTRIBUTION OF MONETTA TRUST SHARES - RULE 12b-1 PLAN...........25

 . CODE OF ETHICS...................................................28

 . BROKERAGE ALLOCATION.............................................28

 . CAPITAL STOCK....................................................31

 . SELECTING THE APPROPRIATE CLASS OF SHARES........................32

 . SHAREHOLDER SERVICES.............................................37

 . TAXATION OF THE FUNDS............................................39

 . PERFORMANCE INFORMATION..........................................40

 . FINANCIAL STATEMENTS.............................................43

 . APPENDIX I - FIXED INCOME SECURITIES RATINGS.....................44

 . APPENDIX II - PROXY VOTING POLICY................................47



<PAGE 2>

THE FUNDS' HISTORY

Monetta Fund, Inc. is an open-end, diversified management investment company that was organized in 1985 as a Maryland corporation. The inception date of the Monetta Fund is 05/06/86.

Monetta Trust is also an open-end, diversified management investment company that was organized as a Massachusetts Trust in 1992. The following funds are each a series of Monetta Trust:

                                                    INCEPTION DATE

  Monetta Select Technology Fund                       02/01/97
     (formerly Small-Cap Fund through 12/02/01)

  Monetta Mid-Cap Equity Fund                          03/01/93

  Monetta Blue Chip Fund                               09/01/95
     (formerly Large-Cap Fund through 12/02/01)

  Monetta Balanced Fund                                09/01/95

  Monetta Intermediate Bond Fund                       03/01/93

  Monetta Government Money Market Fund                 03/01/93


INFORMATION ABOUT THE FUNDS

INVESTMENT GUIDELINES
The investment objectives of the Monetta Fund and each series of the Monetta Trust (the "Funds"), as stated in the Prospectus, differ principally in the types of securities selected for investment and the relative importance each fund places on growth potential, current income and preservation of capital as considerations in selecting investments. Each fund's investment objective is a fundamental policy, which may not be changed without the approval of a majority of the outstanding voting securities of that fund. This means that the approval of the lesser of (i) 67% of the fund's shares present at a meeting, if more than 50% of all of the shares outstanding are present or (ii) more than 50% of all of the fund's outstanding shares is required.

Since each of the Funds are registered under the Investment Company Act of 1940 as diversified, open-ended investment companies, each fund agrees that it will not own more than 5% of its total assets (valued at the time of investment) in a single issue security. This applies only to 75% of the total assets. That is to say that if it does own more than 5% of its total assets in individual securities, the total of those over 5% cannot exceed 25%.

The Intermediate Bond Fund also may invest in debt securities (including those convertible into or carrying warrants to purchase common stocks or other equity interests and privately placed debt securities), preferred stocks, and marketable common stocks that Monetta Financial Services, Inc. (the "Adviser") considers likely to yield relatively high income in relation to cost. Equity securities acquired by conversion or exercise of a warrant will be sold by the fund as soon as possible. The Bond Fund will not invest more than 20% of its assets in debt securities rated below investment grade or, if unrated, determined by the Adviser to be of comparable credit quality.

Within the restrictions outlined here, and in the Prospectuses, the Adviser has full discretion on the investment decisions of the Funds.

<PAGE 3>

INVESTMENT STRATEGIES AND RISKS
The following is a detailed description, along with associated risks, of the various securities that some or all of the Funds may invest in.

EQUITY SECURITIES
Common stocks represent an equity interest in a corporation. Although common stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term. The securities of smaller companies, as a class, have had periods of favorable results and other periods of less favorable results compared to the securities of larger companies as a class. Stocks of small to mid-sized companies tend to be more volatile and less liquid than stocks of large companies. Smaller companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure and may have a smaller public market for their shares.

CASH MANAGEMENT
For defensive purposes or to accommodate inflows of cash awaiting more permanent investment, the fund may temporarily and without limitation hold high-grade short-term money market instruments, cash and cash equivalents, including repurchase agreements. The fund also may invest in other investment companies (or companies exempted under Section 3(c)(7) of the 1940 Act) that themselves primarily invest in temporary defensive investments, including commercial paper. To the extent that the management fees paid to the other investment companies are for the same or similar services as the management fees paid to the fund, there will be a layering of fees that would increase expenses and decrease returns. Investments in other investment companies are limited by the 1940 Act.

DEBT SECURITIES
In pursuing its investment objective, each fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in a fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities. As a result, interest rate fluctuations will affect a fund's net asset value but not the income received by a fund from its portfolio securities.* In addition, if the bonds in a fund's portfolio contain call, prepayment or redemption provisions, during a period of declining interest rates these securities are likely to be redeemed and a fund will probably be unable to replace them with securities having a comparable yield. There can be no assurance that payments of interest and principal on portfolio securities will be made when due.

Bonds and other debt securities generally are subject to credit risk and interest rate risk. While debt securities issued by the U.S. Treasury generally are considered free of credit risk, debt issued by agencies and corporations all entail some level of credit risk. Investment grade debt securities have less credit risk than do high-yield, high-risk debt securities. Credit risk is described more fully in the section titled "High-Yield, High-Risk Debt Securities."


_______________
*Yields on debt securities available for purchase by a fund vary over time; no specific yield on shares of a fund can be assured.

<PAGE 4>

CONVERTIBLE SECURITIES
Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures, is redeemed or the holder elects to exercise the conversion privilege.

The value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature and is generally referred to as its investment value. The investment value of the convertible security will typically fluctuate inversely with changes in prevailing interest rates.

However, at the same time, the convertible security will be influenced by its conversion value, which is the market value of the underlying common stock that would be obtained upon conversion. Conversion value fluctuates directly with the price of the underlying common stock.

By investing in convertible securities, a fund obtains the right to benefit from the capital appreciation potential in the underlying stock, upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, the Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. Convertible securities purchased by a fund are frequently rated investment grade. Convertible securities rated below investment grade tend to be more sensitive to interest rate and economic changes, may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities and may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities.

GOVERNMENT SECURITIES
U.S. government securities are debt securities that are obligations of or guaranteed by the U.S. government, its agencies or instrumentalities. There are two basic types of U.S. government securities: (1) direct obligations of the U.S. Treasury, and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. government. Agencies and instrumentalities include the Federal Farm Credit System ("FFCS"), Student Loan Marketing Association ("SLMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Loan Banks ("FHLB"), Federal National Mortgage Association ("FNMA") and Government National Mortgage Association ("GNMA"). Some obligations issued or guaranteed by agencies or instrumentalities, such as those issued by GNMA, are fully guaranteed by the U.S. government. Others, such as FNMA bonds, rely on the assets and credit of the instrumentality with limited rights to borrow from the U.S. Treasury. Still other securities, such as obligations of the FHLB, are supported by more extensive rights to borrow from the U.S. Treasury.

U.S. government securities include mortgage-related securities issued by an agency or instrumentality of the U.S. government. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is

<PAGE 5>

offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the Certificate.

Pools of mortgages also are issued or guaranteed by other agencies of the U.S. government. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened or lengthened by unscheduled or early payment, or by slower than expected prepayment of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.

A collateralized mortgage obligation ("CMO") is a debt security issued by a corporation, trust or custodian, or by a U.S. government agency or instrumentality that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S. government securities or corporate debt obligations. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. CMOs are most often issued in two or more classes (each of which is a separate security) with varying maturities and stated rates of interest. Interest and principal payments from the underlying collateral (generally a pool of mortgages) are not necessarily passed directly through to the holders of the CMOs; these payments typically are used to pay interest on all CMO classes and to retire successive class maturities in a sequence. Thus, the issuance of CMO classes with varying maturities and interest rates may result in greater predictability of maturity with one class and less predictability of maturity with another class than a direct investment in a mortgage-backed pass-through security (such as a GNMA Certificate). Classes with shorter maturities typically have lower volatility and yield while those with longer maturities typically have higher volatility and yield. Thus, investments in CMOs provide greater or lesser control over the investment characteristics than mortgage pass-through securities and offer more defensive or aggressive investment alternatives.

Investments in mortgage-related U.S. government securities, such as GNMA Certificates and CMOs, also involve other risks. The yield on a pass-through security typically is quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium; the opposite is true for pass-throughs purchased at a discount. During periods of declining interest rates, prepayment of mortgages underlying pass-through certificates can be expected to accelerate. When the mortgage obligations are prepaid, the fixed income funds reinvest the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the fund's ability to maintain a portfolio of high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities that have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages that underlie securities purchased at a premium could result in capital losses. Investment in such securities also could subject the fund to "maturity extension risk," which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may

<PAGE 6>

effectively change a security that was considered a short or intermediate-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

The guarantees of the U.S. government, its agencies and instrumentalities are guarantees of the timely payment of principal and interest on the obligations purchased. The value of the shares issued by the fund is not guaranteed and will fluctuate with the value of the fund's portfolio. Generally when the level of interest rates rise, the value of the fund's investment in government securities is likely to decline and, when the level of interest rates decline, the value of the fund's investment in government securities is likely to rise.

The fund may engage in portfolio trading primarily to take advantage of yield disparities. Such trading strategies may result in minor temporary increases or decreases in the fund's current income and in its holding of debt securities that sell at substantial premiums or discounts from face value. If expectations of changes in interest rates or the price of the securities prove to be incorrect, the fund's potential income and capital gain will be reduced or its potential loss will be increased.

HIGH-YIELD, HIGH-RISK DEBT SECURITIES
The convertible securities, bonds and other debt securities in which the fund may invest may include high-yield, high-risk debt securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investors Service ("Moody's") or unrated securities. Securities rated BB or lower by S&P and Ba or lower by Moody's are referred to in the financial community as "junk bonds" and may include D-rated securities of issuers in default. See Appendix I for a more detailed description of the rating system. Ratings assigned by credit agencies do not evaluate market risks. The Adviser considers the ratings assigned by S&P or Moody's as one of several factors in its independent credit analysis of issuers. A brief description of the quality ratings of these two services is contained in the section titled "Bond Ratings."

While likely to have some quality and protective characteristics, high-yield, high-risk debt securities, whether convertible into common stock, usually involve increased risk as to payment of principal and interest. Issuers of such securities may be highly leveraged and may not have available to them traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their principal and interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.
The risk of loss due to default by the issuer is significantly greater for the holders of high-yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

High-yield, high-risk debt securities are subject to greater price volatility than higher-rated securities, tend to decline in price more steeply than higher-rated securities in periods of economic difficulty or accelerating interest rates and are subject to greater risk of non-payment in adverse economic times. There may be a thin trading market for such securities. This may have an adverse impact on market price and the ability of the fund to dispose of particular issues and may cause the fund to incur special

<PAGE 7>

securities' registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

LENDING OF PORTFOLIO SECURITIES
Subject to certain restrictions (see section "Information About the Funds"), the Funds may lend their portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents, maintained on a current basis, in an amount at least equal to the market value of the securities loaned by these funds. These funds would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral.
These funds would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. These funds would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in the Adviser's judgment, a material event requiring a Shareholder's vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, these funds could experience delays in liquidating the loan collateral and/or recovering the loaned securities and losses, including possible decline in the value of the collateral or in the value of the securities loaned during the period while seeking to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period and expenses of enforcing its rights.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
The Balanced Fund, Intermediate Bond Fund and Government Money Market Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a fund enters into the commitment, the securities may be delivered and paid for 30 days or more after the date of purchase, when their value may have changed. A fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. At the time a fund enters into a binding obligation to purchase securities on a when-issued or delayed-delivery basis, assets of the fund having a market value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the fund and held by the custodian throughout the period of the obligation. The use of this investment strategy may increase net asset value fluctuation.

REPURCHASE AGREEMENTS
A repurchase agreement is a sale of securities to a fund in which the seller (a bank or broker-dealer believed by the Adviser to be financially sound) agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a fund could experience delays in both liquidating the underlying securities and losses, including the possible decline in the value of the collateral during the period while seeking to enforce its rights thereto, possible below-normal levels of income and lack of access to income during this period and expenses of enforcing its rights.

OPTIONS ON SECURITIES AND INDICES
The Balanced Fund and the Intermediate Bond Fund may purchase and sell put and call options on securities and indices, enter into interest rate and index futures contracts and options on futures contracts.

An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call), or sell to (put), the seller (writer) of the option the security underlying

<PAGE 8>

the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specific multiplier for the index option (an index is designed to reflect specific facets of a particular financial or securities market, a specific group of financial instruments or securities or certain economic indicators).

A fund will write call options and put options only if they are "covered."
This means, in the case of a call option on a security, the option is "covered" if a fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, assets having a value at least equal to that amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

If an option written by a fund expires, the fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a fund expires, the fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be affected when a fund elects to do so. A capital gain or loss will be realized from a closing purchase transaction if the cost of the closing option is less or more than the premium received from writing the option. If the premium received from a closing sale transaction is more or less than the premium paid to purchase the option, the fund will realize a capital gain or loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

A put or call option purchased by a fund is an asset of the fund, valued initially at the premium paid for the option. The premium received for an option written by a fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and ask prices.

There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation between these markets causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or expected events.

There can be no assurance that a liquid market will exist when a fund seeks to close out an option position. If a fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire. If a fund were unable

<PAGE 9>

to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security a fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased or written by a fund, the fund would not be able to close out the option. If restrictions on exercise of options were imposed, a fund might be unable to exercise an option it had purchased.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
The Balanced Fund and the Intermediate Bond Fund may use interest rate futures contracts, index futures contracts and options on such futures contracts. An interest rate, index or option on a futures contract provides for the future sale by one party, and purchase by another party, of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A public market exists in futures contracts covering a number of indices (including, but not limited to, the S&P 500 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to U. S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional types of futures contracts will be developed and traded.

Either fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indices, as discussed above. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.

In the case of a put option, the opposite is true. Either fund may use futures contracts to hedge against, or increase its exposure to, fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of that fund's securities or the price of the securities that that fund intends to purchase. Although other techniques may be used to reduce or increase a fund's exposure to stock price, interest rate and currency fluctuations, a fund may be able to achieve its desired exposure more efficiently and cost effectively by using futures contracts and futures options.

The Balanced Fund and the Intermediate Bond Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, Board of Trade or similar entity or quoted on an automated quotation system. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure desired. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, futures options and the related securities, technical influences in futures and futures options trading and differences between the securities market and

<PAGE 10>

the securities underlying the standard contracts available for trading.
In the case of index futures contracts, for example, the composition of the index including the issuers and the weighting of each issue, may differ from the composition of either fund's portfolio. In the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in either fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the daily limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

There can be no assurance that a liquid market will exist at a time when either fund seeks to close out a futures or futures option position. The Balanced Fund and the Intermediate Bond Fund may be exposed to possible loss on a position during such an interval and would continue to be required to meet margin requirements until the position was closed. In addition, many of the types of contracts discussed above are relatively new instruments with no significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

<PAGE 11>

INVESTMENT RESTRICTIONS
THE MONETTA FUND AND EACH OF THE SERIES OF FUNDS IN THE TRUST operates under the following investment restrictions:

1) The Funds, except for the Government Money Market Fund, may not invest more than 5% of its total assets (valued at the time of investment) in securities of a single issuer, with respect to 75% of the value of a fund's total assets, except that this restriction does not apply to U.S. Government Securities;

THE GOVERNMENT MONEY MARKET FUND MAY NOT INVEST MORE THAN 5% OF ITS TOTAL ASSETS (VALUED AT THE TIME OF INVESTMENT) IN SECURITIES OF A SINGLE ISSUER, EXCEPT THAT THIS RESTRICTION DOES NOT APPLY TO (I) U.S. GOVERNMENT SECURITIES OR (II) REPURCHASE AGREEMENTS;

2) The Funds may not acquire securities of any one issuer, that at the time of investment, represent more than 10% of the outstanding voting securities of the issuer;

3) The Funds may not invest more than 25% of its total assets (valued at the time of investment) in securities of companies in any one industry, except that this restriction does not apply to U.S. government securities or, for the Government Money Market Fund, to repurchase agreements;

4) The Funds may not make loans, but this restriction shall not prevent the Funds from buying bonds, debentures or other debt obligations that are publicly distributed or privately placed with financial institutions, investing in repurchase agreements or lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan*);

THE ABOVE RESTRICTION SHALL NOT PREVENT THE GOVERNMENT MONEY MARKET FUND FROM PURCHASING U.S. GOVERNMENT SECURITIES OR ENTERING INTO REPURCHASE AGREEMENTS;

5) The Funds may not borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's total assets at the time of borrowing, provided that the fund will not purchase additional securities when its borrowings exceed 5% of total assets;

THE BALANCED FUND AND THE INTERMEDIATE BOND FUND ALSO MAY BORROW MONEY IN CONNECTION WITH TRANSACTIONS FOR OPTIONS, FUTURES AND OPTIONS ON FUTURES;

6) The Funds may not underwrite the distribution of securities of other issuers except insofar as it maybe deemed to be an "underwriter" for purposes of the Securities Act of 1933 on disposition of securities subject to legal or contractual restrictions on resale;**

7) The Funds may not purchase and sell real estate or interests in real estate, although the Funds may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

_________________
*Although they have the power to do so, the Balanced Fund and the Intermediate Bond Fund do not intend to lend portfolio securities.
**The Funds do not currently intend to invest in restricted securities.

<PAGE 12>

8) The Funds may not purchase and sell commodities or commodity contracts, except the Balanced Fund and the Intermediate Bond Fund may enter into futures and options on futures;

9) The Funds may not make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions in connection with transactions in options, futures, and options on futures;

THE BALANCED FUND AND THE INTERMEDIATE BOND FUND MAY MAKE MARGIN PURCHASES OF SECURITIES FOR CONTRACTS ON OPTIONS, FUTURES AND OPTIONS ON FUTURES;

10) The Funds may not sell securities short or maintain a short position, except securities that the fund owns or has the right to acquire without payment of additional consideration;

11) The Funds may not issue any senior security except to the extent permitted under the Investment Company Act of 1940.

Each of the above-noted restrictions is "fundamental." In addition, the Funds are subject to a number of restrictions that may be changed by the Board of Directors of the Fund and Board of Trustees of the Trust, respectively, without Shareholders' approval. Under these non-fundamental restrictions, a fund may not:

1) Invest in companies for the purpose of management or the exercise of control;

2) Invest more than 5% of its total assets (valued at time of investment) in securities of issuers with less than three years' operation, including any predecessors;

3) Acquire securities of other registered investment companies, except in compliance with the Investment Company Act of 1940 and any applicable state laws;

4) Invest more than 10% of its net assets (valued at the time of such investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

NAME POLICY
Under normal market conditions, measured at time of investment:


The Select Technology Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of technology-related companies that the Adviser believes to be leading companies in the technology sector. (Technology-related companies include companies principally engaged in offering, using, or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements. The primary industries within the technology sector include software, hardware, Internet-related business, computer services, telecommunications, fiber optics and semi-conductor manufacturing and equipment. The Adviser determines whether a company is a technology company by consulting Bloomberg<reg-trade-mark> and other relevant third party sources);


The Mid-Cap Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in companies with market capitalization between $1 billion and $10 billion;

<PAGE 13>

The Blue Chip Fund invests at least 80% if its net assets, plus any borrowings for investment purposes, in blue chip companies with market capitalizations of $10 billion and higher ("Blue chip" companies include large, well-established companies, with track records of stable earnings and/or dividend growth and a reputation for high quality brands, management and/or products, that are included in, or similar in size to those included in, the Standard and Poor's 500 Composite Stock Index); and

The Intermediate Bond Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds, which include a variety of debt securities, including corporate bonds and notes, government securities and securities backed by mortgages or other assets. In addition, the fund expects that the dollar-weighted average life of its portfolio will be between 3 and 10 years.

The Government Money Market Fund invests only in securities issued or guaranteed by the U.S. Government or its agencies maturing in less than thirteen months.

In the event that market fluctuations or shareholder actions cause a fund's investments to fall below Name Policy limits, the fund would act to remedy the situation as promptly as possible, normally within three business days. The fund will not be required to dispose of portfolio holdings or purchase additional investments immediately if the Adviser believes such action would subject the fund to losses or unreasonable risks of loss.

The Trust's funds will mail to their respective shareholders a notice at least sixty (60) days before any series of the Trust changes its name or name policy.

PROXY VOTING POLICY
The Board of Directors of the Fund and the Board of Trustees of the Trust have delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Funds' Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Boards, and which are found in Appendix II.

Monetta Fund, Inc. and Monetta Trust are the only fiduciary clients of the Adviser.

Any material changes to the proxy policies and procedures will be submitted to the Boards for approval. The Boards will be supplied with a summary quarterly report of each fund's proxy voting record.

DIRECTORS, TRUSTEES AND OFFICERS

The following table lists the Board of Directors of the Monetta Fund and Trustees of the Monetta Trust. The Board of Directors and Board of Trustees supervise the business and management of the Fund and the Trust, respectively. The Boards approve all significant agreements between the Fund and the Trust and those companies that furnish services to the Fund and the Trust.

The individuals marked by an asterisk (*) are considered interested persons (as defined in the Investment Company Act of 1940) as a result of their affiliation with various entities, including the Monetta Fund, the Adviser and the Monetta Trust.

<PAGE 14>

The business address for each Director, Trustee and Officer listed below is 1776-A South Naperville Road, Suite 100, Wheaton, IL 60187.


NAME,              POSITION(S)          TERM OF             PRINCIPAL              NUMBER OF          OTHER
ADDRESS AND YEAR   HELD WITH            OFFICE AND LENGTH   OCCUPATION(S) DURING   PORTFOLIOS IN FUND DIRECTORSHIPS HELD BY
OF BIRTH           FUND                 OF TIME SERVED      PAST                   COMPLEX OVERSEEN   DIRECTOR
                                                            5 YEARS                BY DIRECTOR
INDEPENDENT DIRECTORS/TRUSTEES:

John L. Guy (1952) Director             1998                Executive Director,             7         None
                   Trustee              1993                Wachovia Corp.
                                                            (formerly First Union
                                                            Nat'l Bank), Business
                                                            Banking, General Bank
                                                            Group, since Nov. 1999;
                                                            President, Heller Small
                                                            Business Lending Corp.
                                                            (formerly Heller First
                                                            Capital Corp.), May
                                                            1995 to Nov. 1999.

Marlene Z. Hodges  Director             2001                CFO, Abraham Lincoln            7         None
(1948)             Trustee              2001                Center since March
                                                            2003; Director of
                                                            Finance Sears, Roebuck
                                                            & Co., from 1970
                                                            retired Nov. 2001.

Mark F. Ogan       Director             1988                Sr. Vice President &            7         Director, JMI-USA,
(1942)             Trustee              1993                Chief Operating                           Inc.; Director,
                                                            Officer, Rand McNally &                   Montini Catholic
                                                            Company, since July                       High School.
                                                            2003;
                                                            President, DuPage
                                                            Capital Management,
                                                            Ltd., since April 1995.


<PAGE 15>


NAME,              POSITION(S)             TERM OF        PRINCIPAL                   NUMBER OF         OTHER
ADDRESS AND YEAR   HELD WITH               OFFICE AND     OCCUPATION(S) DURING PAST   PORTFOLIOS IN     DIRECTORSHIPS HELD
OF BIRTH           FUND                    LENGTH OF TIME 5 YEARS                     FUND COMPLEX      BY DIRECTOR
                                           SERVED                                     OVERSEEN BY
                                                                                      DIRECTOR

INSIDE ("INTERESTED") DIRECTORS/TRUSTEES*:

Robert S.          Principal Executive                    Chairman, Chief Executive            7         Wheaton Police
Bacarella*         Officer,                               Officer and President of                       Pension Board 1994
(1949)             Fund and Trust          2002           Adviser since April 1997;                      to 2001;
                                                          Chairman and Chief Executive
                   Director and President,                Officer of Adviser, 1996 to                    Lisle Chamber of
                   Fund                    1985           1997; President of Adviser,                    Commerce Board.
                                                          1984 to 1996; Director of
                   Trustee and President,                 Adviser since 1984.
                   Trust                   1993



John W. Bakos*     Director                1985           Division Placement Manager,          7         None
(1947)             Trustee                 1996           Sears, Roebuck & Co. since
                                                          1969.


OTHER OFFICERS:

Maria Cesario      Principal Financial                    Chief Financial Officer of           -         None
DeNicolo           Officer, and Principal                 Adviser since May 1997;
(1949)             Accounting Officer,                    Secretary and Treasurer of
                   Fund and Trust          2002           Adviser since 1996; Director
                                                          of Adviser since 1995;
                   Chief Financial                        Treasurer of Ambassador
                   Officer,                1998           Funds since August 2003;
                                                          President of Fund Services
                   Treasurer                              Group, LLC since July 2003.
                     Fund                  1993
                     Trust                 1994

                   Secretary
                     Fund                  1998
                     Trust                 1993

                   Director, Fund &
                   Trustee, Trust          2001-2003



Christina M.       Assistant Secretary     1996           Assistant Secretary of               -         None
Curtis                                                    Adviser since 1996;
(1962)                                                    Treasurer of Fund Services
                                                          Group, LLC since July 2003.

Timothy Detloff    Vice President          1999           Portfolio Manager for the            -         None
(1959)             Assistant Treasurer     2000           Fund and the Trust since
                                                          January 1998.
                                                          Vice President of Adviser
                                                          since 1999.


<PAGE 16>

None of the Directors or Trustees received or accrued any compensation such as pension or retirement benefits.


The following table sets forth compensation paid by the Monetta Fund and the Monetta Trust to their respective Directors and Trustees during the year ended December 31, 2003:


                                                                               PENSION OR BENEFITS TOTAL COMPENSATION
                                                                               ACCRUE AS PART OF   FROM FUND COMPLEX PAID
NAME OF PERSON, POSITION        AGGREGATE COMPENSATION  AGGREGATE COMPENSATION FUND EXPENSES       TO DIRECTORS
                                FROM FUND               FROM TRUST*
Robert S.
Bacarella, Pres.,
Director/Trustee(1)             $0                      $0                     $0                  $0

John W. Bakos,
Director/Trustee(1)             1,000                   1,000                   0                  2,000

John L. Guy,
Director/Trustee                2,500                   2,500                   0                  5,000

Marlene Z. Hodges
Director/Trustee                2,000                   2,000                   0                  4,000

Mark F. Ogan,
Director/Trustee                2,500                   2,500                   0                  5,000


*The aggregate compensation paid by the Trust to each Trustee is allocated as a percent of Net Assets among each series of the Trust.


(1) Directors and/or Trustees who are interested persons, including all employees of the Adviser, receive no compensation from the Fund or the Trust. Compensation reflected above is for the period of January through December 2003 and was paid by the Adviser.


(2) The Monetta Fund Complex consists of the Monetta Fund, Inc. and the series of funds of the Monetta Trust. Neither the Monetta Fund nor the Monetta Trust offers any retirement or deferred compensation benefits to the members of the Boards of Directors.


STANDING COMMITTEES OF THE BOARD OF DIRECTORS/TRUSTEES

AUDIT COMMITTEE

The Fund and Trust have an Audit Committee, which is comprised entirely of independent Directors and Trustees. Mark Ogan and John Guy currently sit on the Audit Committee. The Audit Committee reviews financial statements and other audit-related matters for the Fund and the Trust. The Audit Committee also holds discussions with management and with the independent auditors concerning the scope of the audit and the auditor's independence. The Audit Committee normally meets twice a year and, if necessary, more frequently. The Audit Committee met twice during calendar year 2003. The Audit Committee operates under a written charter.


NOMINATING COMMITTEE

The Nominating Committee was created in 2000 and is comprised entirely of independent Directors and Trustees. Mark Ogan and John Guy currently sit on the Nominating Committee. The Nominating Committee meets as often as deemed appropriate by the members. The Nominating Committee did not meet during calendar year 2003. The Fund and the Trust do not elect directors or trustees

<PAGE 17>

annually, since each director or trustee serves until retirement, removal, resignation or death. The Nominating Committee reviews and nominates persons to serve as members of the Board of Directors and Board of Trustees, and reviews and makes recommendations concerning the compensation of the independent Directors and Trustees. The Nominating Committee does not have a charter. When the Boards determine to seek a candidate to become a director or trustee, the Committee will review men or women of proven character and talents who qualify as an independent director or trustee. The specific talents sought by the Committee will depend on perceived needs at the time the vacancy arises. The Committee has the authority to retain third parties that may receive compensation for identifying or evaluating candidates. When the Boards seek a candidate, the Committee may consider recommendations of qualified candidates from a variety of sources, including other directors or trustees (including non-interested directors or trustees) and shareholders. Shareholders may propose nominees by writing to the Nominating Committee, in care of the Secretary of the Monetta Fund and Monetta Trust, at 1776-A South Naperville Road, Suite 100, Wheaton, Illinois 60187.


EXECUTIVE COMMITTEE

The Executive Committee, which includes Robert Bacarella and John Bakos, meets between meetings of the Boards and is authorized to exercise all of the Boards' powers. In particular, the Executive Committee meets to review and make recommendations concerning pricing of the Fund's or Trust's portfolio securities when a particular security cannot be properly valued. The Executive Committee met twelve times during calendar year 2003, all via telephone conference.


COMPENSATION COMMITTEE
Neither the Fund nor the Trust has a Compensation Committee.


Directors' and Trustees' Fund Holdings

As of December 31, 2003, the Directors and Trustees had invested the following amounts in the Fund, the Trust and in all funds managed by the Adviser. Investments are listed in the following ranges: none, $1-10,000, $10,001-50,000, $50,000-100,000 and over $100,000:



                                                                                            TOTAL INVESTED IN ALL
Name                    Monetta Fund               Monetta Trust                            FUNDS*
Robert S.               over $100,000              Select Technology                        over $100,000
Bacarella                                            Fund over $100,000
                                                   Mid-Cap Fund over $100,000
                                                   Blue Chip Fund
                                                     $1-10,000
                                                   Balanced Fund
                                                     $50,000-100,000
                                                   Bond Fund over $100,000
                                                   Gov't Money Market
                                                    Fund $1-10,000

John W. Bakos           $10,001-50,000             Select Technology                        $50,001-100,000
                                                     Fund $1-10,000
                                                   Mid-Cap Fund None
                                                   Blue Chip Fund
                                                     $10,001-50,000
                                                   Balanced Fund None
                                                   Bond Fund None
                                                   Gov't Money Market
                                                     Fund None


<PAGE 18>


                                                                                            TOTAL INVESTED IN ALL
NAME                    MONETTA FUND               MONETTA TRUST                            FUNDS*

John L. Guy             $1-10,000                  Select Technology Fund None              $1-10,000
                                                   Mid-Cap Fund $1-10,000
                                                   Blue Chip Fund None
                                                   Balanced Fund None
                                                   Bond Fund None
                                                   Gov't Money Market Fund None

Marlene Z. Hodges       None                       Select Technology Fund None              None
                                                   Mid-Cap Fund None
                                                   Blue Chip Fund None
                                                   Balanced Fund None
                                                   Bond Fund None
                                                   Gov't Money Market Fund None

Mark F. Ogan            $1-10,000                  Select Technology Fund None              $1-10,000
                                                   Mid-Cap Fund $1-10,000
                                                   Blue Chip Fund None
                                                   Balanced Fund None
                                                   Bond Fund None
                                                   Gov't Money Market Fund None



*Total invested in all funds is the aggregate dollar range of investments in all seven funds overseen by each individual Director and Trustee and managed by the Adviser.

No director who is not an interested person of the Funds, nor immediate family members, owns beneficially or of record securities of the Trust's or Fund's investment adviser, principal underwriter, or any person directly or indirectly controlling, controlled by, or under common control with the above listed companies.

DIRECTORS' AND TRUSTEES' AFFILIATIONS AND TRANSACTIONS

None of the independent Directors and Trustees (or their immediate family members) own any securities issued by the Monetta Fund's or Monetta Trust's investment adviser, sub-adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies. Robert Bacarella and John Bakos own shares of the Adviser and are considered inside Directors and Trustees.


None of the independent Directors and Trustees (or their immediate family members) during the last two calendar years have had any direct or indirect interest, the value of which exceeds $60,000, in the Monetta Fund's or Monetta Trust's investment adviser, sub-adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies.

None of the independent Directors or Trustees (or their immediately family members) have had any material interest in any transaction, or series of transactions, during the last two calendar years, in which the amount exceeds $60,000 and to which any of the following persons was a party: Monetta Fund, Monetta Trust, any series of the Monetta Trust, an officer of the Monetta Fund or the Monetta Trust, any fund or hedge fund managed by the Adviser, or the Monetta Fund's or Monetta Trust's investment adviser, sub-adviser, principal

<PAGE 19>

underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies.

None of the independent Directors or Trustees (or their immediately family members) have had any direct or indirect relationships during the last two years, in which the amount exceeds $60,000 and to which any of the following persons was a party: Monetta Fund, Monetta Trust, any series of the Monetta Trust, an officer of the Monetta Fund or the Monetta Trust, any fund or hedge fund managed by the Adviser, or the Monetta Fund's or Monetta Trust's investment adviser, sub-adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies.

None of the officers of the Monetta Fund's or Monetta Trust's investment adviser, sub-adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies have served during the last two years on the board of directors of a company where an independent Director or Trustee (or their immediate family members) served as an officer.


SIGNIFICANT SHAREHOLDERS

At March 31, 2004, the Adviser and the Directors and Officers of the Monetta Fund, as a group, owned 66,521 shares, which represent 1.09% of the issued and outstanding shares of common stock of the Monetta Fund.

Shares of the Trust owned by the Adviser, Trustees and Officers, as of March 31, 2004, were as follows:

                                                                                                      ADVISER
                                                     ADVISER                                    TRUSTEES & OFFICERS
                                                      SHARES              % OF FUND            SHARES         % OF FUND
Select Technology Fund                                 9,887               4.17%              35,411             14.94%
Mid-Cap Fund                                               0               0.00%              33,508              2.91%
Blue Chip Fund                                             0               0.00%               9,169              2.94%
Balanced Fund                                         20,016               4.81%              31,309              7.52%
Intermediate Bond Fund                                     0               0.00%              50,544              3.99%
Government Money Market Fund                               0               0.00%             105,017              3.05%

The share ownership for the Trustees and Officers as a group includes the following shares owned by the Adviser over which Mr. Bacarella exercises voting control: 9,887 shares of the Select Technology Fund and 20,016 shares of the Balanced Fund. The share ownership for the Trustees and Officers as a group does include the following shares held in a 401(k) Plan for the employees of MFSI for which Mr. Bacarella is the Trustee of the plan and has voting control:
14,805 shares of the Monetta Fund; 6,267 shares of the Select Technology Fund; 18,826 shares of the Mid-Cap Fund; 2,890 shares of the Blue Chip Fund; 7,857 shares of the Balanced Fund; 475 shares of the Intermediate Bond Fund; and 91,776 shares of the Government Money Market Fund.

Ownership of a significant percentage of the outstanding shares of the Select Technology Fund and the Balanced Fund reduces the number of other shares that must be voted in accordance with the Adviser's vote to approve or disapprove any proposal requiring the approval of the Shareholders of the Trust or of the Funds.

The following table sets forth as of March 31, 2004, the name and holdings of each person known by the Funds to be a record owner of more than 5% of the

<PAGE 20>

outstanding shares of the respective fund. Other than as indicated below, the Funds are not aware of any shareholder who beneficially owns more than 25% of the Funds' total outstanding shares.


        Monetta Mid-Cap Fund:
               U.S. Bank N.A. Cust                    7.9%
               Virgil Pontarelli, IRA
               C/O Monetta Financial Services, Inc.
               1776-A South Naperville Rd. Suite 100
               Wheaton, IL 60187

        Monetta Gov't Money Market Fund:
               Carol J. Sargeant                      8.0%
               Martin J. Wells JTWROS
               4504 38{th} St. N
               Arlington, VA 22207-4329

               Richard-Midway Funeral Home            6.8%
               Profit Sharing Plan
               5749 S. Archer Ave
               Chicago, IL 60638-1617

        Monetta Balanced Fund:
               Lehman Brothers, Inc.                  7.1%
               70 Hudson Street, 7{th} Floor
               Jersey City, NJ 07302-4585


        Monetta Select Technology Fund:
               Robert S. Bacarella &                  5.7%
               Kathleen A. Bacarella JTWROS
               C/O Monetta Financial Services, Inc.
               1776-A South Naperville Rd. Suite 100
               Wheaton, IL 60187


SERVICE PROVIDERS

The Funds utilize the services of various providers to conduct the daily activities of the Funds. Each of the service providers described below fulfills a specific function and is necessary to ensure the efficient operation to the Funds.

INVESTMENT ADVISER, SUB-ADVISER AND ADMINISTRATOR
The investment adviser for the Monetta Fund and Monetta Trust is Monetta Financial Services, Inc., ("MFSI"). Under separate Investment Advisory Agreements, dated December 3, 2001, the Adviser provides various services to the Monetta Fund and Monetta Trust. A description of the responsibilities of the Adviser appears in the "Management" section of the Prospectus. The Adviser, through its affiliate Fund Services Group, LLC ("FSG"), provides administrative services to the Monetta Fund and Monetta Trust. FSG is 45.5% owned by Monetta Financial Services, Inc. and 45.5% owned by Ambassador Capital Management, LLC (sub-adviser to Monetta Trust). The remaining 9% is owned by the employees of Fund Services Group, LLC. Administrative fees charged by FGS are paid for by the Adviser out of its management fee.

Robert S. Bacarella owns 76.7% of the outstanding voting stock of the Adviser. John W. Bakos owns 2.2%, and Maria C. De Nicolo owns 1.1% of the outstanding voting stock of the Adviser.

<PAGE 21>


For the services provided to the Funds, the Adviser is paid a monthly fee based on a percentage of the average net assets of each fund. Investment management fees paid by each fund, for the fiscal years ended December 31, 2003, 2002 and 2001, are as follows:

                                    Investment Management Fees


FUND                               2003       2002       2001
Monetta Fund                    $ 569,974  $ 616,712  $ 837,848

Monetta Trust-
   Select Technology Fund          14,163     14,788    25,314
   Mid-Cap Fund                    53,975     50,696    78,976
   Blue Chip Fund                  15,270     17,501    31,329
   Balanced Fund                   17,831     21,219    29,640
   Intermediate Bond Fund          84,894    102,700   108,670
   Government Money Market Fund     9,698     10,480    11,253



Investment management fees waived for the Intermediate Bond Fund and the Government Money Market Fund, for the fiscal years ended December 31, 2003, 2002, and 2001, are as follows:

                                         Waived Fees
FUND                                2003     2002       2001
Intermediate Bond Fund           $   -0-   $  -0-     $14,159
Government Money Market Fund       9,698    10,480     11,253


In addition, the Adviser voluntarily reimbursed fund expenses as follows:


                                    Expenses Reimbursed
FUND                             2003       2002         2001
Select Technology Fund         $ 4,355    $40,495      $  889
Blue Chip Fund                   4,275     37,805         -0-
Government Money Market Fund    19,828     10,383       6,509


SUB-ADVISER
The investment sub-adviser for the Intermediate Bond Fund, the Government Money Market Fund and the fixed-income portion of the Balanced Fund is Ambassador Capital Management LLC. Under a separate Investment Sub-Advisory Agreement, dated December 3, 2001, with the Adviser, the Sub-Adviser provides investment services for the Intermediate Bond Fund, the Government Money Market Fund and the fixed-income portion of the Balanced Fund. The sub-advisory fee is paid by the Adviser out of its advisory fee. The Sub-Adviser will be paid at the following annual rate:

Fund                               Asset Level                Fee

Monetta Intermediate Bond Fund    In excess of $30 million  0.10%
Monetta Gov't Money Market Fund   In excess of $30 million   (A)
Monetta Balanced Fund             In excess of $30 million  0.10%(B)

(A) Currently, the Adviser has elected voluntarily to waive the advisory fee subject to review and possible termination by the Adviser at the beginning of each quarter. Should the Adviser elect not to waive the fee, the Adviser will pay the Sub-Adviser 20% of the fee charged to the Monetta Government Money Market Fund for net assets in excess on $30 million.


(B) Applies only to the fixed-income portion of the portfolio, which at December 31, 2003 represented approximately 38% of the portfolio.


<PAGE22>

A description of the Sub-Adviser appears in the "Management" section of the Monetta Trust's Prospectus.

APPROVAL OF THE ADVISORY AGREEMENTS

The Directors and Trustees, including the Independent Directors and Independent Trustees, regularly review, among other issues:

(i) arrangements in respect of the distribution of the Monetta Fund and Monetta Trust's shares,
(ii) the allocation of the Fund and the Trust's brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay Fund and Trust expenses and to pay for research and other similar services,
(iii) the Adviser's management of the relationships with the Monetta Fund and Monetta Trust's third party providers, including custodian and transfer agents,
(iv) the resources devoted to and the record of compliance with the Monetta Fund and Monetta Trust's investment policies and restrictions and with policies on personal securities transactions, and
(v) the nature, cost and character of non-investment management services provided by the Adviser and its affiliates.

In the August 2001 Board meeting, the Boards considered the initial approval of the current Advisory Agreements with Monetta Financial Services, Inc. Based on their evaluation of all material factors (summarized in the May 1, 2003 Statement of Additional Information) and assisted by the advice of independent counsel, the Directors, Trustees, Independent Directors and Independent Trustees concluded that the new Advisory Agreements were fair and reasonable and that they should be approved. The shareholders of the Fund and the Trust approved the advisory agreements on December 3, 2001, with an initial term of not more than two years.

On November 10, 2003, the Board of Trustees and Board of Directors, including all of the Independent Trustees and Independent Directors, considered an annual renewal of the advisory agreements. During the November 2003 meeting, the Boards reviewed information specifically relating to the existing advisory agreements. The materials included:


   (i) information on the investment performance of the Monetta Fund and each series of the Monetta Trust compared against a peer group of funds,
   (ii)  sales and redemption data for the Monetta Fund and Monetta Trust,
   (iii) information concerning the expenses the Monetta Fund and of each series of the Monetta Trust compared against a peer group of funds, and
   (iv)  the Adviser's operations and financial condition.

The Boards conducted an in-depth review of the comparative fund data provided to them, as well as the profitability of the Adviser with respect to the Funds. Before approving renewal of the advisory agreements, the Boards reviewed the agreements and considered a number of factors including, without limitation, materials regarding the Adviser which were previously provided to the Boards, the management and advisory needs of the funds, the nature and quality of services provided by the Adviser, profitability of the Adviser, economies of scale, comparative management fee structures, comparative performance of the funds, comparative expense ratios of the funds, net assets under management with the Adviser, total management fees received by the Adviser, the funds' brokerage policies, the Adviser's compliance policies and procedures, and ownership and control of the Adviser.

<PAGE 23>

In particular, the Independent Directors and Trustees noted that the most recent year-to-date and one and two year performance figures reflect a significant positive turnaround in both absolute and relative terms for the equity funds managed by the Adviser. It was also noted that the total expense ratio for the largest fund in the complex-the Monetta Fund-was slightly better (lower) than average among similar funds, but that the ratios for the smaller equity funds in the Monetta Trust were higher than average. The Adviser's representatives discussed the reasons for the expense ratios in the smaller Trust funds, including the small size of the funds, certain fixed expenses, and higher transfer agency costs. The Adviser reported on certain initiatives to cut or control these expenses, including the redemption of smaller shareholder accounts in several of the smaller funds, and the encouragement of new sales through brokers in connection with the Trust's new load structure. The Independent Directors and Trustees also reviewed summary profitability data from the Adviser, observed that the total complex asset levels seem to have stabilized, and noted that the Adviser currently was reporting a breakeven profitability with the Funds; the resources of the Adviser and its personnel were also discussed. The Independent Directors and Trustees expressed their concern about the high expense ratios of some of the smaller Trust funds, and encouraged the Adviser to continue to pursue appropriate expense reduction strategies.

As a result of this review, the Boards (including by a separate vote of the Independent Directors of the Monetta Fund and Independent Trustees of the Monetta Trust) determined to renew the advisory agreements for another year, and noted that the agreements would be reviewed for continuation prior to December 3, 2004.


DISTRIBUTOR
Effective May 1, 2002, the shares of each fund are offered for sale on a continuous basis through Quasar Distributors, LLC, ("Distributor"), a registered broker-dealer, pursuant to written Distribution Agreements with the Monetta Fund and the Monetta Trust. Prior to May 1, 2002, the Funds were distributed through Funds Distributor, Inc. The agreements with Quasar are initially for a period of two years and will then continue from year to year, provided such continuance is approved annually (i) by a majority of the Board members or by a majority of the outstanding voting securities of each fund and
(ii) by a majority of the Board members who are not parties to the Agreements or interested persons of any such party. There are no sales commissions or charges directly to shareholders of the Monetta Fund, and for the Monetta Fund, the Adviser pays all the fees and expenses of the Distributor.

As agent, the Distributor offers shares of the Monetta Fund to investors at net asset value, without sales commissions or other sales load. The Distributor offers all of the Funds' shares only on a best-efforts basis.

The distribution of shares for each fund of the Monetta Trust is discussed below.

Quasar Distributors, LLC's principal business location is 615 East Michigan Street, Milwaukee, WI 53202.

TRANSFER AGENT AND CUSTODIAN
U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, acts as the transfer agent and U.S. Bank, N.A., 425 Walnut Street, 6th floor, Cincinnati, Ohio, 45201 is the custodian for the Funds. It is responsible for holding all securities and cash of the Funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds and performing other administrative

<PAGE 24>

duties, all as directed by authorized persons of the Funds. The custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds. The Funds have authorized the custodian to deposit certain portfolio securities in central depository systems as permitted under federal law. The Funds may invest in obligations of the custodian and may purchase from, or sell securities to, the custodian.

LEGAL COUNSEL

The legal counsel for the Monetta Fund and the Monetta Trust is Seyfarth Shaw, LLP (formerly D'Ancona & Pflaum LLC), 55 E. Monroe Street, Suite 4200, Chicago, Illinois 60603.


INDEPENDENT AUDITORS
The independent auditors for the Funds are KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601. The independent auditors report on the Funds' annual financial statements, review certain regulatory reports and the Funds' income tax returns and perform other professional accounting, auditing, and tax services when engaged to do so by the Funds.


DISTRIBUTION OF MONETTA TRUST SHARES - RULE 12B-1 PLAN

DISTRIBUTION PLANS. Each of the funds of the Monetta Trust has adopted Service and Distribution Plans under which Class A and C shares reimburse the Distributor for some of its distribution expenses (the Government Money Market Fund is not governed by the Class C Service and Distribution Plan). The Service and Distribution Plans were approved by the Board of Trustees of the Monetta Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940. Rule 12b-1 regulates the manner in which a mutual fund may assume costs of distributing and promoting the sale of its shares. Payments pursuant to a Service and Distribution Plan are included in the operating expenses of the Class.

HOW SHARE CLASSES AFFECT PAYMENTS TO BROKERS. A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The Distributor and/or the Adviser may pay additional compensation from their own resources to securities dealers or financial institutions based on the value of shares of the funds of the Monetta Trust owned by the dealer or financial institution for its own account or for its customers.

OTHER PAYMENTS TO BROKERS, DEALERS OR OTHER FINANCIAL INSTITUTIONS. Under the plans, the Adviser and the Distributor, in their sole discretion, from time to time, may use their own resources (at no direct cost to the funds of the Monetta Trust) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Adviser may use its profits from the advisory fee it receives from the funds of the Monetta Trust. In their sole discretion, the Distributor and the Adviser may increase or decrease the amount of payments they make from their own resources to plan recipients.

CLASS A SHARES. Payments under the Class A Service and Distribution Plan may be up to an annual rate of 0.25% of the average daily net asset value of the Class A shares for each of the funds of the Monetta Trust, except the Government Money Market Fund. For the Government Money Market Fund, payments

<PAGE 25>

may be up to an annual rate of 0.10% of the average daily net asset value of its Class A shares. Since inception, however, the Board of Trustees has elected to waive the Distribution and Service (12b-1) Fees for the Government Money Market Fund. This waiver may be discontinued, however if the Board of Trustees so elects. Such payments are made to reimburse the Distributor for the fees it pays to its salespersons and other firms for selling Class A shares, servicing its shareholders and maintaining its shareholder accounts. Normally, servicing fees are paid at an annual rate of 0.25% of the average net asset value of the accounts serviced and maintained on the books of each fund of the Monetta Trust. In addition, when the Distributor pays a commission to a broker-dealer for purchases of $1 million or more of Class A shares, the fund may reimburse the Distributor for this commission. The fund will not reimburse this commission if the result would be that Class A shares would pay Distribution Plan fees in excess of 0.25% of average assets. Payments under the Class A Service and Distribution Plan also may be used to reimburse the Distributor for other distribution costs (excluding overhead) not covered in any year by any portion of the sales charges the Distributor retains.

CLASS C SHARES. Payments under the Class C Service and Distribution Plan are limited to an annual rate of equal to 1% of the average daily net asset value of the Class C shares of the funds of the Monetta Trust, except for the Government Money Market Fund. The entire amount of payments may be used to reimburse the Distributor for the payments of commissions, service and maintenance fees to its salespersons and other firms for selling new Class C shares, shareholder servicing and maintenance of its shareholder accounts.

CARRYOVER PAYMENTS. If, due to the foregoing payment limitations, any fund of the Monetta Trust is unable to pay the Distributor the 1% commission on new sales of Class C shares, the Distributor intends, but is not obligated, to accept new orders for shares and pay commissions in excess of the payments it receives from the fund. The Distributor intends to seek full payment from each fund of the Monetta Trust of any excess amounts with interest at 1% over the prime rate at such future date, when and to the extent such payments on new sales would not be in excess of the limitations. The funds of the Monetta Trust are not obligated to make such payments; the amount (if any), timing and condition of any such payments are solely within the discretion of the Trustees who are not interested persons of the Monetta Trust, and have no direct or indirect financial interest in the Class C Service and Distribution Plan (the "Independent Trustees"). If any fund of the Monetta Trust terminates its Class C share Service and Distribution Plan, the Distributor will ask the Independent Trustees to take whatever action they deem appropriate with regard to the payment of any excess amounts. As of the date of this Statement of Additional Information, there were no carryover payments because the Monetta Trust did not have any share classes yet.

ADDITIONAL INFORMATION CONCERNING THE DISTRIBUTION PLANS. In addition, to the extent that any investment advisory fees paid by the funds of the Monetta Trust may be deemed to be indirectly financing any activity that primarily is intended to result in the sale of fund shares within the meaning of Rule 12b-1, the Service and Distribution Plans authorize the payment of such fees.

The Service and Distribution Plans continue annually so long as they are approved in the manner provided by Rule 12b-1 or unless earlier terminated by vote of the majority of the Independent Trustees or a majority of a fund's outstanding class of shares. The Distributor is required to furnish quarterly written reports to the Board of Trustees detailing the amounts expended under the Service and Distribution Plans. The Service and Distribution Plans may be amended, provided that all such amendments comply with the applicable requirements then in effect under Rule 12b-1. Currently, Rule 12b-1 provides that as long as the Service and Distribution Plans are in effect, the Monetta

<PAGE 26>

Trust must commit the selection and nomination of candidates for new Independent Trustees to the sole discretion of the existing Independent Trustees.

DEALER COMPENSATION. As described herein, dealers or others may receive different levels of compensation depending on which class of shares they sell. The Distributor may make expense reimbursements for special training of a dealer's registered representatives or personnel of dealers and other firms who provide sales or other services with respect to the funds of the Monetta Trust and/or their shareholders, or to defray the expenses of meetings, advertising or equipment. Any such amounts may be paid by the Distributor from the fees it receives under the Class A and C Service and Distribution Plans.

In addition, the Distributor may, from time to time, pay additional cash compensation or other promotional incentives to authorized dealers or agents who sell shares of the funds of the Monetta Trust. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the funds of the Monetta Trust during a specified period of time.


The principal types of activities, for which 12b-1 payments have been made and/or incurred, for the Monetta Trust (excluding the Government Money Market
Fund), during the fiscal year ended December 31, 2003, are as follows:

                             Select Technology                    Blue Chip Fund
                                   Fund          Mid-Cap Fund                         Balanced Fund       Bond Fund
Advertising                         $0                $0                  $0                $0                $0

Printing and mailing of              0                 0                   0                 0                 0
  Prospectus to other than
  current shareholder

Compensation to                      0                 0                   0                 0                 0
  personnel

Compensation to Broker-            473             1,566                 525             1,726            51,642
  Dealers

Compensation to Sales                0                 0                   0                 0                 0
  Personnel

Other -State                         0             5,638                   0             3,378             3,105
  registration filing fees

Other -Distributor               4,248             5,856               4,565             6,040             5,892
  charges

Other -Marketing                     0             4,932                   0                 0                 0
  expenses


It is the opinion of the Board of Trustees that the 12b-1 Plan is necessary to maintain a flow of subscriptions to offset redemptions and to encourage sales of shares to permit the funds of the Monetta Trust to reach an economically viable size. Redemptions of mutual fund shares are inevitable. If redemptions are not offset by subscriptions, a fund shrinks in size and its ability to maintain quality shareholder services declines. Eventually, redemptions could cause a fund to become unprofitable. Furthermore, an extended period of significant net redemptions may be detrimental to the orderly management of the portfolio. The offsetting of redemptions through sales efforts benefits shareholders by maintaining the viability of a fund.

<PAGE 27>

Additional benefits may accrue from net sales of shares relative to portfolio management and increased shareholder servicing capability. Increased assets enable a fund to further diversify its portfolio, which spreads and reduces investment risk while increasing opportunity. In addition, increased assets enable the establishment and maintenance of a better shareholder servicing staff, which can respond more effectively and promptly to shareholder's inquiries and needs.


CODE OF ETHICS

The Adviser, Sub-Adviser, the Fund and the Trust have Codes of Ethics designed to ensure that the interests of the Funds' shareholders come before the interests of the people who manage the Funds. Among other provisions, the Code of Ethics prohibits portfolio managers and other investment personnel from buying or selling any equity securities or any securities sold in private placements in which the person has, or by reason of the transaction acquires, any direct or indirect beneficial ownership without the prior approval of the Funds' compliance officer.


BROKERAGE ALLOCATION

The Adviser has discretion to select brokers, dealers and market makers to execute portfolio transactions. The main objective is to seek the best combination of net price and execution for the Funds. When executing transactions for the Funds, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission. Transactions of the Funds in the over-the-counter market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.


All securities transactions, of the Intermediate Bond Fund and the Government Money Market Fund, in 2003, 2002 and 2001, respectively, were executed on a principal basis. That is to say, a mark-up or mark-down was taken by the broker rather than the broker charging a separate commission.


The increase in commission dollars paid in years 2001 and 2002 compared to prior years is primarily due to the higher turnover rate as a result of excessive market volatility, as well as the increased use of electronic trading systems as they relate to over-the-counter trades which historically have been principal trades.

In selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available, the Adviser is authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations (specifically the quotations necessary to determine the Funds' asset values) and other information provided to the Funds or the Adviser. The Adviser is also authorized to cause the Funds to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Adviser exercises investment discretion. It is possible that certain of the services received by the Adviser attributable to

<PAGE 28>

a particular transaction will benefit one or more other accounts for which investment discretion is exercised by the Adviser.

In valuing research services, the Adviser makes a judgment of the usefulness of research and other information provided by a broker to the Adviser in managing the Funds' investment portfolios. In some cases, such information, including data or recommendations concerning particular securities, relates to the specific transaction placed with the broker. In general, however, the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects useful to the Adviser in advising the Funds.

The Adviser is the principal source of information and advice to the Funds and is responsible for making and initiating the execution of investment decisions by the Funds. However, the respective Boards recognize that it is important for the Adviser, in performing its responsibilities to the Funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions. In compensating brokers for their services, it is in the interest of the Funds to take into account the value of the information received for use in advising the Funds. The extent, if any, to which the obtaining of such information may reduce the expenses of the Adviser in providing management services to the Funds is not determinable. In addition, it is understood by the respective Boards that other clients of the Adviser might also benefit from the information obtained for the Funds, in the same manner that the Funds might also benefit from the information obtained by the Adviser in performing services for others.

Although investment decisions for the Funds are made independently from those for other investment advisory clients of the Adviser, it may develop that the same investment decision is made for a fund and one or more other advisory clients. If a fund and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.


As provided for by Rule 6-07 under Regulation S-X, the Funds may enter into "Directed Brokerage Payment Arrangements". In directed brokerage arrangements, the Funds can use their commission dollars to offset fund-operating expenses such as transfer agent fees, custodial fees, audit and legal fees, and printing of shareholders reports. As of December 31, 2003, arrangements had been made with various brokers, although these arrangements do not necessitate the use of the respective broker. Various fund expenses paid for indirectly through directed brokerage agreements (soft dollars), such as legal, audit, tax, proxy and printing, for the years ended December 31, 2003 and 2002 are as follows:
Monetta Fund, $129,164 and $98,133; Select Technology Fund, $21,369 and $14,051; Mid-Cap Fund, $23,976 and $15,559; Blue Chip Fund, $21,306 and
$14,613; Balanced Fund, $17,531 and $12,126; Intermediate Bond Fund, $24,145 and $22,570 and Government Money Market Fund, $9,855 and $7,622, respectively.


The Adviser and its affiliates, Officers, Directors and employees may, from time to time, have long or short positions in, and buy or sell, the securities or derivatives of companies held, purchased or sold by the Funds. The Adviser has adopted guidelines to avoid any conflict of interest between the interests of Monetta Trust, Monetta Fund, affiliates, Officers, Trustees, Directors and employees. In any situation where the potential for conflict exists, transactions for the Funds take precedence over any Adviser or affiliate transactions. Guidelines include a restriction on trading in any security which the Adviser knows, or has reason to believe, is being purchased or sold or considered for purchase or sale by a mutual fund until these transactions have been completed or considered abandoned.

<PAGE 29>


For the fiscal years ended December 31, 2003, 2002 and 2001, aggregate brokerage commissions of each fund were as follows:

FUND                                2003       2002        2001

Monetta Fund                      $733,579  $923,649    $1,371,230
Monetta Trust-
     Select Technology Fund         15,705    12,313        48,294
     Mid-Cap Fund                  112,667    63,345       104,684
     Blue Chip Fund                 23,076    15,025        45,476
     Balanced Fund                  21,583    14,621        27,521



For the fiscal years ended December 31, 2003, 2002 and 2001, aggregate dollar amounts of transactions involving the payment of commissions by each fund were as follows:

MONETTA FUND                                       2003                     2002                      2001
   Agency trades                              $388,106,370            $  516,812,510              $595,229,515

   Principal trades                                      1                 8,063,571                76,802,309

    Sub-total                                  388,106,371               524,876,081               672,031,824

   Short-term securities                       389,504,459               486,939,644               903,815,707
     Total transactions                       $777,610,830            $1,011,815,725            $1,575,847,531


MONETTA TRUST-

 SELECT TECHNOLOGY FUND                             2003                     2002                       2001
   Agency trades                                  $4,400,388                $3,969,985               $23,060,172

   Principal trades                                        0                    51,026                 1,192,881

    Sub-total                                      4,400,388                 4,021,011                24,253,053

   Short-term securities                           2,030,700                 3,350,557                62,099,436
     Total transactions                           $6,431,088                $7,371,568               $86,352,489


 MID-CAP FUND                                       2003                     2002                       2001
   Agency trades                                 $41,894,434               $31,370,471               $59,411,685

   Principal trades                                  103,144                       -0-                 2,700,122

    Sub-total                                     41,997,578                31,370,471                62,111,807

   Short-term securities                          22,782,383                11,556,809                46,209,260
     Total transactions                          $64,779,961               $42,927,280              $108,321,067


BLUE CHIP FUND                                      2003                     2002                       2001
   Agency trades                                 $10,247,967               $ 9,988,549               $32,521,419

   Principal trades                                        0                       -0-                   218,886

    Sub-total                                     10,247,967                 9,988,549                32,740,305

   Short-term securities                           5,881,574                 2,763,026                 8,773,421
     Total transactions                          $16,129,541               $12,751,575               $41,513,726


BALANCED FUND                                       2003                     2002                      2001
   Agency trades                                  $8,149,544               $ 9,391,705               $19,242,445

   Principal trades                                        0                       -0-                       -0-

    Sub-total                                      8,149,544                 9,391,705                19,242,445

   Debt/Short-term securities
                                                   7,295,016                 9,391,007                16,910,071
   Total transactions                            $15,444,560               $18,782,712               $36,152,516


<PAGE 30>

CAPITAL STOCK AND OTHER SECURITIES

MONETTA FUND
The Fund has one class of capital stock, $0.01 par value. Each full share is entitled to one vote and to participate equally in dividends and distributions declared by the Fund (fractional shares have the same rights, proportionally, as full shares). Fund shares are fully paid and non-assessable when issued and have no pre-emptive, conversion or exchange rights. The obligations and liabilities associated with ownership, or shares, in the Fund are limited to the extent of the shareholder's investment in the Fund. Voting rights are non-cumulative so that the holders of more than 50% of the shares voting in any election may, if they so choose, to elect all of the Directors of the Fund.


MONETTA TRUST
Under the terms of the Trust's agreement and Declaration of Trust ("Declaration of Trust"), the Trustees may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the Trustees.

The Trust may issue shares in different classes. The shares of the funds of the Monetta Trust, except the Government Money Market Fund, currently are divided into two classes of shares, A and C, effective November 1, 2003. The Board of Trustees may offer additional series or classes in the future and may at any time discontinue the offering of any series or class of shares. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable. Each of the shares of each of the funds of the Monetta Trust represents an interest in the assets of the fund issuing the share and has identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares except that: (i) each dollar of net asset value per share is entitled to one vote; (ii) the expenses related to a particular class, such as those related to the distribution of each class and the transfer agency expenses of each class are borne solely by each such class;
(iii) each class of shares votes separately with respect to provisions of the Rule 12b-1 Service and Distribution Plan that pertain to a particular class; and (iv) other matters for which separate class voting is appropriate under applicable law. Each fractional share has the same rights, in proportion, as a full share. Due to the differing expenses of the classes, dividends are likely to be lower for Class C shares than for Class A shares.

For some issues, such as the election of directors, all of Monetta Trust's authorized series vote together. For other issues, such as approval of the advisory agreement, each authorized series votes separately. Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the voting power can elect all of the trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the shareholders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted on unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

Under Massachusetts law, the shareholders of the Trust may, under certain circumstances, be held personally liable for the Trust's obligations. However, the Declaration of Trust disclaims liability of the Shareholders,

<PAGE 31>

Trustees and Officers of the Trust for acts or obligations, of any fund, which are binding only on the assets and property of that fund. The Declaration of Trust requires that notice of such disclaimer be given in each agreement, obligation or contract entered into or executed by the Trust of the Board of Trustees. The Declaration of Trust provides for indemnification out of a fund's assets of all losses and expenses of any fund shareholder held personally liable for the fund's obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, since it is limited to circumstances in which the disclaimer is inoperative and the fund itself is unable to meet its obligations. The risk of a particular fund incurring financial loss as a result of an unsatisfied liability of another fund of the Trust is also believed to be remote since it would also be limited to claims to which the disclaimer did not apply and to circumstances in which the other fund was unable to meet its obligations.

As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental investment policies or approving an investment advisory agreement.

The Trustees serve indefinite terms of unlimited duration. The Trustees appoint their own successors, provided that at least two-thirds of the Trustees, after any such appointment, have been elected by the shareholders. Shareholders may remove a trustee, with or without cause, upon the declaration in writing or vote of the two-thirds of the outstanding shares of the Trust. A trustee may be removed with or without cause upon the written declaration of a majority of the Trustees.

SELECTING THE APPROPRIATE CLASS OF SHARES

Each of the funds of the Monetta Trust, except the Government Money Market Fund, offers two classes of shares. With certain exceptions described below, Class A shares are sold with a front-end sales charge at the time of purchase and are not subject to a sales charge when they are redeemed. Class C shares are purchased at their net asset value per share without the imposition of a front-end sales charge but are subject to a 1% deferred sales charge if redeemed within one year after purchase and do not have a conversion feature. Monetta Government Money Market shares are sold directly without sales charges and are offered at net asset value. Please note that only Class A shares are currently available to shareholders.

Depending on the amount of the purchase and the anticipated length of time of the investment, investors may choose to purchase one Class of shares rather than another. Investors who would rather pay the entire cost of distribution, or sales charge, at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class C shares, in which case 100% of the purchase price is invested immediately. Class C shares may be more appropriate for the short-term investor. The Monetta Trust will not accept any purchase of Class C shares when Class A shares may be purchased at net asset value.

<PAGE 32>

CLASS A SHARES. Class A shares of the Select Technology, Mid-Cap, Blue Chip and Balanced Funds are sold at their respective net asset value plus a sales charge. The amounts of the sales charges are shown in the following table:

       Amount of Purchase         Sales Charge as Percentage     Charge as Approximate      Customary Concession to Your
                                       of Offering Price     Percentage of Amount Invested     Dealer as Percentage of
                                                                                                   Offering Price
Less than $50,000                            5.75%                       6.10%                          5.00%
$50,000 to $99,999                           4.75%                       4.99%                          4.00%
$100,000 to $249,999                         4.00%                       4.17%                          3.25%
$250,000 to $499,999                         2.95%                       3.04%                          2.25%
$500,000 to $999,999                         2.20%                       2.25%                          1.70%
$1,000,000 or more*                          None                        None                        up to 0.75%

Class A shares of the Intermediate Bond Fund are sold at their net asset value plus a sales charge. The amounts of the sales charges are shown in the following table:

       Amount of Purchase         Sales Charge as Percentage     Charge as Approximate      Customary Concession to Your
                                       of Offering Price     Percentage of Amount Invested     Dealer as Percentage of
                                                                                                   Offering Price
Less than $50,000                            3.75%                       3.90%                          3.00%
$50,000 to $99,999                           3.25%                       3.36%                          2.50%
$100,000 to $249,999                         2.75%                       2.83%                          2.25%
$250,000 to $499,999                         1.75%                       1.78%                          1.75%
$500,000 to $999,999                         1.00%                       1.01%                          0.75%
$1,000,000 or more*                          None                        None                        up to 0.25%

*You pay no front-end sales charge on purchases of $1 million or more, but for shares purchased after October 31, 2003, if you sell those shares (in any fund of the Monetta Trust other than the Government Money Market Fund) within the first 18 months, a deferred sales charge of 1.00% may be deducted from the redemption proceeds. The Distributor and/or the Adviser may pay the financial services firm of record commissions (on Monetta Funds other than the Government Money Market Fund) according to the following schedule. The commission will be paid only on purchases that were not previously subject to a front-end sales charge or dealer concession.


Select Technology, Mid-Cap, Blue Chip and Balanced Funds           0.75%

Intermediate Bond Fund                                             0.25%


If a commission is paid for purchases of $1 million or more, the dealer will be paid with distribution fees received from the fund. If distribution fee limits already have been reached for the year, the Distributor and/or the Adviser will pay the commissions.

REDUCTION OF CLASS A SALES CHARGE. There are a number of ways to reduce the sales charge imposed on the purchase of the Class A shares of the funds of the Monetta Trust, as described below. These reductions are based on the fact that there is less sales effort and expense involved with respect to purchases by affiliated persons and purchases made in large quantities. If you claim any reduction of sales charges, you or your dealer must so notify the

<PAGE 33>

Distributor when the purchase is made. Enough information must be given to verify that you are entitled to such right.

(1) FAMILY OR GROUP PURCHASES. Certain purchases made by or for more than one person may be considered to constitute a single purchase, including: (i) purchases for family members, including spouses and children under 21; (ii) purchases by trust or other fiduciary accounts and purchases by Individual Retirement Accounts for employees of a single employer; and (iii) purchases made by an organized group of persons, whether incorporated or not, if the group has a purpose other than buying shares of mutual funds. For further information on group purchase reductions, contact the Adviser or your dealer.

(2) STATEMENTS OF INTENTION. Another way to reduce the sales charge is by signing a Statement of Intention ("Statement"). If you enter into a Statement of Intention you (or any "single purchaser") may state that you intend to invest at least $100,000 in the Class A shares of the funds of the Monetta Trust, except the Government Money Market Fund, over a 13-month period. The amount you say you intend to invest may include Class A shares that you already own (except purchases into Government Money Market Fund) valued at the offering price, at the end of the period covered by the Statement. A Statement may be backdated up to 90 days to include purchases made during that period, but the total period covered by the Statement may not exceed 13 months.

          Shares having a value of 5% of the amount you state you intend to invest will be held "in escrow" to make sure that any additional sales charges are paid. If any of the shares of the funds of the Monetta Trust are in escrow pursuant to a Statement and such shares are exchanged for shares of another fund of the Monetta Trust, the escrow will continue with respect to the acquired shares.

          No additional sales charge will be payable if you invest the amount you have indicated. Each purchase under a Statement will be made as if you were buying the total amount indicated at one time. For example, if you indicate that you intend to invest $100,000, you will pay a sales charge of 4% on each purchase.

          If during the 13-month period you invest less than the amount you have indicated, you will pay an additional sales charge. For example, if you state that you intend to invest $250,000 and actually invest only $100,000, you will, by retroactive adjustment, pay a sales charge of 4%. The sales charge you actually pay will be the same as if you had purchased the shares in a single purchase.

          A Statement does not bind you to buy, nor does it bind the Adviser or Distributor to sell, the shares covered by the Statement.

(3) RIGHTS OF ACCUMULATION. Another way to reduce the sales charge is under a right of accumulation. This means that the larger purchase entitled to a lower sales charge does not have to be in dollars invested at one time. The larger purchases that you (or any "single purchaser") make at any one time can be determined by adding to the amount of a current purchase the value of shares of the funds of the Monetta Trust(at offering price) already owned by you. Money Market Fund shares are not counted in determining the total amount of shares of the funds of the Monetta Trust owned.

          For example, if you owned $100,000 worth (at offering price) of shares (including Class A and C shares of all funds of the Monetta Trust except Money Market Fund shares) and invested $5,000 in additional shares, the sales charge on that $5,000 investment would be 4%, not 5.75%.

<PAGE 34>

(4) COMBINED PURCHASES WITH OTHER FUNDS OF THE MONETTA TRUST. Your ownership or purchase of Class A and C shares of other funds of the Monetta Trust (except Money Market Fund shares) also may reduce your sales charges in connection with the purchase of a fund's Class A shares. This applies to all three situations for reduction of sales charges discussed above.

          If a "single purchaser" decides to buy a fund's Class A shares as well as Class A or C shares of any of the other funds of the Monetta Trust (except Money Market Fund shares) at the same time, these purchases will be considered a single purchase for the purpose of calculating the sales charge. For example, a single purchaser can invest at the same time $100,000 in the Select Technology Fund's Class A shares and $150,000 in the Class A shares of the Blue Chip Fund and pay a sales charge of 2.95%, not 4%.

          Similarly, a Statement of Intention for a fund's Class A shares and for the Class A shares of the other funds of the Monetta Trust may be aggregated. Also, a fund's Class A shares and the Class A and C shares of the other funds of the Monetta Trust that you already own, valued at the current offering price at the end of the period covered by your Statement of Intention, may be included in the amount you have stated you intend to invest pursuant to your Statement.

          Lastly, the right of accumulation also applies to the Class A and C shares of the other funds of the Monetta Trust that you own. Thus, the amount of current purchases of a fund's Class A shares that you make may be added to the value of the Class A and C shares of the other funds of the Monetta Trust (valued at their current offering price, excluding Money Market Fund shares) already owned by you in determining the applicable sales charge.

          In all of the above instances where you wish to assert this right of combining the shares you own of the other funds of the Monetta Trust, you or your dealer must notify the Distributor of the pertinent facts. Enough information must be given to permit verification as to whether you are entitled to a reduction in sales charges.


SALES AT NET ASSET VALUE. There are situations where the sales charge will not apply to the purchase of Class A shares. A sales charge is not imposed on these transactions either because the purchaser deals directly with the Trust (as in employee purchases), or because a responsible party (such as a financial institution) is providing the necessary services usually provided by a registered representative. Although the investor pays no front-end sales charge, a contingent deferred sales charge of 0.75% may imposed if the Distributor paid a sales commission to a broker or agent and the shares purchased at net asset value without a sales load are redeemed within the first year after purchase. In addition, if investors effect purchases in fund shares through a broker or agent, the broker or agent may charge a fee. The sales charge will not apply to:

(1) Class A shares purchased through the automatic reinvestment of dividends and distributions;

(2) Class A shares purchased by (i) current or former directors or officers of any fund for which the Adviser acts as investment adviser; (ii) officers and employees of the Adviser, Sub-Adviser or Distributor; and (iii) any spouse, child, parent, grandparent, brother or sister ("immediate family members") of all of the foregoing and any employee benefit or payroll deduction plan established by or for such persons;

<PAGE 35>

(3) Class A shares purchased by any registered representatives, principals and employees (and any immediate family member) of securities dealers having a sales agreement with the Distributor;

(4) Initial purchases of Class A shares made at any one time by banks, trust companies and other financial institutions on behalf of one or more clients for which such institution acts in a fiduciary capacity;

(5) Class A shares purchased by persons participating in a "wrap account" or similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Trust's Distributor or by investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts, if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent;

(6) Class A shares purchased by any state, county, city, department, authority or similar agency; and

(7) Shareholders making purchases in certain accounts offered by securities firms that have entered into contracts with a fund and which charge fees based on assets in the account.

The funds of the Monetta Trust also may issue Class A shares at net asset value incident to a merger with or acquisition of assets of an investment company. A fund occasionally may be provided with an opportunity to purchase substantially all the assets of a public or private investment company or to merge another such company into the fund. This offers the fund the opportunity to obtain significant assets. No dealer concession is involved. It is industry practice to effect such transactions at net asset value, as it would adversely affect the fund's ability to do such transactions if the fund had to impose a sales charge.

CLASS C SHARES. Class C shares are offered at net asset value without a sales charge at the time of purchase. Class C shares redeemed within one year of purchase will be subject to a 1% charge on redemption. Class C shares do not have a conversion feature. The Monetta Trust will not accept any purchases of Class C shares when Class A shares may be purchased at net asset value.

The Distributor will pay a commission to the firm responsible for the sale of Class C shares. No other fees will be paid by the Distributor during the one-year period following purchase. The Distributor will be reimbursed for the commission paid from 12b-1 fees paid by the funds of the Monetta Trust during the one-year period. If Class C shares are redeemed within one-year of purchase, the 1% redemption charge will be paid to the Distributor. After Class C shares have been outstanding for more than one year, the Distributor will make quarterly payments to the firm responsible for the sale of the shares in amounts equal to 0.75% of the annual average daily net asset value of such shares for sales fees and 0.25% of the annual average daily net asset value of such shares for service and maintenance fees.

CONTINGENT DEFERRED SALES CHARGES. Any contingent deferred sales charge ("CDSC") imposed on the redemption of Class A or C shares is a percentage of the lesser of: (i) the net asset value of the shares redeemed; or (ii) the original cost of such shares. No CDSC is imposed when you redeem amounts derived from: (a) increases in the value of shares redeemed above the net cost of such shares, or (b) certain shares with respect to which a fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions. On request for a redemption,

<PAGE 36>

shares not subject to the CDSC will be redeemed first. Thereafter, shares held the longest will be redeemed.

The CDSC on Class A and C shares that are subject to a CDSC will be waived if the redemption relates to the following: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to an automatic withdrawal plan, if: (i) there are at least two withdrawals a year (except for retirement accounts subject to a required minimum distribution, in which case it may run once a year); and (ii) the aggregate value of the redeemed shares does not exceed 12% of the account's value on an annual basis**, (d) for redemptions from a qualified retirement plan or IRA that constitute a tax-free return of excess contributions to avoid tax penalty, (e) on redemptions of shares sold to directors, officers and employees of any fund for which the Adviser acts as investment adviser, or officers and employees of the Adviser, Sub-Adviser or Distributor, including former directors and officers and immediate family members of all of the foregoing and any employee benefit or payroll deduction plan established by or for such persons, and (f) on redemptions pursuant to the right of the funds of the Monetta Trust to liquidate a shareholder's account if the aggregate net asset value of the shares held in such account falls below an established minimum amount.

**    An Automatic Withdrawal Plan may be established as a fixed dollar amount.
  The shares that may be redeemed without a sales charge are recalculated as a percentage of the current market value of the account as of the date of each withdrawal. A sales charge may be incurred if the market value of the account decreases. If you redeem shares in addition to those redeemed pursuant to the Automatic Withdrawal Plan, a deferred sales charge may be imposed on those shares and on any subsequent redemptions within an 18-month period for Class A shares and a 12-month period for Class C shares, regardless of whether such redemptions are pursuant to an Automatic Withdrawal Plan.

Shares in different funds of the Monetta Trust may be exchanged at relative net asset value; however, if any shares of any fund of the Monetta Trust being exchanged are subject to a sales charge, Statement of Intention, or other limitation, the limitation will continue to apply to the shares received in the exchange.

SHAREHOLDER SERVICES

BUYING AND SELLING SHARES
Detailed information regarding the purchase, redemption and exchange of fund shares is contained in the Funds' Prospectuses, which are available free of charge by calling our toll-free number (1-800-MONETTA).

The Funds reserve the right to suspend or postpone redemptions of shares of any fund during any period when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the NYSE is closed for other than customary weekend and holiday closings,
(b) the SEC has by order permitted such suspension or (c) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of net assets of such fund not reasonably practicable.

The Monetta Fund and the Monetta Trust have each elected to be governed by Rule 18f-1, under the 1940 Investment Company Act, pursuant to which both are obligated to redeem shares of each fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of that fund during any 90-day period for any one shareholder. Redemptions in excess of the above amounts will

<PAGE 37>

normally be paid in cash but may be paid wholly or partly by a distribution of securities in kind.

VALUATION OF FUNDS' SHARES
Each fund's net asset value is determined on days on which the NYSE is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

For purposes of calculating the net asset value per share, the assets of the Funds are valued as follows:

1) VALUATION - Securities for which market quotations are readily available at the time of valuation are valued on that basis. Each security traded on a national stock exchange is valued at its last sale price on that day, and, in the case of securities reported on the NASDAQ National Market System, is valued based on the NASDAQ Official Closing Price. Listed securities and securities traded on the over-the-counter markets that did not trade on the last business day are valued at the mean between the quoted bid and ask prices. Long-term straight-debt securities for which market quotations are not readily available are valued at a fair value based on valuations provided by pricing services approved by the Boards, which may employ electronic data processing techniques, including a matrix system, to determine valuations. Short-term debt securities for which market quotations are not readily available are valued by use of a matrix prepared by the Adviser based on quotations for comparable securities. Other assets and securities held by a fund for which these valuation methods do not produce a fair value are valued by a method that the Boards believe will determine a fair value.

2) VALUATION OF GOVERNMENT MONEY MARKET FUND - Government Money Market Fund values its portfolio by the "amortized cost method" by which it attempts to maintain its net asset value at $1.00 per share. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.
     Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. Other assets are valued at a fair value determined in good faith by the Boards. In connection with the Government Money Market Fund's use of amortized cost and the maintenance of the fund's per-share net asset value of $1.00, the Trust has agreed (i) to seek to maintain a dollar-weighted average portfolio maturity appropriate to the fund's objective of maintaining relative stability of principal and not in excess of 90 days,
     (ii) not to purchase a portfolio instrument with a remaining maturity of greater than thirteen months and (iii) to limit its purchase of portfolio instruments to those instruments that are denominated in U.S. dollars which the Board of Trustees determines represent minimal credit risks and that are of eligible quality as determined by any major rating service as defined under SEC Rule 2a-7 or, in the case of any instrument that is not rated, of comparable quality as determined by the Board of Trustees.

The Trust has established procedures reasonably designed to stabilize the fund's price per share as computed for the purpose of sales and redemptions at $1.00. Those procedures include review of the fund's portfolio holdings by the Board of Trustees at such intervals as it deems appropriate to determine whether the fund's net asset values calculated by using available market quotations or market equivalents deviate from $1.00 per share based on

<PAGE 38>

amortized cost. Calculations are made to compare the value of its investments valued at amortized cost with market value. Market values are obtained by using actual quotations provided by market makers, estimates of market value, values from yield data obtained from the Adviser's matrix or values obtained from an independent pricing service. Any such service may value the fund's investments based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers and general market conditions. The service may also employ electronic data processing techniques, a matrix system or both to determine valuations.

In connection with the fund's use of the amortized cost method of portfolio valuation to maintain its net asset value at $1.00 per share, the fund might incur or anticipate an unusual expense, loss, depreciation, gain or appreciation that would affect its net asset value per share or income for a particular period. The extent of any deviation between the fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, will be examined by the Board of Trustees as it deems appropriate. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it will take such action as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, such dilution or unfair results. Actions which the Board might take include (i) selling portfolio instruments prior to maturity to realize capital gains or losses (ii) shorten average portfolio maturity (iii) increasing, reducing, or suspending dividends or distributions from capital or capital gains or (iv) redeeming shares in kind. The Board might also establish a net asset value per share by using market values, which may result in a deviation of net asset value from $1.00 per share.


TAXATION OF THE FUNDS

Each fund, since inception has qualified, and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. Such qualification exempts the Funds from federal income taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains to the shareholders.

<PAGE 39>

PERFORMANCE INFORMATION

YIELD
The Balanced Fund and Intermediate Bond Fund may quote yield figures from time to time. Yield is computed by dividing the net investment income per share earned during a 30-day period (using the average number of shares entitled to receive dividends) by the net asset value per share on the last day of the period. The Yield formula provides for semiannual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

The Yield formula is as follows:

YIELD = 2(((a-b/cd) + 1) - 1)

a = dividends and interest earned during the period (for this purpose, the fund will recalculate the yield to maturity based on market value of each portfolio security on each business day on which net asset value is calculated);

b = expenses accrued for the period (net of reimbursements);

c = the average daily number of shares outstanding during the period that were entitled to receive dividends;

d = the net asset value of the fund.

The Intermediate Bond Fund's yield for the 30 days ended December 31, 2002, was 3.36%.

CURRENT OR EFFECTIVE YIELD
The Government Money Market Fund may quote a "Current Yield" or "Effective Yield", or both, from time to time. The Current Yield is an annualized yield based on the actual total return for a seven-day period. The Effective Yield is an annualized yield based on a daily compounding of the Current Yield.
These yields are each computed by first determining the "Net Change in Account Value" for a hypothetical account having a share balance of one share at the beginning of a seven-day period ("Beginning Account Value"), excluding capital changes. The Net Change in Account Value will always equal the total dividends declared with respect to the account, assuming a constant net asset value of $1.00.

The Yields are then computed as follows:

Current Yield    = NET CHANGE IN ACCOUNT VALUE X 365
                   ---------------------------   ---
                   Beginning Account Value        7

Effective Yield  = (1 + NET CHANGE IN ACCOUNT VALUE) 365/7 - 1
                   --------------------------------
                   Beginning Account Value

In addition to fluctuations reflecting changes in net income of the fund resulting from changes in income earned on its portfolio securities and in its expenses, the fund's yield also would be affected if the fund were to restrict or supplement its dividends in order to maintain its net asset value at $1.00 (see "Shareholder Information" in the Prospectus and "Valuation of Fund Shares" herein). Portfolio changes resulting from net purchases or net redemptions of fund shares may affect yield. Accordingly, the fund's yield may vary from day to day and the yield stated for a particular past period is not a representation as to its future yield. The fund's yield is not assured, and its principal is not insured, however, the fund will attempt to maintain its net asset value per share at $1.00.

<PAGE 40>


For the seven days ended December 31, 2003, the Government Money Market Fund's current seven-day yield was 0.49% and the effective yield was also 0.49%.


PERFORMANCE DATA
From time to time, each fund may give information about its performance by quoting figures in advertisements and sales literature. These performance figures are based on historical results and are not intended to indicate future performance. "Average Annual Total Return" represents the average annual compounded rate of return for the periods presented. Periods of less than one year are not annualized. Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the fund's portfolio. Average annual total return is calculated in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

      ERV = P(1+T)(n)

      P = the amount of an assumed initial investment of $1,000 in fund shares;

      T = average annual total return;

      n = number of years from initial investment to the end of the period

      ERV = ending redeemable value of $1,000 investment held until the end of such period.

This calculation: (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

"Average Annual Total Return After Taxes on Distributions" adjusts the before taxes quotation for the effects of paying the highest individual marginal federal income tax rate on distributions paid by each of the Funds. Average annual total return after-taxes on distributions is calculated in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

      P(1+T)(n) = ATV(D)

      P = hypothetical initial payment of $1,000

      T = average annual total return (after taxes on distributions)

      n = number of years

      ATV(D) = ending redeemable value, after taxes on fund distributions but not after taxes on sale of fund shares, at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

"Average Annual Total Return After Taxes on Distributions and Sale of Fund Shares" adjusts the after-taxes quotation for the effects of paying the highest individual marginal federal income tax rate on the sale of each fund's shares. Average annual total return after taxes on distributions and sale of

<PAGE 41>

fund shares is calculated in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

      P(1+T)(n) = ATV(DR)

      P = hypothetical initial payment of $1,000

      T = average annual total return (after taxes on distributions and redemption)

      n = number of years

      ATV(DR) = ending redeemable value, after taxes on fund distributions and redemption, at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

ADVERTISING INFORMATION
In advertising and sales literature, a fund may compare its yield and performance with that of other mutual funds, indices or averages of other mutual funds, indices of related financial assets or data and other competing investment and deposit products available from or through other financial institutions. The composition of these indices or averages differs from that of the Funds. Comparison of a fund to an alternative investment should be made with consideration of differences in features and expected performance.

All of the indices and averages used will be obtained from the indicated sources or reporting services, which the Funds believe to be generally accurate. A fund may also note its mention in newspapers, magazines or other media from time to time. However, the Funds assume no responsibility for the accuracy of such data. Newspapers and magazines which might mention a fund include, but are not limited to, the following:

      Business Week                                Los Angeles Times
      Changing Times                               Money
      Chicago Tribune                              Mutual Fund Letter
      Chicago Sun-Times                            Morningstar
      Crain's Chicago Business                     Newsweek
      Consumer Reports                             The New York Times
      Consumer Digest                              Pensions and Investment
      Financial World                              Personal Investor
      Forbes                                       Stanger Reports
      Fortune                                      Time
      Investor's Daily                             USA Today
      Kiplinger's                                  U.S. News and World Report
      L/G No-Load Fund Analyst                     The Wall Street Journal

When a newspaper, magazine, or other publication mentions a fund, such mention may include (i) listings of some or all of the fund's holdings, (ii) descriptions of characteristics of some or all of the securities held by the fund, including price-earnings ratios, earnings, growth rates and other statistical information and comparisons of that information to similar statistics for the securities comprising any of the indices or averages listed above and (iii) descriptions of the fund's or a portfolio manager's economic and market outlook.

A fund's performance is a result of conditions in the securities markets, portfolio management and operating expenses. Although information such as that described above may be useful in reviewing a fund's performance and in providing some basis for comparison with other investment alternatives, it is not necessarily indicative of future performance and should not be used for

<PAGE 42>

comparison with other investments using different reinvestment assumptions or time periods.

The Funds may also compare their performances to various stock indices (groups of unmanaged common stocks), including Standard & Poor's 500 Stock Index, the Value Line Composite Average, the Russell Indices, the NASDAQ Composite Index, the Dow Jones Industrial Average or to the Consumer Price Index or groups of comparable mutual funds, including rankings determined by Lipper Analytical Services, Inc. (an independent service that monitors the performance of over 1,000 mutual funds), Morningstar, Inc. or that of any another service.

The Funds may also cite its ranking, recognition or other mention by Morningstar. Morningstar's ranking system is based on risk-adjusted total return performance and is expressed in a star-rated format. The risk- adjusted number is computed by subtracting a fund's risk score (which is a function of the fund's monthly return less the 3-month Treasury bill return) from the fund's load-adjusted total return score. This numerical score is then translated into ranking categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, and next 22.5% labeled two star, and the bottom 10% one star. A high ranking reflects either above-average performance or below-average risk or both.

FINANCIAL STATEMENTS


The financial statements for the Fund and Trust, including the Statement of Assets and Liabilities and the Statement of Operations for the fiscal year ended December 31, 2003, and the Statements of Changes in Net Assets for the fiscal years ended December 31, 2003 and 2002, are included in the Monetta Fund Annual Report and the Monetta Trust Annual Report to shareholders for the fiscal year ended December 31, 2003. Also included in the respective Annual Reports are the financial highlights for the Fund and the Trust, each such Annual Report is incorporated herein by reference. You may receive copies of the reports, as well as the June 30, 2003 Semi-Annual, without charge by calling 1-800-MONETTA.


<PAGE 43>

APPENDIX I - FIXED INCOME SECURITIES RATINGS

GENERAL RATINGS INFORMATION
A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the credit-worthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which a fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other reasons. The following is a description of the characteristics of ratings used by Moody's and S&P.

BOND RATINGS

RATINGS BY MOODY'S
Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes are not likely to impair the fundamentally strong position of such bonds.

Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in the Aaa Bonds, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Bonds rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during future periods of significant economic change. Uncertainty of position characterizes bonds in this class.

Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract, over any length of time, may be minimal.

Bonds rated Caa are of poor quality. Such issues may be in default or there may be present negative elements with respect to principal or interest.

<PAGE 44>

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each of these generic rating classifications in its corporate bond rating systems. The modifier 1 indicates that the security ranks in the higher end of its generic rating category.

RATINGS BY STANDARD AND POOR'S
Debt rated AAA has the highest rating available. Ability to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong ability to pay interest and repay principal and differs only minimally from the highest rated issues.

Debt rated A has a strong ability to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate ability to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions are more likely to lead to a weakened ability to pay interest and repay principal for debt in this category than for debt in higher rated categories.

Bonds rated BB, B, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties and major risk exposures to adverse conditions.

NOTE: These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

RATINGS BY MOODY'S
The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:

(1)  evaluation of the management of the issuer;

(2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas;

(3) evaluation of the issuer's products in relation to competition and customer acceptance;

(4)  liquidity;

(5)  amount and quality of long-term debt;

(6)  trend of earnings over a period of ten years;

(7) financial strength of a parent company and the relationships which exist with the issuer;

(8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

These factors are all considered in determining whether the commercial paper is rated P-2 or P-3.

<PAGE 45>

RATINGS BY STANDARD & POOR'S
The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strengths combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of AA or higher) or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics.

Paper rated A-1 must have the following characteristics:

1)   liquidity ratios are adequate to meet cash requirements,

2)   long-term senior debt is rated A or better,

3)   the issuer has access to at least two additional channels of borrowing,

4) basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry and the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-2 or A-3.

<PAGE 46>

APPENDIX II - PROXY VOTING POLICY

                       MONETTA FINANCIAL SERVICES, INC.
                              PROXY VOTING POLICY
                           ADOPTED:  AUGUST 1, 2003

      The Board of Directors of Monetta Financial Services, Inc. accepts the delegation to vote proxies of the securities held by the Monetta Funds.

      Monetta Financial Services' voting policy is to vote all proxies in what it deems to be in the best interest of the funds' shareholders. The following non-exhaustive list provides the general guidelines and parameters that the Adviser will use in voting for or against a proposal relating to certain issues:


CORPORATE GOVERNANCE

BOARD OF DIRECTORS.  Issues include director independence, director       GENERALLY VOTE IN FAVOR
compensation and consulting fees, committees, number of directors, term limits, stock ownership by directors, et al.

CAPITAL STRUCTURE, CLASS OF STOCK AND RECAPITALIZATION.  Issues include   GENERALLY VOTE IN FAVOR
change in state or country of incorporation (i.e., reincorporation), separate classes of stock, et al.

COMPENSATION PLANS.  Issues include CEO and executive compensation, stock VOTE ON A
option plans, bonuses, severance packages (e.g., golden parachutes),      Case by Case Basis
management incentive plans, pension plans, et al.

GENERAL CORPORATE GOVERNANCE.  Issues include election of directors,      GENERALLY VOTE IN FAVOR
classified boards, confidential voting, cumulative voting, liability and indemnification of management or directors, ratification of independent auditors, super-majority voting, shareholder proposals, change in charter or by-laws, et al.

TAKEOVERS AND SIGNIFICANT CORPORATE EVENTS.  Issues include mergers and   VOTE ON A
acquisitions, anti-greenmail proposals, increase in authorized common     CASE BY CASE BASIS
stock, poison pills, shareholder rights, spin-offs, opt-out of state antitakeover law, et al.

<PAGE 47>

SOCIAL ISSUES

DEMOCRACY AND HUMAN RIGHTS.  Issues include political and religious       VOTE ON A
freedoms, protection of indigenous people, et al.                         CASE BY CASE BASIS

DIVERSITY.  Issues include composition of boards of directors, equal      VOTE ON A
opportunity employment, non-discrimination policies (e.g., policies on    CASE BY CASE BASIS
race, gender, sexual orientation and disability), et al.

ENVIRONMENT.  Issues include activity in certain locales (e.g., Alaska),  VOTE ON A
climate change and global warming, environmental and social disclosure,   CASE BY CASE BASIS
use of certain materials or chemicals, genetically modifies food and agricultural products, nuclear power, recycling, reduction and clean-up of toxics, animal rights, et al.

GLOBAL FINANCE.  Issues include debt cancellation for poor countries, et  VOTE ON A
al                                                                        CASE BY CASE BASIS

HEALTH AND SAFETY.  Issues include pricing of drugs and pharmaceuticals,  VOTE ON A
tobacco, et al.                                                           CASE BY CASE BASIS

WORKPLACE.  Issues include labor relations, vendor/supplier standards,    VOTE ON A
labor rights, sweatshops, child labor, et al.                             CASE BY CASE BASIS

MILITARISM AND VIOLENCE.  Issues include sale of firearms, landmines,     VOTE ON A
space-based weapons, weapon sales to foreign governments, et al.          CASE BY CASE BASIS

POLITICAL CONTRIBUTIONS.  Issues include soft money contributions,        VOTE ON A
reporting of political contributions, et al.                              CASE BY CASE BASIS

<PAGE 48>

                                   FORM N-1A
                                 MONETTA TRUST
                                   May 1, 2004

          SECURITIES ACT OF 1933 Post-effective amendment no. 21
                                      and
               INVESTMENT COMPANY ACT OF 1940 Amendment no. 22


                             PART C - Other Information

ITEM 23. EXHIBITS

(a)    Agreement and Declaration of Trust (1)

(b)    Bylaws (1)

(c)    None

(d)(1) Investment Advisory Agreement dated December 3, 2001 with Monetta Financial Services, Inc. (4)

(d)(2) Sub-Advisory Agreement dated December 3, 2001 with Ambassador Capital Management (3)

(e)    Distribution Agreement dated May 1, 2002 with Quasar
       Distributors, LLC(3)

(f)    None

(g)(1) Custody agreement dated January 1, 1993 with U.S. Bank, N.A. (formerly Firstar Trust Company) (1)

(g)(2) Addendum to Custody Agreement dated August 31, 1995 with U.S. Bank, N.A. (formerly Firstar Trust Company) adding Monetta Blue Chip (formerly Large-Cap) Fund and Monetta Balanced Fund to Custody Agreement (1)

(g)(3) Addendum to Custody Agreement dated February 1, 1997 with U.S. Bank, N.A. (formerly Firstar Trust Company) adding Monetta Select Technology (formerly Small-Cap) Fund to Custody Agreement (1)

(h)(1) Transfer agency agreement dated February 1, 1993 with U.S. Bancorp Fund Services, LLC (formerly Firstar Trust Company) (1)

(h)(2) Addendum to Transfer Agency Agreement dated August 31, 1995 with U.S. Bancorp Fund Services, LLC (formerly Firstar Trust Company) adding Monetta Blue Chip (formerly Large-Cap) Fund and Monetta Balanced Fund to Transfer Agency Agreement (1)

(h)(3) Addendum to Transfer Agency Agreement dated February 1, 1997 with U.S. Bancorp Fund Services, LLC (formerly Firstar Trust Company) adding Monetta Select Technology (formerly Small-Cap) Fund to Transfer Agency Agreement (1)

(i)(1) Opinion of counsel dated January 18, 1993 (1)

(i)(2) Opinion of counsel with respect to Monetta Blue Chip (formerly Large-Cap) Equity Fund and Monetta Balanced Fund dated August 1, 1995 (1)

(i)(3) Opinion of counsel with respect to Monetta Select Technology (formerly Small-Cap Equity) Fund dated January 30, 1997 (1)

(i)(4) Opinion of counsel with Respect to Monetta Blue Chip (formerly Large-Cap Equity) Fund and Monetta Balanced Fund dated
       August 1, 1995 (1)

(i)(5) Opinion of counsel with respect to Monetta Select Technology (formerly Small-Cap Equity) Fund dated January 27, 1997 (1)

(i)(6) Opinion and consent of counsel dated April 30, 2004

(j)    Consent of independent auditors

(k)    Not applicable

(l)    Subscription agreement (1)

(m)(1) Class A Service and Distribution Plan (5)

(m)(2) Class C Service and Distribution Plan (5)

(n)    Not applicable

(o)    Rule 18f-3 Plan (5)

(p)    Code of Ethics (2)

(q)    Other Exhibits.  Powers of Attorney of John W. Bakos,
       John J. Guy,Jr., Mark F. Ogan and Marlene Z. Hodges as
       Trustees of Monetta Trust, dated April 29, 2003 (4)

(1) Previously filed as an exhibit to post-effective amendment no. 8 to Registrant's registration statement on Form N-1A no. 33-54822, and incorporated herein by reference.

(2) Previously filed as an exhibit to post-effective amendment no. 15 to Registrant's registration statement on form N-1A no. 33-54822, and incorporated herein by reference.

(3) Previously filed as an exhibit to post-effective amendment no. 17 to Registrant's registration statement on form N-1A no. 33-54822, and incorporated herein by reference.

(4) Previously filed as an exhibit to post-effective amendment no. 18 to Registrant's registration statement on form N-1A no. 33-54822, and incorporated herein by reference.


(5) Previously filed as an exhibit to post-effective amendment no. 20 to Registrant's registration statement on form N-1A no. 33-54822, and incorporated herein by reference.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the registrant within the meaning of this item. The information in the prospectus under the caption "Management of the Funds" and in the Statement of Additional Information under the captions "Investment Adviser" and "Directors/Trustees and Officers" is incorporated by reference.

ITEM 25.  INDEMNIFICATION

Article VIII of the agreement and declaration of trust of registrant (exhibit 1 to this registration statement, which is incorporated herein by reference) provides in effect that registrant shall provide certain indemnification of its trustees and officers. In accordance with Section 17(h) of the Investment Company Act, that provision shall not protect any person against any liability to the registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Monetta Financial Services, Inc. ("MFSI"), registrant's investment adviser, also acts as investment adviser to Monetta Fund, Inc. and to individual and institutional clients. The directors and officers of MFSI are: Robert S. Bacarella, Chairman, President and Director; and Maria C. DeNicolo, Chief Financial Officer, Secretary, Treasurer and Director. The information in the Statement of Additional Information under the heading "Directors/Trustees and Officers" describing the principal occupations and other affiliations of Mr. Bacarella, and Ms. DeNicolo is incorporated herein by reference.

ITEM 27.  PRINCIPAL UNDERWRITERS

(a) As of the date of the last post-effective amendment filing, Quasar Distributors, LLC (the "Distributor") also acts as principal underwriter for the following investment companies:

CULLEN FUNDS TRUST
COUNTRY MUTUAL FUNDS TRUST
THE HENNESSY MUTUAL FUNDS, INC.
THE HENNESSY FUNDS, INC.
KIT COLE INVESTMENT TRUST
EVEREST FUNDS
BRANDYWINE ADVISORS FUND (EXCEPT FOR BRANDYWINE BLUE FUND)
LIGHT REVOLUTION FUND, INC.
IPS FUNDS
THE JENSEN PORTFOLIO
FIRST AMERICAN INSURANCE PORTFOLIOS, INC.
THE LINDNER FUNDS
AHA INVESTMENT FUNDS
WEXLER TRUST, THE MUHLENKAMP FUND
MUTUALS.COM, THE GENERATION WAVE FUNDS
FIRST AMERICAN FUNDS, INC.
FIRST AMERICAN INVESTMENT FUNDS, INC.
FIRST AMERICAN STRATEGY FUNDS, INC.
FIRST AMERICAN CLOSED END FUNDS
ZODIAC TRUST, CONNING MONEY MARKET PORTFOLIO
CCMA SELECT INVESTMENT MULTIPLE SERIES TRUST
     INDIVIDUAL TRUSTS:
     CCMA SELECT MONEY MARKET FUND
     CCMA SELECT INTERNATIONAL CORE EQUITY FUND
CCM ADVISORS FUNDS MULTIPLE SERIES TRUST
     INDIVIDUAL TRUSTS:
     Limited Maturity Fixed Income Master Portfolio
     Full Maturity Fixed Income Master Portfolio
     Diversified Equity Master Portfolio
     Balanced Master Portfolio
GLENMEDE FUND, INC. MULTIPLE SERIES TRUST
     GOVERNMENT CASH PORTFOLIO
     TAX-EXEMPT CASH PORTFOLIO
     CORE FIXED INCOME
     STRATEGIC EQUITY PORTFOLIO
     INSTITUTIONAL INTERNATIONAL PORTFOLIO
     INTERNATIONAL PORTFOLIO
     SMALL CAPITALIZATION VALUE PORTFOLIO
     LARGE CAP VALUE PORTFOLIO
     SMALL CAPITALIZATION GROWTH PORTFOLIO
     CORE VALUE PORTFOLIO
DAL INVESTMENT COMPANY
FORT PITT CAPITAL FUNDS
MW CAPITAL MANAGEMENT FUNDS
QUINTARA FUNDS
JACOB INTERNET FUND

QUASAR CLIENTS DUE TO FFDI MERGER, EFFECTIVE 10/1/01:
ADVISOR SERIES TRUST MULTIPLE SERIES TRUST
     INDIVIDUAL TRUSTS:
     AMERICAN TRUST ALLEGIANCE FUND
     AVATAR ADVANTAGE BALANCE FUND
     AVATAR ADVANTAGE EQUITY ALLOCATION FUND
     CAPITAL ADVISORS GROWTH FUND
     CHASE GROWTH FUND
     EDGAR LOMAX VALUE FUND
     HOWARD EQUITY FUND
     THE JACOBS FUND
     NATIONAL ASSET MANAGEMENT CORE EQUITY FUND
     SEGALL BRYANT & HAMILL MID CAP FUND
     THE AL FRANK FUND
     THE ROCKHAVEN FUND
     THE ROCKHAVEN PREMIER DIVIDEND FUND
BRANDES INVESTMENT TRUST, BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND, BUILDERS FIXED INCOME FUND, INC.
DESSAUER FUND GROUP, THE DESSAUER GLOBAL EQUITY FUND
FFTW FUNDS, INC.
HARDING LOEVNER FUNDS, INC.
INVESTEC FUNDS
KAYNE ANDERSON FUNDS
PIC INVESTMENT TRUST FUNDS [PROVIDENT INVESTMENT COUNSEL]
PROFESSIONALLY MANAGED PORTFOLIOS (PMP), MULTIPLE SERIES TRUST
     INDIVIDUAL TRUSTS:
     AVONDALE HESTER TOTAL RETURN FUND
     HARRIS BRETALL SULLIVAN & SMITH GROWTH FUND
     JC EDWARDS EQUITY MASTERS FUND
     LIGHTHOUSE CONTRARIAN FUND
     PORTFOLIO 21
     PZENA FOCUSED VALUE FUND
     THE OSTERWEIS FUND
     U.S. GLOBAL LEADERS GROWTH FUND
     WOMEN'S EQUITY MUTUAL FUND
PURISMA FUNDS
RANIER FUNDS
RNC FUNDS
SEIX FUNDS, INC.
TIFF INVESTMENT PROGRAM, INC.
TRUST FOR INVESTMENT MANAGERS MULTIPLE SERIES TRUST
     INDIVIDUAL TRUSTS:
     MCCARTHY INSTITUTIONAL FUND
     SYM SELECT GROWTH FUND
     VILLERE BALANCED FUND
TT INTERNATIONAL

Quasar Distributors, LLC is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Quasar Distributors, LLC is a wholly-owned subsidiary of U.S. Bancorp, a publicly traded company on the New York Stock Exchange under the ticker symbol USB. From February 1, 1997 through April 30, 2002, the distributor was Funds Distributor, Inc.

(b) The information required by this Item 27(b) with respect to each director, officer, or partner of Quasar Distributors, LLC is incorporated by reference to Schedule A of Form BD filed by Quasar Distributors, LLC with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (File No. 8-52323).

(c)  Not applicable

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

Maria C. DeNicolo
Monetta Financial Services, Inc.
1776-A South Naperville Road, Suite 100
Wheaton, Illinois 60187-8133

ITEM 29.  MANAGEMENT SERVICES

None

ITEM 30.  UNDERTAKINGS

(a)  Not applicable

(b)  Not applicable

(c) Registrant undertakes to furnish each person to whom a prospectus is delivered, upon request and without charge, a copy of Registrant's most recent annual report to shareholders.

(d) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees when requested to do so by the holders of at least 10% of Registrant's outstanding shares of beneficial interest, and in connection with such meeting to comply with the provisions of section 16(c) of the Investment Company Act of 1940.




                                SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned duly authorized Officer.

          MONETTA TRUST


          By:  /S/ ROBERT S. BACARELLA
              Robert S. Bacarella, President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.


NAME                         TITLE                            DATE
/S/ ROBERT S. BACARELLA      Principal Executive Officer,    )
Robert S. Bacarella          Trustee and President           )
                                                             )
/S/ MARIA C. DE NICOLO       Principal Financial Officer and )
Maria C. De Nicolo           Principal Accounting Officer    )
                                                             )
/S/ JOHN W. BAKOS*           Trustee                         )
John W. Bakos                                                )

                                                             )
/S/ JOHN L. GUY, JR.*        Trustee                         )  April 30, 2004
John L. Guy, Jr.                                             )
                                                             )
/S/ MARK F. OGAN*            Trustee                         )
Mark F. Ogan                                                 )
                                                             )
/S/ MARLENE ZIELONKA HODGES* Trustee                         )
Marlene Zielonka Hodges                                      )


* Maria De Nicolo signs this document on behalf of each of the foregoing persons pursuant to the power of attorney filed as Exhibit (q) to this registration statement.

                             /S/ MARIA C. DE NICOLO
                              Maria C. De Nicolo
                              Attorney-in-Fact

Exhibit (i)(6)


Seyfarth Shaw LLP
55 East Monroe Street
Suite 4200
Chicago, Illinois 60603

Monetta Fund, Inc.
Monetta Trust
1776-A South Naperville Road
Suite 100
Wheaton, Illinois 60187-8133

April 30, 2004

          Re: Monetta Fund, Inc, Securities Act Registration No. 33-1398 and Monetta Trust, Securities Act Registration No. 33-54822 (the "Funds")

Ladies and Gentlemen:

     We have acted as counsel for Monetta Fund, Inc. (the "Fund") in connection with the registration under the Securities Act of 1933 (the "Act") of an indefinite number of shares of beneficial interest of the Monetta Fund (the "Fund Shares") in registration statement no. 33-1398 on Form N-1A (the "Fund Registration Statement").

     We have also acted as counsel for Monetta Trust (the "Trust") in connection with the registration under the Act of an indefinite number of shares of beneficial interest of the series of the Trust designated Monetta Select Technology Fund, Monetta Mid-Cap Equity Fund, Monetta Blue Chip Fund, Monetta Balanced Fund, Monetta Intermediate Bond Fund and Monetta Government Money Market Fund (the "Trust Shares", and together with the Fund Shares, collectively, the "Shares") in registration statement no. 33-54822 on Form N-1A (the "Trust Registration Statement", and together with the Fund Registration Statement, collectively, the "Registration Statements").

     In this connection we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, corporate and other records, certificates and other papers as we deemed it necessary to examine for the purpose of this opinion, including the agreement and declaration of trust (the "Trust Agreement"), articles of incorporation of the Fund (the "Articles of Incorporation"), bylaws of the Trust and the Fund, actions of the board of trustees of the Trust and the Fund authorizing the issuance of shares of the Funds and the Registration Statements.

     Based on the foregoing examination, we are of the opinion that upon the issuance and delivery of the Shares of the Funds in accordance with the Trust Agreement, the Articles of Incorporation and the actions of the board of trustees and the board of directors authorizing the issuance of the Shares, and the receipt by both the Trust and the Fund of the authorized consideration therefor, the Shares so issued will be validly issued, fully paid and nonassessable (although shareholders of the Funds may be subject to liability under certain circumstances as described in the statements of additional information of the Trust and the Fund included as Part B of the Registration Statements under the caption "General Information").

     We consent to the filing of this opinion as an exhibit to the Registration Statements. In giving this consent, we do not admit that we are in the category of persons whose consent is required under section 7 of the Act.

                                   Very truly yours,

                                   SEYFARTH SHAW LLP


                                   By:  /S/ ARTHUR DON
                                   Arthur Don, Partner

Exhibit (j)


                     CONSENT OF INDEPENDENT AUDITORS




To the Board of Trustees
   of Monetta Trust:


We consent to the use of our report which is incorporated herein by reference and to the references to our Firm under the headings "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information.




Chicago, Illinois
April 26, 2004